UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                             Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:   011-44-20-3077-6000

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2014

Item 1. Reports to Stockholders.

2

ASHMORE FUNDS

SEMI ANNUAL FINANCIAL STATEMENTS

April 30, 2014

ASHMORE FUNDS

Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT

For the period November 1, 2013 to April 30, 2014

Overview

The six months to April 30, 2014 saw a period of increased volatility across the different investment themes. Despite this volatility, we believe that fundamentals across Emerging Markets (“EM”) remain strong. Emerging Markets posted mildly positive performance during April across all asset classes, in spite of the increased geopolitical risk brought about by the stand-off between loyalists and pro-Russian militias in Eastern Ukraine. EM currencies saw modest positive returns, as volatility remained low, encouraging investors to buy high yielding local currency bonds. Global equities inched up, with the MSCI Emerging Markets and the S&P 500 rising close to 0.3%. The Euro Stoxx 50 outperformed, rising 1.2% and the Nikkei underperformed, declining 3.5%.

During Q4 2013, clear signs of policy divergence between the world’s largest Central Banks drove the dominant global macro themes. In the US, the quarter began with fixed income and equity markets rallying, as the window for on-going quantitative easing (“QE”) remained open longer than expected following the US Federal Reserve’s (the “Fed’s”) decision not to reduce QE in September. This decision was based on uncertainty following mixed activity data and the expectation that the debt ceiling would necessitate fiscal budget negotiations during October. As economic activity recovered during Q4, buoyed by a strong labour market, the Fed announced its first tapering of QE on December 18, with a USD 10bn cut in monthly purchases. Chairman Bernanke guided the market to expect further cuts to asset purchases of a similar magnitude at subsequent FOMC meetings (subject to the data), but did not lower the employment threshold for Fed fund hikes, preferring instead to enhance the inflation criteria and provide ‘qualitative guidance’. In Europe, economic activity recovered, albeit with large discrepancies between core countries, as Germany expanded more than expected while France disappointed. Nevertheless, both current inflation and expectations declined dangerously (Consumer Price Index (“CPI”) at 0.7% year-on-year from 1.1% and core CPI at 0.8% from 1.0%). In an environment of nascent low economic recovery and extremely subdued inflation, the ECB worked hard to dissociate the Eurozone from the monetary tightening implied by higher US Treasuries.

The first quarter of 2014 was full of surprises. The consensus trades at the end of 2013 were: global equities to extend their rally, global fixed income to extend its sell-off and EM to suffer. As is often the case, the consensus was wrong. Global equities had an uninspiring quarter, with the S&P 500 index up 1.3%, but the DAX 30 and Nikkei 225 indices down 0.3% and 8.4% respectively. Fixed income had a strong quarter with the 10 year US treasury yield down 31 basis points (bps) to 2.72% and yields for the debt of peripheral European economies rallying between 83 bps (10 year Italy) and 206 bps (10 year Portugal). For currencies, USD performance also failed to impress, with USD index growth a mere 0.1% in the quarter. JPY and AUD rose against the USD by 2.0% and 3.8% respectively, whereas the Euro closed the quarter virtually unchanged at 1.3769.

Three macro themes explain Q1 performance. Firstly, adverse weather in the US took its toll on the much anticipated economic rebound, as employment, housing and activity data surprised on the downside. Secondly, not only did inflation in Europe fail to match ECB expectations of a rebound, it declined further, reaching an all-time low in March at 0.5% year-on-year. Finally, the technical position weighed on performance as investors unwound long equity positions and bought fixed income to rebalance their portfolios, which had become over-concentrated in equities and light in fixed income following 2013 performance. Within this context, EM performed well despite increased geopolitical and political risks. The situation in Crimea brought volatility to Russia, Ukraine and other countries in the region, while fractious politics in Turkey and Thailand contaminated the overall mood in EM during the first weeks of January. However, the situation improved dramatically and FX volatility declined after the central banks of Turkey, Brazil, India and South Africa took interest rates higher in order to control local inflation after the strong FX depreciation of recent years. This change in monetary policy was decisive in reducing FX volatility. Low volatility coupled with compelling levels of real interest rates pushed investors to cover short EM FX positions, leading to a rebound in local currencies and local currency bonds. The MSCI EM index closed the quarter down 0.8% after a strong recovery in March (up 2.9%). EM fixed income performed well, with the JP Morgan EMBI Global Diversified index up 3.7%, the JP Morgan CEMBI Broad Diversified index up 2.8%, the JP Morgan GBI-EM Global Diversified index up 1.9% and the JP Morgan ELMI+ index up 0.5%.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates typically operate in environments that feature high growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We anticipate these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (a.k.a. trade between EM countries as opposed to trade with developed markets) has resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities.

EM Corporate Credit remains in positive territory with the JP Morgan CEMBI BD index showing returns of 3.60% year to date. Despite this, performance has not been smooth recently and the Fund’s institutional class underperformed its benchmark over the period. The second quarter started on a strong note for EM with corporate markets building on a good start in the previous quarter. April saw a continuation of the EM asset rally which started in mid-March, although this positive sentiment softened towards the end of the month. There was some disparity in regional performance; Latin American spreads tightened while EMEA finished the month wider. Within the credit space, duration also impacted performance and investment-grade credit outperformed high-yield. The Fund’s top contributors for the period were positions in Jamaica, United Arab Emirates and Kazakhstan. Unsurprisingly, positions in Ukraine and Russia detracted from performance as did positions in Peru.

April set an all-time record for new EM corporate debt issuance with a total of US $54.5bn in new issues, an increase of 12% over the previous record which was attained in April last year. Issuance came predominantly from Latin America, with EMEA showing a sharp decline from last year (notably with corporates in Russia and Ukraine staying away from the market). The break-down of issuance was 61% LatAm, 19% Asia and 20% EMEA. 80% of new issuance was Investment Grade (“IG”) rated compared with 20% in the High Yield (“HY”) space. It was interesting to note that despite the massive increase in supply, spreads still managed to tighten during April for both IG and HY credits. This was testimony to strong capital inflows into EM corporate debt, as an increasing number of investors allocate to this space.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Performance was volatile over the period and the Fund’s institutional class underperformed its benchmark. The Fund’s top contributors for the period were positions in Turkey, Colombia and Malaysia. In Turkey, market participants recently welcomed a less volatile political picture after the Justice and Development Party’s solid victory in municipal elections, notably keeping control over Istanbul and Ankara. The Central Bank recently refrained from cutting rates, leaving the 1-week repo at 10% and the overnight lending rate at 12%, citing inflationary pressures (CPI reached 8.39% in March) and the positive rebalancing of the economy with credit expansion slowing. Detractors from performance included Mexico, Russia and Brazil. In Russia, Federal Loan Bonds sold off in April between 50 and 60 basis points; the Central Bank surprised the market once again, hiking interest rates by 50 basis points in order to contain the inflationary pass-through from the weaker RUB and anchor the currency.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Currency Fund

The Ashmore Emerging Markets Currency Fund (“the Fund”) (formerly known as the Ashmore Emerging Markets Local Currency Fund) seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to the local currencies of EM countries. The Fund also has the flexibility to invest in debt securities issued by Sovereign and Quasi-Sovereign issuers which may be denominated in the local currency of the issuer.

The current environment continues to reflect the better fiscal and growth picture in the Emerging Markets compared to the developed markets. Putting aside periods of market dislocation when positioning tends to be based to a greater extent on technical and emotional factors rather than fundamentals, the real drivers of long-term currency performance, including relative interest rates and growth, clearly favour Emerging Markets. We believe that the deleveraging process across the developed world is perhaps half complete. At a sovereign level, the heavy debt burdens of developed market countries are clear – no more so than in the United States, which continually bumps up against its multi-trillion dollar debt ceiling. In our view, a basket of EM currencies not only provides increased diversification, but also allows us to invest in currencies that we consider to be best positioned to benefit from positive domestic and regional trends.

March saw a clear move towards high yield currencies and the JP Morgan ELMI+ index continued to climb through March and into April, leaving the index with a positive return of 0.8% YTD. April experienced more mixed performance related to fundamentals and flows. Within the index, Latin America outperformed, rising 0.6%, whereas Europe lagged, closing the month flat.

Over the period, the Fund’s institutional class outperformed its benchmark by 9 basis points. The best performing currencies over the period were the Chinese renminbi, Turkish lira and Argentine peso. The Indonesian rupiah, Mexican nuevo peso and Brazilian real were the worst detractors from performance.

Ashmore Emerging Markets Debt Fund

The Ashmore Emerging Markets Debt Fund (“the Fund”) (formerly known as the Ashmore Emerging Markets Sovereign Debt Fund) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers in EM Countries, which may be denominated in any currency, including the local currency of the issuer. The Fund typically invests at least 50% of its net assets in debt instruments of Sovereign or Quasi-Sovereign issuers denominated in hard currencies (i.e. the U.S. dollar or the currency of any other nation in the G-7).

During the first quarter of 2014, the JP Morgan EMBI Global Diversified index was the best performing index in EM debt, rising 3.7%. Tailwinds from falling US treasury yields and interest carry were the main components of performance, as credit spreads posted a small decline of 3.4 basis points (-11.7 bps in High Yield and +2.8 bps in Investment grade). Within Investment Grade, the best performing countries were Morocco, India, Turkey and Indonesia, whereas Russia, Trinidad & Tobago and Azerbaijan underperformed.

Over the period, the Fund’s institutional class outperformed its benchmark by 66 bps. Among the Fund’s best performing positions were positions in the United Arab Emirates, Ukraine and the Ivory Coast. Positions in Russia, Venezuela and Argentina were the main detractors from performance. Ukraine had a volatile quarter, starting with a broad sell-off in February as Russia occupied Crimea, but ending March with a strong relief rally as parliament approved the budgetary changes required for IMF support and reached staff level agreement on a two year standby facility. In addition to the US $18bn in support made available under this programme, both the US and Europe committed direct financing. The IMF added recently that there are no plans to include haircuts on private sector debt. Argentina took further steps towards more orthodox macroeconomic policies: Following the recent ARS devaluation and monetary tightening, the government commenced discussions on reducing hefty energy price subsidies (currently amounting to approximately 5% of GDP).

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

The Fund’s institutional class underperformed its benchmark over the period with local currency corporate debt the main contributor to relative performance and external debt and local currency as detractors. Local currency bonds posted modest performance during April, with the index rising 0.6%. Bonds had mixed performance: The benchmark yield tightened 2 basis points from 6.88% to 6.86%, with interest carry explaining the bulk of

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INVESTMENT MANAGER’S REPORT (CONTINUED)

positive performance. For the Index, Nigeria, Turkey and Brazil were outperformers, rising 3.8%, 3.6% and 2.9% (local bonds) respectively, whereas Russia, Indonesia and Chile underperformed, declining 3.4%, 1.3% and 0.8% respectively.

The Fund’s best performing positions included positions in the United Arab Emirates, Venezuela and Poland. Positions in Indonesia, Brazil and Russia were the main detractors. Venezuela experienced strong performance as market participants anticipated improving fiscal numbers resulting from the launch of a third official currency market – SICAD II – which operates daily and at a weaker rate than both the official rate and SICAD I. The government stands to benefit from substantial fiscal gains as its Petróleos de Venezuela US$ revenues get converted at a better exchange rate. In Russia, the RUB declined on the back of greater uncertainty due to the threat of US and EU sanctions. Isolation from the global market would damage the Russian economy, which has seen relatively low levels of growth over previous years. Russia also suffered from declining investment rates: March levels of investment in productive capacity declined by 4%, underperforming expectations of 3% and the 3.5% decline in the previous month. Adding to Russia’s woes, the HSBC PMI Composite also declined to 47.7 (vs. 50.4 expected and 50.8 last month). On the other hand, consumer confidence remains relatively strong and retail sales advanced 4% in March. Unemployment declined to 5.4% and the CPI surprised on the upside at 6.9% year-on-year, leading the Central Bank to hike rates by 0.5% to 7.5%.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM Issuers, which may be denominated in any currency, including the local currency of the issuer.

EM equities delivered disappointing returns during the six months ended April 30, 2014, with the MSCI EM Net Index finishing down -3.0% after what was a very volatile period for the asset class. The period was particularly marked by political and economic news, which did little to assuage investor sentiment. As a result, the moves in EM equities were driven as much by currency moves (in response to US and EM fiscal and/or monetary policy) and by politics, as they were by a more sober assessment of earnings and valuations. We remain optimistic about the opportunities for EM countries to implement appropriate structural reforms to meet local demands for continued growth and opportunity.

At the country level, returns were mixed with Egypt (+28.2%), Greece (+8.2%), India (+6.7%) and Indonesia (+6.7%) leading gains. Egypt continues to benefit from improving local sentiment regarding its political and economic environment, and corporate earnings appear to be improving. In India, the market was especially buoyant during Q1 2014, as hopes of a strong mandate for the opposition BJP party dominated sentiment. Russia, in contrast, was the worst performing market during the period (-22.8%), followed by Hungary (-15.4%) and Chile (-8.7%). The Russian market struggled, particularly during the first quarter of 2014 when tensions escalated between Russia and Ukraine following the invasion and annexation of Crimea. This caused all sectors to underperform sharply, as several trading partners led by the US began to threaten the use of economic and financial sanctions, some of which were subsequently implemented. At the sector level, Information Technology (+6.3%), Utilities (+4.9%) and Healthcare (+2.0%) provided positive returns, while Energy (-11.0%), Materials (-6.2%) and Telecommunications (-5.7%) declined overall.

The Fund underperformed its benchmark for the period. From a country allocation perspective, off-benchmark exposure to Saudi Arabia and the United Arab Emirates were top contributors while the Fund’s overweight to Russia and underweight to South Africa were top detractors. Valuations of Russian corporates are near all-time historic lows, last seen at the time of the Russian sovereign default. We believe that many Russian stocks trade at oversold levels as their business models are less affected by geopolitical developments than their heavily discounted valuations imply, as such we have largely maintained the Fund’s Russian exposure. From a stock selection perspective, investments in China, India and Mexico were top performers, while holdings in South Korea and Brazil were the main detractors. In terms of holdings, Anhui Conch Cement (China) added the most value during the period, with the stock benefitting from strong cement prices coupled with falling coal prices and a strong balance sheet. Sberbank (Russia) was a principal detractor on a stock basis, although a lack of exposure to Gazprom mitigated some of the negative impact from the Fund’s Russian holdings.

At a sector level, the Fund’s overweight in Consumer Discretionary and underweight in Consumer Staples added the most value, while its overweight in Financials and allocation to Information Technology companies were key detractors.

We maintain overweight positions in China and South Korea as they continue to offer some of the most attractive EM valuations based on price multiples and growth outlook. Despite a weaker outlook, positions in Russia are also attractive due to some of the cheapest valuations in Emerging Markets. We remain selective in

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INVESTMENT MANAGER’S REPORT (CONTINUED)

our holdings, focusing on companies with strong balance sheets and the ability to provide above average earnings growth. In Indonesia, we have moved from an underweight exposure to a modest overweight based on improving corporate and economic fundamentals. We maintain underweight exposures to South Africa and Taiwan due to high valuation levels. We retain our cautious stance in Brazil, following a weak outlook due to on-going government intervention and uncertainty ahead of elections in 2014. Stock positioning in Brazil is weighted towards exporters that could benefit from a global recovery and a weak exchange rate.

In our view, strengthening fundamentals in Europe and the US are driving an improving growth outlook, and EM countries that were perceived as vulnerable are showing resilience as we move toward a post-QE environment. Against this backdrop, we expect sentiment toward EM to improve and risk premiums to come down. In an important election year across key EM countries, a commitment to meaningful structural reforms and anti-corruption efforts will be necessary for many countries to sustain high growth rates and deepen capital markets.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer.

EM small-cap stocks made modest gains during the six month period ended April 30, 2014, with the MSCI EM Small Cap Index (Net) up 1.5%. Small-cap stocks were caught in multiple cross currents amidst political machinations, currency volatility, and conflicting economic signals. Egypt (+37.7%), Greece (+26.3%) and India (+25.1%) were among the top performing markets. Improving sentiment regarding the political and economic environment in Egypt underpinned stock market returns and corporate profitability, while expectations of a major win by the opposition in India’s elections, and hence much needed structural reforms, helped local markets overall. At the other end of the performance scale, the escalation of tensions between Russia and Ukraine (which have since somewhat subsided), resulted in Russian small-caps posting the worst returns during the period (-25.9%). Brazilian small-caps also struggled in the face of high inflation and weakening consumer demand, losing ground along with the broader universe of Latin America’s smaller companies. At the sector level, Telecommunications (+28.3%) led gains, while Energy and Financials underperformed.

The fund underperformed its benchmark (the MSCI EM Small Cap Net) due almost equally to country allocation and stock selection. On a country basis, the Fund’s allocation to Saudi Arabia and underweights in South Africa and Chile added the most value, while overweights in Russia and China detracted. Stock selection benefitted most from positions in China, although positions in Russia and Turkey were also positive contributors. SouFun, the major real estate portal in China; and Hollysys Automation, a company involved in industrial automation and railway signalling, were leading stocks in terms of relative performance. Our selections in Taiwan and South Korea did not add value: Regulatory changes in Taiwan caused a spate of momentum driven buying that was counter to our patient value approach, and consumer spending in both Taiwan and Korea have disappointed so far this year. The Fund’s overweight exposure to Information Technology and underweight in Materials added value during the period while overweights in Industrials and Consumer Discretionary detracted.

We are maintaining a key overweight exposure to China and off-benchmark exposure to Saudi Arabia, together with underweight exposures to South Africa and South Korea based on valuations and future growth prospects. We anticipate that our value-focused positioning will benefit the Fund as volatility surrounding the Russia/Ukraine crisis diminishes and global growth prospects stabilize.

EM equities have been particularly volatile so far in 2014: Investors have been affected by negative sentiment regarding economic growth in the region, particularly with regards to China, which has added to uncertainty stemming from political events including the Russia/Ukraine conflict and upcoming elections across many EM countries. These volatile periods often create the most compelling buying opportunities, particularly amongst overlooked small-cap stocks which may be little affected by headline stories from a business perspective. Moreover, although the media have highlighted the more troubled EM players, there remains a large swath of countries with solid fundamentals which have managed their economies more wisely during the go-go years of cheap money. We believe that good stock picking will make the difference as we manoeuvre our way through the current period or volatility, and the vast majority of the value added by our strategy has historically come from good stock selection within countries.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer.

At the end of the reporting period, Frontier Markets were on a tear, having gained +18.0% (MSCI Frontier Index net) from the inception of the fund to April 30, 2014, well ahead of the broader EM index. The period was dominated by escalating tensions between Russia and Ukraine, policy changes in Argentina and Nigeria, and market expectations for upcoming elections in Indonesia, Argentina and Nigeria.

Middle Eastern countries outperformed, driven by improvements in their operating environment and continued interest from global investors ahead of the MSCI promoting the UAE and Qatar to Emerging Market status which is forecast for June 2014. Both markets were amongst the best performers during the period: UAE (+63.8%) and Qatar (+30.6%). Moreover, capital continues to flow into the region as it represents a bright spot in terms of economic growth and it is benefitting from an upward trend in property prices and currency stability. The reflation of property prices in the UAE has bolstered the balance sheets of local banks, credit markets are strong, and IPO and M&A activity is picking up. Saudi Arabia’s consumer driven economic upswing continues and the short-term fallout from disruption to the labour markets following stricter government enforcement of foreign labour regulations has faded. Bulgaria (+45.6%), Bangladesh (+24.0%) and Pakistan (+22.6%) were also strong performers. Estonia (-13.3%), Bahrain (-8.8%) and Nigeria (-6.1%) were amongst the weakest markets during the period. Nigeria in particular suffered due to soft oil prices and a spate of political concerns contributing to a weakened currency. By the end of Q1 2014, the currency had stabilized on the back of monetary tightening by the central bank, despite a deteriorating macroeconomic environment. Bank stocks suffered as a result, although in the long-term, first tier banks that were net capital suppliers to the interbank market were the least negatively affected.

The Fund underperformed its benchmark during the period. Country allocation detracted from relative performance, as did stock selection overall. Underweights in Nigeria and Kuwait and an overweight position in UAE added the most to country allocation, while allocations to Ghana and the Philippines dragged on performance. On a stock selection basis, investments in Nigeria, Argentina and Estonia added the most value, with stocks in the UAE, Kazakhstan and Kenya underperforming. Finally, at the sector level, underweights in Consumer Staples and Telecommunication sectors added the most value, while favouring Financials at the expense of Industrial companies detracted from performance. The top performing portfolio companies during the period were Qatar Insurance and Aldar Properties. Among the top detractors were Philippine real estate developer Century Properties and Russian-language internet media company, Yandex.

We maintain overweight exposures to the United Arab Emirates, Qatar and Romania, as well as off-benchmark exposure to Saudi Arabia. Our top underweight positions in Kuwait and Morocco reflect unfavourable valuations, while the current economic/political turmoil in Nigeria explains our underweight there. We have increased our Financials exposure and continue to be underweight Telecommunications, Energy and Consumer Staples.

The frontier region continues to lead the EM universe, largely on the back of strong gains in the Middle East where currency stability and a lack of economic dependence on the developed world are proving beneficial. We also see opportunities within frontier Europe among companies with depressed valuations and leveraged exposure to the growing economic recovery in developed Europe. Much of frontier Africa, including the major market of Nigeria, is undergoing a macroeconomic adjustment that is less conducive to earnings growth, but we are watching valuations closely for opportunities to acquire good companies at depressed valuations.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Management Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Management Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Management Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from November 1, 2013 or the inception date (if later), through April 30, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED ashmore FUND SUMMARY

Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1

Ashmore Emerging Markets Corporate Debt Fund Institutional Class1 1.46% -1.50% 5.58%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (load-waived)1 1.31% -1.70% 5.29%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (unadjusted)1,2 -2.74% -5.64% 4.14%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (load-waived)1 1.00% -2.47% 4.53%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (unadjusted)1,2 0.01% -3.40% 4.53%
JP Morgan CEMBI BD3 3.32% 0.84% 5.88%
[Graphic Appears Here] All sources are Ashmore unless otherwise indicated. Top 5 country exposures (% of NAV) United Arab Emirates 13.65 China 11.94 Russia 11.32 Mexico 8.07 Jamaica 6.89 Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 ISIN: US044825049 CUSIP: 044820504 TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 ISIN: US0448206039 CUSIP: 044820603 TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 ISIN: US0448207029 CUSIP: 044820702 TICKER: ECDCX ANNUAL FUND OPERATING EXPENSES Total Net Class A 1.74% 1.45% Class C 2.49% 2.20% Class I 1.46% 1.17% Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the financial highlights. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease orincrease. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $1,014.60 $1,013.10 $1,010.00 $1,018.99 $1,017.60 $1,013.88 Expense Ratio 1.17% 1.45% 2.20% 1.17% 1.45% 2.20% Expenses Paid† $5.84 $7.24 $10.96 $5.86 $7.25 $10.99 † Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED ASHMORE
FUND SUMMARY
Ashmore Emerging Markets Local Currency Bond Fund
Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Local Currency Bond Fund Institutional Class1 -2.43% -12.39% 1.73%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (load-waived)1 -2.53% -12.54% 1.49%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (unadjusted)1,2 -6.43% -16.04% 0.29%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (load-waived)1 -2.98% -13.25% 0.72%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (unadjusted)1,2 -3.93% -14.09% 0.72%
JP Morgan GBI-EM GD3 -1.48% -9.42% 2.63%
[Graphic Appears Here]
All sources are Ashmore unless otherwise indicated.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
ISIN: US0448202079
CUSIP: 044820207
TICKER: ELBIX
RETAIL CLASS A
Launch date: May 12, 2011
ISIN: US0448208761
CUSIP: 044820876
TICKER: ELBAX
RETAIL CLASS C
Launch date: May 12, 2011
ISIN: US0448208688
CUSIP: 044820868
TICKER: ELBCX
ANNUAL FUND OPERATING
EXPENSES
Total Net
Class A 1.50% 1.25%
Class C 2.25% 2.00%
Class I 1.22% 0.97%
Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the ?nancial highlights.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.
1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $975.70 $974.70 $970.20 $1,019.98 $1,018.60 $1,014.88
Expense Ratio 0.97% 1.25% 2.00% 0.97% 1.25% 2.00%
Expenses Paid* $4.75 $6.12 $9.77 $4.86 $6.26 $9.99
† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Ashmore Emerging Markets Currency Fund*
Ashmore Emerging Markets Currency Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in derivatives and other instruments that mature in less than one year (“short-dated instruments”) and provide investment exposure to local currencies of Emerging Market countries. The Fund also has the ?exibility to invest in longer-dated derivative instruments. The Fund may also invest in debt instruments of any maturity issued by sovereigns and quasi-sovereigns and denominated in the local currency of the issuer. *Effective 2/28/2013, the name of the Fund changed from Ashmore Emerging Markets Local Currency Fund to Ashmore Emerging Markets Currency Fund.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Currency Fund Institutional Class1 -1.08% -4.32% 0.05%
Ashmore Emerging Markets Currency Fund Retail Class A (load-waived)1 -1.21% -4.53% -0.28%
Ashmore Emerging Markets Currency Fund Retail Class A (unadjusted)1,2 -5.16% -8.35% -1.51%
Ashmore Emerging Markets Currency Fund Retail Class C (load-waived)1 -1.58% -5.26% -1.01%
Ashmore Emerging Markets Currency Fund Retail Class C (unadjusted)1,2 -2.50% -6.15% -1.01%
JP Morgan ELMI+3 -0.74% -2.65% 0.60%
[Graphic Appears Here]
All sources are Ashmore unless otherwise indicated.
Top 5 country exposures (% of NAV)
Mexico 11.24
Russia 10.26
China 8.9
Singapore 7.36
Brazil 7.23
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
ISIN: US0448201089
CUSIP: 044820108
TICKER: ECYIX
RETAIL CLASS A
Launch date: May 12, 2011
ISIN: US0448208019
CUSIP: 044820801
TICKER: ECYAX
RETAIL CLASS C
Launch date: May 12, 2011
ISIN: US0448208845
CUSIP: 044820884
TICKER: ECYCX
ANNUAL FUND OPERATING
EXPENSES
Total Net
Class A 1.54% 1.15%
Class C 2.29% 1.90%
Class I 1.26% 0.87%
Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the ?nancial highlights.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.
1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Emerging Local Markets Index Plus.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $989.20 $987.90 $984.20 $1,020.48 $1,019.09 $1,015.37
Expense Ratio 0.87% 1.15% 1.90% 0.87% 1.15% 1.90%
Expenses Paid† $4.29 $5.67 $9.35 $4.36 $5.76 $9.49
† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Ashmore Emerging Markets Debt Fund*
The Ashmore Emerging Markets Debt Fund is an open end U.S. mutual fund. The Fund seeks to achieve its objective principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging
Market countries. *Effective 2/28/2013, the name of the Fund changed from Ashmore Emerging Markets Sovereign Debt Fund to Ashmore Emerging Markets Debt Fund. The Fund broadened its principal investment strategies to permit the Fund to invest in debt instruments of Corporate issuers. The performance shown below for periods prior to that date was achieved using the Fund’s previous principal investment strategies.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Debt Fund Institutional Class1 3.93% -2.03% 5.60%
Ashmore Emerging Markets Debt Fund Retail Class A (load-waived)1 3.83% -2.22% 5.36%
Ashmore Emerging Markets Debt Fund Retail Class A (unadjusted)1,2 -0.32% -6.13% 4.20%
Ashmore Emerging Markets Debt Fund Retail Class C (load-waived)1 3.50% -3.00% 4.54%
Ashmore Emerging Markets Debt Fund Retail Class C (unadjusted)1,2 2.65% -3.78% 4.54%
JP Morgan EMBI GD3 3.75% -1.08% 6.65%
[Graphic Appears Here]
All sources are Ashmore unless otherwise indicated.
Top 5 country exposures (% of NAV)
Mexico 7.42
Ukraine 7.11
Brazil 7.11
United Arab Emirates 5.96
Venezuela 5.82
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
ISIN: US0448203069
CUSIP: 044820306
TICKER: ESDIX
RETAIL CLASS A
Launch date: May 12, 2011
ISIN: US0448208506
CUSIP: 044820850
TICKER: ESDAX
RETAIL CLASS C
Launch date: May 12, 2011
ISIN: US0448208431
CUSIP: 044820843
TICKER: ESDCX
ANNUAL FUND OPERATING
EXPENSES
Total Net
Class A 1.69% 1.20%
Class C 2.44% 1.95%
Class I 1.41% 0.92%
Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the ?nancial highlights.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.
1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversi?ed.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $1,039.30 $1,038.30 $1,035.00 $1,020.23 $1,018.84 $1,015.12
Expense Ratio 0.92% 1.20% 1.95% 0.92% 1.20% 1.95%
Expenses Paid† $4.65 $6.06 $9.84 $4.61 $6.01 $9.74
† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Ashmore Emerging MarketsTotal Return Fund
The Ashmore Emerging Markets Total Return Fund is a daily dealing U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Total Return Fund Institutional Class1 -0.25% -6.51% 3.34%
Ashmore Emerging Markets Total Return Fund Retail Class A (load-waived)1 -0.43% -6.82% 3.09%
Ashmore Emerging Markets Total Return Fund Retail Class A (unadjusted)1,2 -4.41% -10.55% 1.90%
Ashmore Emerging Markets Total Return Fund Retail Class C (load-waived)1 -0.78% -7.51% 2.32%
Ashmore Emerging Markets Total Return Fund Retail Class C (unadjusted)1,2 -1.74% -8.39% 2.32%
50/25/25 Composite Benchmark3 -1.56% -2.95% -0.83%
[Graphic Appears Here]
All sources are Ashmore unless otherwise indicated.
Top 5 country exposures (% of NAV)
Russia 11.79
Mexico 7.88
China 7.05
Brazil 6.49
Ukraine 4.71
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
ISIN: US0448204059
CUSIP: 044820405
TICKER: EMKIX
RETAIL CLASS A
Launch date: May 12, 2011
ISIN: US0448208357
CUSIP: 044820835
TICKER: EMKAX
RETAIL CLASS C
Launch date: May 12, 2011
ISIN: US0448208274
CUSIP: 044820827
TICKER: EMKCX
ANNUAL FUND OPERATING
EXPENSES
Total Net
Class A 1.41% 1.30%
Class C 2.16% 2.05%
Class I 1.13% 1.02%
Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the ?nancial highlights.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.
1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversi?ed, 25% JP Morgan Emerging Local Markets Index Plus, 25% JPMorgan Global Bond Index-Emerging Markets Global Diversi?ed.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $997.50 $995.70 $992.20 $1,019.74 $1,018.35 $1,014.63
Expense Ratio 1.02% 1.30% 2.05% 1.02% 1.30% 2.05%
Expenses Paid† $5.05 $6.43 $10.13 $5.11 $6.51 $10.24
† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Ashmore Emerging Markets Equity Fund
Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Equity Fund Institutional Class1 -4.84% -2.15% -3.36%
Ashmore Emerging Markets Equity Fund Retail Class A (load-waived)1 -4.95% -2.49% -3.69%
Ashmore Emerging Markets Equity Fund Retail Class A (unadjusted)1,2 -9.94% -7.63% -5.64%
Ashmore Emerging Markets Equity Fund Retail Class C (load-waived)1 -5.26% -3.20% -4.34%
Ashmore Emerging Markets Equity Fund Retail Class C (unadjusted)1,2 -6.21% -4.16% -4.34%
MSCI EM NET3 -2.98% -1.84% -1.56%
[Graphic Appears Here]
Top 5 country exposures (% of NAV)
China 23.84%
South Korea 23.28%
Brazil 9.40%
India 8.22%
Russia 7.88%
Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014.
All sources are Ashmore unless otherwise indicated.
Share class information
INSTITUTIONAL CLASS
Launch date: June 22, 2011
ISIN: US0448208191
CUSIP: 044820819
TICKER: EMFIX
RETAIL CLASS A
Launch date: February 27, 2012
ISIN: US0448207771
CUSIP: 044820777
TICKER: EMEAX
RETAIL CLASS C
Launch date: August 24, 2012
ISIN: US0448207698
CUSIP: 044820769
TICKER: EMECX
ANNUAL FUND OPERATING EXPENSES
Total Net
Class A 3.04% 1.45%
Class C 3.79% 2.20%
Class I 2.76% 1.17%
Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the ?nancial highlights.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.
1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $951.60 $950.50 $947.40 $1,018.99 $1,017.60 $1,013.88
Expense Ratio 1.17% 1.45% 2.20% 1.17% 1.45% 2.20%
Expenses Paid† $5.66 $7.01 $10.62 $5.86 $7.25 $10.99
† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Ashmore Emerging Markets Small-Cap Equity Fund
Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently de?nes a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of investment.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Small-Cap Equity Fund Institutional Class1 -3.81% 0.95% 11.23%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (load-waived)1 -3.92% 0.75% 10.86%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (unadjusted)1,2 -8.96% -4.54% 8.86%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (load-waived)1 -4.21% 0.04% 10.15%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (unadjusted)1,2 -5.09% -0.87% 10.15%
MSCI EM Small Cap NET3 1.56% -1.22% 11.12%
[Graphic Appears Here]
Top 5 country exposures (% of NAV)
China 26.62%
Taiwan 19.26%
South Korea 11.96%
Brazil 8.32%
India 6.44%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014.
All sources are Ashmore unless otherwise indicated.
Share class information
INSTITUTIONAL CLASS
Launch date: October 4, 2011
ISIN: US0448201162
CUSIP: 044820116
TICKER: ESCIX
RETAIL CLASS A
Launch date: February 1, 2012
ISIN: US0448207938
CUSIP: 044820793
TICKER: ESSAX
RETAIL CLASS C
Launch date: August 24, 2012
ISIN: US0448207854
CUSIP: 044820785
TICKER: ESSCX
ANNUAL FUND OPERATING
EXPENSES
Total Net
Class A 2.39% 1.80%
Class C 3.14% 2.55%
Class 2.11% 1.52%
Ashmore has contractually agreed to waive or reimburse certain fees and expenses until February 28, 2015.The expense limitation arrangement may only be terminated prior to that date by the Board of Trustees. The Expense Ratios are as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the ?nancial highlights.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.
1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to re?ect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2013) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $961.90 $960.80 $957.90 $1,017.26 $1,015.87 $1,012.15
Expense Ratio 1.52% 1.80% 2.55% 1.52% 1.80% 2.55%
Expenses Paid† $7.39 $8.75 $12.38 $7.60 $9.00 $12.72
† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Ashmore Emerging Markets Frontier Equity Fund
Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.
Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2014 6 Months 1 Year Since incpt.1
Ashmore Emerging Markets Frontier Equity Fund Institutional Class — — 9.83%
MSCI Frontier Markets NET1 — — 17.99%
[Graphic Appears Here]
All sources are Ashmore unless otherwise indicated.
Top 5 country exposures (% of NAV)
United Arab Emirates
30.69%
Qatar
19.18%
Philippines
6.50%
Romania
6.17%
Nigeria
5.81%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2014.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. 1.The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 9 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Institutional Class
Beginning Account Value (11/4/2013) $1,000.00 $1,000.00
Ending Account Value (4/30/2014) $1,098.30 $1,016.88
Expense Ratio 1.52% 1.52%
Expenses Paid8 $7.73 $7.43
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 177/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2014 (Unaudited)

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$241,813,692	$59,740,002
Investments in fully funded total return swaps, at value	—	348,342
Deposit held at broker	—	77,214
Cash	7,172,549	12,095,907
Cash held at broker (restricted $50,160)	—	50,160
Foreign currency, at value	1,179,492	303,901
Unrealized appreciation on forward foreign currency exchange contracts	5,250	586,861
Unrealized appreciation on interest rate swap contracts	—	71,195
Receivable for securities and currencies sold	1,472,733	78,064
Receivable for variation margin on centrally cleared swap contracts	—	38,452
Receivable for fund shares sold	531,578	—
Receivable from Investment Manager	18,771	22,444
Interest and dividends receivable	4,044,567	1,265,232
Other assets	25,206	43,052
Total Assets	256,263,838	74,720,826
LIABILITIES:
Repurchase agreements at cost	—	—
Due to custodian	—	—
Unrealized depreciation on forward foreign currency exchange contracts	198,707	358,769
Unrealized depreciation on centrally cleared swap contracts	—	85
Unrealized depreciation on interest rate swap contracts	—	49,932
Payable for securities and currencies purchased	989,434	266,193
Payable for fund units redeemed	44,363	194,916
Distributions payable	142,803	18,861
Investment Manager fee payable	240,371	57,354
Trustees’ fees payable	4,000	4,865
Other liabilities	110,640	81,176
Total Liabilities	1,730,318	1,032,151
Net Assets	$254,533,520	$73,688,675
NET ASSETS:
Paid in capital	$260,894,558	$81,972,615
Undistributed (distributions in excess of) net investment income (loss)	(260,314)	(66,801)
Accumulated net realized gain (loss)	(1,054,489)	(4,906,723)
Net unrealized appreciation (depreciation)	(5,046,235)	(3,310,416)
Net Assets	$254,533,520	$73,688,675

Net Assets:
Class A	$8,072,954	$1,310,278
Class C	233,773	163,373
Institutional Class	246,226,793	72,215,024

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	886,827	150,949
Class C	25,673	18,836
Institutional Class	26,032,073	8,037,502

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$9.10	$8.68
Class C	9.11	8.67
Institutional Class	9.46	8.98

Cost of Investments in securities	$246,678,965	$63,203,414
Cost of Investments in fully funded total return swaps	$—	$450,631
Cost of foreign currency held	$1,174,680	$303,083

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Currency Fund	Ashmore Emerging Markets Debt Fund[1]	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund

$2,368,063	$6,003,060	$702,515,872	$9,394,488	$29,909,887	$6,791,901
—	—	6,262,065	—	—	—
—	—	—	—	—	—
7,405,654	77,468	12,571,336	40,729	446,953	—
—	—	—	—	—	—
20,163	162	547,589	2,526	57,472	2,566
311,042	1	2,962,877	—	—	—
—	—	64,973	—	—	—
1,381	12,622	6,927,722	115,430	59,222	18,384
—	—	—	—	—	—
—	—	92,393	—	—	—
18,681	14,529	40,112	17,090	14,362	22,400
42,172	90,545	12,500,618	14,732	37,821	20,627
32,848	25,986	29,027	26,912	36,960	89,100
10,200,004	6,224,373	744,514,584	9,611,907	30,562,677	6,944,978

—	702,689	5,068,845	—	—	—
—	—	—	—	—	1,316
208,403	583	1,949,924	—	—	—
—	—	—	—	—	—
—	—	68,462	—	—	—
52,349	79,777	5,406,484	70,917	527,891	—
—	—	139,005	—	—	—
460	1,888	222,391	—	—	—
6,878	3,965	598,554	9,165	37,539	8,439
3,098	2,649	29,302	512	1,501	212
64,394	60,208	205,479	59,915	63,403	39,454
335,582	851,759	13,688,446	140,509	630,334	49,421
$9,864,422	$5,372,614	$730,826,138	$9,471,398	$29,932,343	$6,895,557

$11,110,233	$6,331,084	$778,950,158	$10,636,022	$28,555,785	$6,298,004
452,603	(24,783)	2,628,948	2,647	(84,569)	20,363
(1,815,807)	(875,821)	(23,681,335)	(1,076,946)	781,011	(153,752)
117,393	(57,866)	(27,071,633)	(90,325)	680,116	730,942
$9,864,422	$5,372,614	$730,826,138	$9,471,398	$29,932,343	$6,895,557

$936	$1,608	$7,474,683	$31,870	$323,182	$—
914	1,149	854,808	1,052	13,650	—
9,862,572	5,369,857	722,496,647	9,438,476	29,595,511	6,895,557

111	186	837,631	3,471	34,516	—
111	134	95,900	101	1,362	—
1,165,533	626,646	79,799,572	1,070,551	2,544,597	631,345

$8.45	$8.63	$8.92	$9.18	$9.36	$—
8.26	8.60	8.91	10.42	10.02	—
8.46	8.57	9.05	8.82	11.63	10.92

$2,353,874	$6,060,302	$728,517,572	$9,484,819	$29,229,068	$6,061,665
$—	$—	$8,381,161	$—	$—	$—
$19,724	$159	$552,584	$2,523	$57,710	$1,950

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Six Month Period Ended April 30, 2014 (Unaudited)

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund

INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$8,394,304	$2,305,099
Dividends, net of foreign tax withholdings*	—	—
Total Income	8,394,304	2,305,099
EXPENSES:
Investment Manager fees	1,339,010	355,154
Administration fees	36,809	11,934
Custody fees	24,487	14,251
Professional fees	42,264	42,665
Trustees’ fees	16,112	6,790
Offering expenses and registration fees	30,304	26,296
Insurance fees	3,566	3,515
Printing fees	7,621	7,621
Distribution fees - Class A	7,590	1,957
Distribution fees - Class C	984	692
Other	10,272	10,390
Total Expenses	1,519,019	481,265
Less expenses reimbursed by the Investment Manager	(147,206)	(115,729)
Net Expenses	1,371,813	365,536
Net Investment Income	7,022,491	1,939,563
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(321,840)	(4,368,867)
Forward foreign currency exchange contracts	(662,599)	(202,056)
Interest rate swap contracts	—	(259,305)
Purchased options	—	(60,630)
Foreign exchange transactions	(52,145)	139,977
Net Realized Gain (Loss)	(1,036,584)	(4,750,881)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(2,199,890)	(560,733)
Forward foreign currency exchange contracts	(167,690)	191,699
Investments in fully funded total return swaps	—	702,921
Interest rate and centrally cleared swap contracts	—	151,401
Purchased option contracts	—	60,589
Foreign exchange translations	18,792	(13,306)
Change in Net Unrealized Appreciation (Depreciation)	(2,348,788)	532,571
Net Realized and Unrealized Gains (Losses)	(3,385,372)	(4,218,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,637,119	$(2,278,747)
* Foreign Tax Withholdings	$—	$20,374

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	The Fund commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Currency Fund	Ashmore Emerging Markets Debt Fund[1]	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund[2]

$108,769	$247,095	$20,580,787	$—	$—	$—
—	—	—	60,492	150,790	101,592
108,769	247,095	20,580,787	60,492	150,790	101,592

60,741	34,164	3,344,747	54,785	224,333	43,397
2,340	1,242	105,770	1,512	4,796	564
5,338	1,814	75,153	6,194	5,119	647
42,595	41,779	55,588	39,299	39,795	38,857
2,665	2,138	55,988	808	2,543	419
22,914	22,490	60,576	21,273	22,457	56,047
1,341	1,291	20,199	323	1,219	227
7,758	7,758	7,621	7,621	7,621	14,774
1	2	10,252	36	355	—
5	6	4,344	5	58	—
7,686	4,316	35,439	2,476	3,224	2,127
153,384	117,000	3,775,677	134,332	311,520	157,059
(91,155)	(82,069)	(348,085)	(78,549)	(83,244)	(113,084)
62,229	34,931	3,427,592	55,783	228,276	43,975
46,540	212,164	17,153,195	4,709	(77,486)	57,617

(439,539)	(831,251)	(17,004,479)	(45,089)	906,957	(132,757)
(694,897)	334	(3,117,426)	887	(4,060)	(5,098)
—	—	(132,916)	—	—	—
(36,378)	—	(189,972)	—	—	—
58,560	(623)	(304,845)	(3,936)	(4,496)	(15,897)
(1,112,254)	(831,540)	(20,749,638)	(48,138)	898,401	(153,752)

147,932	432,927	(164,959)	(437,414)	(1,985,419)	730,236
293,240	(582)	1,314,912	—	—	—
—	—	179,750	—	—	—
—	—	38,769	—	—	—
36,353	—	189,845	—	—	—
1,945	(45)	27,121	12	(1,938)	706
479,470	432,300	1,585,438	(437,402)	(1,987,357)	730,942
(632,784)	(399,240)	(19,164,200)	(485,540)	(1,088,956)	577,190
$(586,244)	$(187,076)	$(2,011,005)	$(480,831)	$(1,166,442)	$634,807
$—	$—	$10,023	$7,950	$13,428	$2,300

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the For the Six Month Period Ended April 30, 2014 (Unaudited) and the Fiscal Year October 31, 2013

	Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Currency Fund
	2014	2013	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$7,022,491	$4,429,761	$1,939,563	$4,179,567	$46,540	$83,284
Net realized gain (loss)	(1,036,584)	(278,667)	(4,750,881)	(2,260,660)	(1,112,254)	657,976
Net change in unrealized appreciation (depreciation)	(2,348,788)	(2,789,397)	532,571	(5,774,539)	479,470	(756,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,637,119	1,361,697	(2,278,747)	(3,855,632)	(586,244)	(15,215)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(178,003)	(129,218)	(39,204)	(34,973)	(2)	—
From net realized gain	—	(8,260)	—	—	(59)	(30)
Tax return of capital	—	(926)	—	(27,984)	—	—

Total Distributions to Class A Shareholders	(178,003)	(138,404)	(39,204)	(62,957)	(61)	(30)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(5,001)	(3,894)	(2,965)	(1,828)	(1)	—
From net realized gain	—	(203)	—	—	(59)	(30)
Tax return of capital	—	(48)	—	(1,463)	—	—

Total Distributions to Class C Shareholders	(5,001)	(4,145)	(2,965)	(3,291)	(60)	(30)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(6,907,885)	(4,260,824)	(1,934,471)	(2,046,475)	(48,815)	(118,078)
From net realized gain	—	(216,214)	—	—	(621,904)	(1,809,756)
Tax return of capital	—	(59,552)	—	(1,618,141)	—	—

Total Distributions to Institutional Class Shareholders	(6,907,885)	(4,536,590)	(1,934,471)	(3,664,616)	(670,719)	(1,927,834)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	5,303,479	2,556,553	(684,992)	1,842,673	60	32
Net increase (decrease) in net assets resulting from Class C share transactions	87,023	128,015	45,227	116,253	58	30
Net increase (decrease) in net assets resulting from Institutional Class share transactions	66,028,411	169,037,926	(6,180,104)	17,286,849	(24,526,436)	(30,769,274)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	71,418,913	171,722,494	(6,819,869)	19,245,775	(24,526,318)	(30,769,212)
Total Increase (Decrease) in Net Assets	67,965,143	168,405,052	(11,075,256)	11,659,279	(25,783,402)	(32,712,321)
NET ASSETS:
Net Assets at the Beginning of the Period	186,568,377	18,163,325	84,763,931	73,104,652	35,647,824	68,360,145
Net Assets at the End of the Period	$254,533,520	$186,568,377	$73,688,675	$84,763,931	$9,864,422	$35,647,824
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$(260,314)	$(191,916)	$(66,801)	$(29,724)	$452,603	$454,881

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	The Fund commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund[1]		Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund[2]
2014	2013	2014	2013	2014	2013	2014	2013	2014
$212,164	$1,607,319	$17,153,195	$28,102,512	$4,709	$73,841	$(77,486)	$49,879	$57,617
(831,540)	779,457	(20,749,638)	8,318,150	(48,138)	373,010	898,401	1,929,398	(153,752)
432,300	(3,717,674)	1,585,438	(43,239,875)	(437,402)	308,603	(1,987,357)	1,914,326	730,942

(187,076)	(1,330,898)	(2,011,005)	(6,819,213)	(480,831)	755,454	(1,166,442)	3,893,603	634,807

(44)	(413)	(198,277)	(377,693)	(4)	(100)	(54)	(844)	—
(244)	(43)	(108,474)	(64,653)	—	—	(21,547)	(13,704)	—
—	—	—	—	—	(20)	—	—	—

(288)	(456)	(306,751)	(442,346)	(4)	(120)	(21,601)	(14,548)	—

(28)	(40)	(17,876)	(32,382)	—	(6)	(2)	(40)	—
(175)	(3)	(12,431)	(9,191)	—	—	(872)	(52)	—
—	—	—	—	—	(1)	—	—	—

(203)	(43)	(30,307)	(41,573)	—	(7)	(874)	(92)	—

(214,342)	(1,614,231)	(17,001,143)	(26,448,591)	(1,551)	(67,762)	(4,953)	(72,503)	(37,254)
(821,133)	(126,668)	(8,728,838)	(8,496,687)	—	—	(1,986,719)	(1,116,480)	—
—	—	—	—	—	(6,759)	—	—	—

(1,035,475)	(1,740,899)	(25,729,981)	(34,945,278)	(1,551)	(74,521)	(1,991,672)	(1,188,983)	(37,254)

330	(11,850)	(2,479,925)	7,948,290	4,777	25,333	90,336	(106,768)	—
205	44	(76,890)	510,771	—	8	3,375	10,478	—

(22,411,139)	(2,949,787)	87,735,542	189,754,435	94,292	404,751	2,372,399	14,455,333	6,298,004

(22,410,604)	(2,961,593)	85,178,727	198,213,496	99,069	430,092	2,466,110	14,359,043	6,298,004
(23,633,646)	(6,033,889)	57,100,683	155,965,086	(383,317)	1,110,898	(714,479)	17,049,023	6,895,557

29,006,260	35,040,149	673,725,455	517,760,369	9,854,715	8,743,817	30,646,822	13,597,799	—
$5,372,614	$29,006,260	$730,826,138	$673,725,455	$9,471,398	$9,854,715	$29,932,343	$30,646,822	$6,895,557

$(24,783)	$(22,533)	$2,628,948	$2,693,049	$2,647	$(507)	$(84,569)	$(2,074)	$20,363

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

		Class A

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.25	$9.69	$9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.51	0.67	0.32
Net realized and unrealized gain (loss)	(0.16)	(0.35)	0.67	(0.86)

Total from investment operations	0.12	0.16	1.34	(0.54)

Less distributions:

From net investment income	(0.27)	(0.52)	(0.69)	(0.37)
From net realized gain	—	(0.07)	(0.05)	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.27)	(0.60)	(0.74)	(0.37)

Net asset value at end of period	$9.10	$9.25	$9.69	$9.09

Total return[2]	1.31%	1.63%	15.54%	(5.44%)

Portfolio turnover rate[3]	31%	49%	50%	22%

Net assets, end of period (in thousands)	$8,073	$2,852	$485	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.55%	1.71%	2.89%	4.36%
Total expenses after reimbursements	1.45%	1.45%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	5.69%	5.15%	5.19%	4.35%
Net investment income after reimbursements	5.79%	5.41%	6.63%	7.26%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

		Class C

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.25	$9.70	$9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.44	0.60	0.28
Net realized and unrealized gain (loss)	(0.15)	(0.36)	0.68	(0.86)

Total from investment operations	0.09	0.08	1.28	(0.58)

Less distributions:

From net investment income	(0.23)	(0.45)	(0.62)	(0.33)
From net realized gain	—	(0.07)	(0.05)	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.23)	(0.53)	(0.67)	(0.33)

Net asset value at end of period	$9.11	$9.25	$9.70	$9.09

Total return[2]	1.00%	0.80%	14.78%	(5.78%)

Portfolio turnover rate[3]	31%	49%	50%	22%

Net assets, end of period (in thousands)	$234	$150	$27	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.30%	2.46%	3.60%	5.12%
Total expenses after reimbursements	2.20%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	4.92%	4.42%	4.73%	3.59%
Net investment income after reimbursements	5.02%	4.68%	6.13%	6.51%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

		Institutional Class

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[5]

Net asset value at beginning of period	$9.61	$10.07	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.55	0.73	0.63
Net realized and unrealized gain (loss)	(0.15)	(0.36)	0.70	(0.60)

Total from investment operations	0.14	0.19	1.43	0.03

Less distributions:

From net investment income	(0.29)	(0.57)	(0.74)	(0.60)
From net realized gain	—	(0.07)	(0.05)	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.29)	(0.65)	(0.79)	(0.60)

Net asset value at end of period	$9.46	$9.61	$10.07	$9.43

Total return[2]	1.46%	1.91%	15.97%	0.27%

Portfolio turnover rate[3]	31%	49%	50%	22%

Net assets, end of period (in thousands)	$246,227	$183,567	$17,651	$11,824

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.30%	1.46%	2.66%	3.78%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.91%	5.37%	6.16%	4.60%
Net investment income after reimbursements	6.04%	5.66%	7.65%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

		Class A

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.13	$9.83	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.44[2]	0.43[2]	0.13[2]
Net realized and unrealized gain (loss)	(0.43)	(0.74)	0.31	(0.48)

Total from investment operations	(0.23)	(0.30)	0.74	(0.35)

Less distributions:

From net investment income	(0.22)	(0.22)	(0.34)	(0.13)
From net realized gain	—	(0.01)	—	—
Tax return of capital	—	(0.17)	—[3]	(0.09)

Total distributions	(0.22)	(0.40)	(0.34)	(0.22)

Net asset value at end of period	$8.68	$9.13	$9.83	$9.43

Total return[4]	(2.53%)	(3.21%)	8.02%	(3.60%)

Portfolio turnover rate[5]	57%	112%	101%	31%

Net assets, end of period (in thousands)	$1,310	$2,096	$413	$286

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.53%	1.47%	1.64%	1.99%
Total expenses after reimbursements	1.25%	1.25%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.49%	4.38%	3.03%	2.34%
Net investment income after reimbursements	4.77%	4.60%	3.42%	3.08%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

		Class C

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.13	$9.83	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.38[2]	0.22[2]	0.13[2]
Net realized and unrealized gain (loss)	(0.40)	(0.75)	0.45	(0.51)

Total from investment operations	(0.27)	(0.37)	0.67	(0.38)

Less distributions:

From net investment income	(0.19)	(0.18)	(0.27)	(0.11)
From net realized gain	—	(0.01)	—	—
Tax return of capital	—	(0.14)	—[3]	(0.08)

Total distributions	(0.19)	(0.33)	(0.27)	(0.19)

Net asset value at end of period	$8.67	$9.13	$9.83	$9.43

Total return[4]	(2.98%)	(3.92%)	7.33%	(4.01%)

Portfolio turnover rate[5]	57%	112%	101%	31%

Net assets, end of period (in thousands)	$163	$124	$19	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.29%	2.22%	2.47%	2.87%
Total expenses after reimbursements	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.72%	3.77%	1.87%	1.87%
Net investment income after reimbursements	4.01%	3.99%	2.34%	2.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

		Institutional Class

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$9.45	$10.18	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.49[2]	0.37[2]	0.29[2]
Net realized and unrealized gain (loss)	(0.47)	(0.78)	0.42	0.06

Total from investment operations	(0.23)	(0.29)	0.79	0.35

Less distributions:

From net investment income	(0.24)	(0.24)	(0.37)	(0.35)
From net realized gain	—	(0.01)	—	—
Tax return of capital	—	(0.19)	—[3]	(0.24)

Total distributions	(0.24)	(0.44)	(0.37)	(0.59)

Net asset value at end of period	$8.98	$9.45	$10.18	$9.76

Total return[4]	(2.43%)	(3.02%)	8.39%	3.35%

Portfolio turnover rate[5]	57%	112%	101%	31%

Net assets, end of period (in thousands)	$72,215	$82,543	$72,673	$62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.28%	1.22%	1.39%	1.70%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.72%	4.64%	3.31%	2.55%
Net investment income after reimbursements	5.03%	4.89%	3.73%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

		Class A

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.15	$9.51	$9.38	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.01)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	(0.12)	(0.05)	0.22	(0.57)

Total from investment operations	(0.11)	(0.06)	0.13	(0.60)

Less distributions:

From net investment income	(0.02)	—	—	—
From net realized gain	(0.57)	(0.30)	—	(0.02)

Total distributions	(0.59)	(0.30)	—	(0.02)

Net asset value at end of period	$8.45	$9.15	$9.51	$9.38

Total return[3]	(1.21%)	(0.65%)	1.50%	(6.12%)

Portfolio turnover rate[4]	162%	198%	157%	37%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.55%	1.51%	1.46%	2.17%
Total expenses after reimbursements	1.15%	1.15%	1.15%	1.15%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.06%)	(0.56%)	(1.31%)	(1.60%)
Net investment income (loss) after reimbursements	0.34%	(0.20%)	(1.00%)	(0.58%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

		Class C

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$8.98	$9.41	$9.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.08)	(0.17)	(0.06)
Net realized and unrealized gain (loss)	(0.12)	(0.05)	0.23	(0.58)

Total from investment operations	(0.14)	(0.13)	0.06	(0.64)

Less distributions:

From net investment income	(0.01)	—	—	—
From net realized gain	(0.57)	(0.30)	—	(0.01)

Total distributions	(0.58)	(0.30)	—	(0.01)

Net asset value at end of period	$8.26	$8.98	$9.41	$9.35

Total return[3]	(1.58%)	(1.43%)	0.77%	(6.46%)

Portfolio turnover rate[4]	162%	198%	157%	37%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.35%	2.26%	2.22%	2.90%
Total expenses after reimbursements	1.90%	1.90%	1.90%	1.90%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.84%)	(1.30%)	(2.07%)	(2.33%)
Net investment loss after reimbursements	(0.39%)	(0.94%)	(1.75%)	(1.33%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

	Institutional Class
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$9.16	$9.51	$9.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	0.02	(0.10)	(0.04)
Net realized and unrealized gain (loss)	(0.13)	(0.05)	0.26	0.06

Total from investment operations	(0.10)	(0.03)	0.16	0.02

Less distributions:

From net investment income	(0.03)	(0.02)	—	—
From net realized gain	(0.57)	(0.30)	—	(0.67)

Total distributions	(0.60)	(0.32)	—	(0.67)

Net asset value at end of period	$8.46	$9.16	$9.51	$9.35

Total return[3]	(1.08%)	(0.33%)	1.71%	(0.12%)

Portfolio turnover rate[4]	162%	198%	157%	37%

Net assets, end of period (in thousands)	$9,863	$35,646	$68,358	$23,643

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.15%	1.26%	1.32%	2.03%
Total expenses after reimbursements	0.87%	0.87%	0.87%	0.87%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.63%)	(0.22%)	(1.05%)	(1.58%)
Net investment income (loss) after reimbursements	0.65%	0.17%	(0.60%)	(0.42%)

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Class A
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$10.15	$11.06	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.25	0.46	0.44	0.19
Net realized and unrealized gain (loss)	0.07	(0.88)	1.03	0.04

Total from investment operations	0.32	(0.42)	1.47	0.23

Less distributions:

From net investment income	(0.26)	(0.46)	(0.45)	(0.19)
From net realized gain	(1.58)	(0.03)	—	—

Total distributions	(1.84)	(0.49)	(0.45)	(0.19)

Net asset value at end of period	$8.63	$10.15	$11.06	$10.04

Total return[4]	3.83%	(3.86%)	15.24%	2.26%

Portfolio turnover rate[5]	84%	81%	30%	9%

Net assets, end of period (in thousands)	$2	$2	$14	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	4.08%	1.66%	1.93%	4.61%
Total expenses after reimbursements	1.20%	1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	2.78%	3.75%	3.62%	0.57%
Net investment income after reimbursements	5.66%	4.21%	4.35%	3.98%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Class C
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$10.12	$11.04	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.22	0.38	0.37	0.15
Net realized and unrealized gain (loss)	0.07	(0.89)	1.01	0.05

Total from investment operations	0.29	(0.51)	1.38	0.20

Less distributions:

From net investment income	(0.23)	(0.38)	(0.38)	(0.16)
From net realized gain	(1.58)	(0.03)	—	—

Total distributions	(1.81)	(0.41)	(0.38)	(0.16)

Net asset value at end of period	$8.60	$10.12	$11.04	$10.04

Total return[4]	3.50%	(4.64%)	14.28%	1.90%

Portfolio turnover rate[5]	84%	81%	30%	9%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	4.89%	2.41%	2.73%	5.35%
Total expenses after reimbursements	1.95%	1.95%	1.95%	1.95%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.10%	3.16%	2.86%	(0.18%)
Net investment income after reimbursements	5.04%	3.62%	3.64%	3.22%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Institutional Class
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$10.08	$10.99	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.26	0.48	0.48	0.40
Net realized and unrealized gain (loss)	0.07	(0.87)	1.01	—

Total from investment operations	0.33	(0.39)	1.49	0.40

Less distributions:

From net investment income	(0.26)	(0.49)	(0.49)	(0.41)
From net realized gain	(1.58)	(0.03)	—	—

Total distributions	(1.84)	(0.52)	(0.49)	(0.41)

Net asset value at end of period	$8.57	$10.08	$10.99	$9.99

Total return[4]	3.93%	(3.64%)	15.32%	4.15%

Portfolio turnover rate[5]	84%	81%	30%	9%

Net assets, end of period (in thousands)	$5,370	$29,004	$35,025	$30,533

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	3.08%	1.41%	1.63%	3.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	3.44%	4.08%	3.95%	1.74%
Net investment income after reimbursements	5.60%	4.57%	4.66%	4.45%

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	Class A and Class C commenced investment operations on May 12, 2011.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.30	$10.05	$9.37		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.41	0.43	[2]	0.22	[2]
Net realized and unrealized gain (loss)	(0.25)	(0.57)	0.68		(0.66)

Total from investment operations	(0.04)	(0.16)	1.11		(0.44)

Less distributions:

From net investment income	(0.22)	(0.43)	(0.43)		(0.09)
From net realized gain	(0.12)	(0.16)	—		—
Tax return of capital	—	—	—		(0.10)

Total distributions	(0.34)	(0.59)	(0.43)		(0.19)

Net asset value at end of period	$8.92	$9.30	$10.05		$9.37

Total return[3]	(0.43%)	(1.70%)	12.20%		(4.40%)

Portfolio turnover rate[4]	43%	85%	83%		39%

Net assets, end of period (in thousands)	$7,475	$10,344	$3,263		$509

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.37%	1.38%	1.48%		1.75%
Total expenses after reimbursements	1.30%	1.30%	1.30%		1.30%

Net investment income to average net assets:
Net investment income before reimbursements	4.74%	4.55%	3.99%		4.21%
Net investment income after reimbursements	4.81%	4.63%	4.17%		4.66%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.29	$10.05	$9.36		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.33	0.39	[2]	0.19	[2]
Net realized and unrealized gain (loss)	(0.26)	(0.57)	0.66		(0.66)

Total from investment operations	(0.07)	(0.24)	1.05		(0.47)

Less distributions:

From net investment income	(0.19)	(0.36)	(0.36)		(0.08)
From net realized gain	(0.12)	(0.16)	—		—
Tax return of capital	—	—	—		(0.09)

Total distributions	(0.31)	(0.52)	(0.36)		(0.17)

Net asset value at end of period	$8.91	$9.29	$10.05		$9.36

Total return[3]	(0.78%)	(2.44%)	11.42%		(4.79%)

Portfolio turnover rate[4]	43%	85%	83%		39%

Net assets, end of period (in thousands)	$855	$969	$541		$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.13%	2.21%		2.82%
Total expenses after reimbursements	2.05%	2.05%	2.05%		2.05%

Net investment income to average net assets:
Net investment income before reimbursements	4.02%	3.83%	2.62%		3.32%
Net investment income after reimbursements	4.09%	3.91%	2.78%		4.09%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011[6]

Net asset value at beginning of period	$9.43	$10.20	$9.50		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.45	0.44	[2]	0.46	[2]
Net realized and unrealized gain (loss)	(0.25)	(0.60)	0.72		(0.34)

Total from investment operations	(0.02)	(0.15)	1.16		0.12

Less distributions:

From net investment income	(0.24)	(0.46)	(0.46)		(0.29)
From net realized gain	(0.12)	(0.16)	—		—
Tax return of capital	—	—	—		(0.33)

Total distributions	(0.36)	(0.62)	(0.46)		(0.62)

Net asset value at end of period	$9.05	$9.43	$10.20		$9.50

Total return[3]	(0.25%)	(1.48%)	12.50%		1.11%

Portfolio turnover rate[4]	43%	85%	83%		39%

Net assets, end of period (in thousands)	$722,497	$662,412	$513,956		$101,947

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.12%	1.13%	1.22%		1.63%
Total expenses after reimbursements	1.02%	1.02%	1.02%		1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.03%	4.81%	4.11%		4.63%
Net investment income after reimbursements	5.13%	4.92%	4.31%		5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term port- folio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$9.66		$9.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)		0.08	0.08
Net realized and unrealized gain (loss)	(0.47)		0.64	(0.98)

Total from investment operations	(0.48)		0.72	(0.90)

Less distributions:

From net investment income	—	[3]	(0.06)	(0.09)
Tax return of capital	—		(0.01)	—

Total distributions	—		(0.07)	(0.09)

Net asset value at end of period	$9.18		$9.66	$9.01

Total return[4]	(4.95%)		8.11%	(8.94%)

Portfolio turnover rate[5]	38%		92%	95%

Net assets, end of period (in thousands)	$32		$28	$1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.08%		3.01%	4.40%
Total expenses after reimbursements	1.45%		1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.77%)		(0.70%)	(1.60%)
Net investment income (loss) after reimbursements	(0.14%)		0.86%	1.35%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class C
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Period Ended October 31, 2012[6]

Net asset value at beginning of period	$11.00		$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)		(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.53)		0.78	0.36

Total from investment operations	(0.58)		0.75	0.35

Less distributions:

From net investment income	—	[3]	(0.06)	(0.03)
Tax return of capital	—		(0.01)	—

Total distributions	—		(0.07)	(0.03)

Net asset value at end of period	$10.42		$11.00	$10.32

Total return[4]	(5.26%)		7.58%	3.26%

Portfolio turnover rate[5]	38%		92%	95%

Net assets, end of period (in thousands)	$1		$1	$1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.81%		3.77%	5.40%
Total expenses after reimbursements	2.20%		2.20%	2.20%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.56%)		(1.81%)	(3.82%)
Net investment loss after reimbursements	(0.95%)		(0.24%)	(0.62%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$9.27		$8.62	$8.81	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	—	[3]	0.07	0.09	0.05
Net realized and unrealized gain (loss)	(0.45)		0.65	(0.17)	(1.19)

Total from investment operations	(0.45)		0.72	(0.08)	(1.14)

Less distributions:

From net investment income	—	[3]	(0.06)	(0.10)	(0.05)
Tax return of capital	—		(0.01)	(0.01)	—

Total distributions	—		(0.07)	(0.11)	(0.05)

Net asset value at end of period	$8.82		$9.27	$8.62	$8.81

Total return[4]	(4.84%)		8.48%	(0.87%)	(11.37%)

Portfolio turnover rate[5]	38%		92%	95%	75%

Net assets, end of period (in thousands)	$9,438		$9,825	$8,742	$8,848

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.82%		2.76%	4.09%	5.34%
Total expenses after reimbursements	1.17%		1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.55%)		(0.79%)	(1.84%)	(2.55%)
Net investment income after reimbursements	0.10%		0.80%	1.08%	1.62%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.
[7]	The Institutional Class commenced investment operations on June 22, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$10.61		$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)		0.08	0.02
Net realized and unrealized gain (loss)	(0.37)		1.31	(0.20)

Total from investment operations	(0.41)		1.39	(0.18)

Less distributions:

From net investment income	—	[3]	(0.03)	(0.05)
From net realized gain	(0.84)		(0.52)	—

Total distributions	(0.84)		(0.55)	(0.05)

Net asset value at end of period	$9.36		$10.61	$9.77

Total return[4]	(3.92%)		14.65%	(1.73%)

Portfolio turnover rate[5]	58%		113%	94%

Net assets, end of period (in thousands)	$323		$265	$238

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.33%		2.35%	3.43%
Total expenses after reimbursements	1.80%		1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.34%)		0.25%	(1.15%)
Net investment income (loss) after reimbursements	(0.81%)		0.80%	0.48%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Period Ended October 31, 2012[7]

Net asset value at beginning of period	$11.33		$10.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.08)		(0.06)	(0.01)
Net realized and unrealized gain (loss)	(0.39)		1.46	0.54

Total from investment operations	(0.47)		1.40	0.53

Less distributions:

From net investment income	—	[3]	(0.03)	(0.05)
From net realized gain	(0.84)		(0.52)	—

Total distributions	(0.84)		(0.55)	(0.05)

Net asset value at end of period	$10.02		$11.33	$10.48

Total return[4]	(4.21%)		13.93%	5.17%

Portfolio turnover rate[5]	58%		113%	94%

Net assets, end of period (in thousands)	$14		$12	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	3.08%		3.10%	5.12%
Total expenses after reimbursements	2.55%		2.55%	2.55%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.06%)		(1.13%)	(3.35%)
Net investment loss after reimbursements	(1.53%)		(0.58%)	(0.78%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[8]

Net asset value at beginning of period	$12.96		$11.79	$11.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)		0.02	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.46)		1.70	0.25	1.59

Total from investment operations	(0.49)		1.72	0.30	1.58

Less distributions:

From net investment income	—	[3]	(0.03)	(0.05)	—
From net realized gain	(0.84)		(0.52)	(0.04)	—

Total distributions	(0.84)		(0.55)	(0.09)	—

Net asset value at end of period	$11.63		$12.96	$11.79	$11.58

Total return[4]	(3.81%)		15.04%	2.61%	15.80%

Portfolio turnover rate[5]	58%		113%	94%	20%

Net assets, end of period (in thousands)	$29,596		$30,370	$13,359	$11,576

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.08%		2.11%	3.43%	15.42%
Total expenses after reimbursements	1.52%		1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.07%)		(0.42%)	(1.46%)	(14.76%)
Net investment income (loss) after reimbursements	(0.51%)		0.17%	0.45%	(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	Class C commenced investment operations on August 24, 2012.
[8]	The Institutional Class commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

Institutional Class Period Ended April 30, 2014 (Unaudited)[1]

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss)	0.90

Total from investment operations	0.98

Less distributions:

From net investment income	(0.06)
From net realized gain	—
Tax return of capital	—

Total distributions	(0.06)

Net asset value at end of period	$10.92

Total return[2]	9.83%

Portfolio turnover rate[3]	52%

Net assets, end of period (in thousands)	$6,896

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	5.43%
Total expenses after reimbursements	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.92%)
Net investment income after reimbursements	1.99%

[1]	The Fund commenced investment operations on November 5, 2013.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,203,549)
Puma International Financing S.A. 6.750%, 02/01/2021		1,200,000	$1,230,000	0.48
			1,230,000	0.48
Argentina (Cost $98,094)
WPE International Cooperatief UA 10.375%, 09/30/2020		100,000	63,250	0.03
			63,250	0.03
Bangladesh (Cost $990,080)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019(2)(3)		1,000,000	1,022,000	0.40
			1,022,000	0.40
Barbados (Cost $3,042,972)
Columbus International, Inc. 11.500%, 11/20/2014		1,100,000	1,170,950	0.46
Columbus International, Inc. 7.375%, 03/30/2021(4)		1,900,000	1,985,500	0.78
			3,156,450	1.24
Brazil (Cost $11,256,043)
Banco Bradesco S.A. 4.500%, 01/12/2017		200,000	210,750	0.08
Banco do Brasil S.A. 3.875%, 10/10/2022		400,000	370,500	0.15
Banco do Brasil S.A. 8.500%, 10/29/2049		200,000	228,000	0.09
Banco Santander Brasil S.A. 8.000%, 03/18/2016	BRL	1,000,000	412,378	0.16
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	1,500,000	759,963	0.30
BRF S.A. 5.875%, 06/06/2022		200,000	213,000	0.08
Cia Energetica de Sao Paulo 9.750%, 01/15/2015	BRL	250,000	168,199	0.07
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	2,200,000	865,792	0.34
Globo Comunicacao e Participacoes S.A. 4.875%, 04/11/2022		200,000	201,750	0.08
Itau Unibanco Holding S.A. 5.650%, 03/19/2022		700,000	712,250	0.28
Marfrig Holding Europe B.V. 9.875%, 07/24/2017		2,200,000	2,310,000	0.91
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		900,000	904,500	0.35
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,000,000	1,017,500	0.40
Minerva Luxembourg S.A. 12.250%, 02/10/2022(2)		200,000	227,000	0.09
Minerva Luxembourg S.A. 7.750%, 01/31/2023		500,000	514,375	0.20
Mirabela Nickel Ltd. 8.750%, 04/15/2018(5)		195,000	46,800	0.02
Odebrecht Finance Ltd. 4.375%, 04/25/2025		230,000	210,738	0.08
OSX 3 Leasing B.V. 9.250%, 03/20/2015(4)(5)		910,000	989,625	0.39
Petrobras Global Finance B.V., FRN 2.366%, 01/15/2019		480,000	476,880	0.19
Petrobras Global Finance B.V. 7.250%, 03/17/2044		200,000	214,899	0.08
Samarco Mineracao S.A. 4.125%, 11/01/2022		200,000	185,750	0.07
Vale Overseas Ltd. 6.875%, 11/10/2039		200,000	221,290	0.09
			11,461,939	4.50
Chile (Cost $3,762,959)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		600,000	408,000	0.16
Automotores Gildemeister S.A. 6.750%, 01/15/2023		150,000	96,000	0.04
Banco de Credito e Inversiones 4.000%, 02/11/2023		200,000	196,108	0.08
Cencosud S.A. 5.500%, 01/20/2021		150,000	155,970	0.06
Cencosud S.A. 4.875%, 01/20/2023		200,000	195,373	0.08
E.CL S.A. 5.625%, 01/15/2021		200,000	216,254	0.08
Inversiones Alsacia S.A. 8.000%, 08/18/2018		860,765	568,105	0.22
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	194,575	0.08
SACI Falabella 3.750%, 04/30/2023		200,000	192,627	0.07
Sociedad Quimica y Minera de Chile S.A. 3.625%, 04/03/2023		200,000	186,597	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Chile - (continued)
Telefonica Chile S.A. 3.875%, 10/12/2022		200,000	$193,515	0.08
VTR Finance B.V. 6.875%, 01/15/2024		900,000	937,882	0.37
			3,541,006	1.39
China (Cost $29,356,570)
21Vianet Group, Inc. 7.875%, 03/22/2016	CNY	4,000,000	650,307	0.26
Agile Property Holdings Ltd. 9.875%, 03/20/2017		600,000	629,250	0.25
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		400,000	371,044	0.15
Chaowei Power Holdings Ltd. 7.250%, 09/24/2017	CNY	1,000,000	163,357	0.06
China CITIC Bank International Ltd. 6.875%, 06/24/2020		100,000	108,210	0.04
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015		60,000	21,525	0.01
China Lesso Group Holdings Ltd. 7.875%, 05/13/2016		500,000	516,875	0.20
China Oriental Group Co. Ltd. 8.000%, 08/18/2015		550,000	544,500	0.21
China Overseas Finance Cayman II Ltd. 5.500%, 11/10/2020		100,000	104,269	0.04
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		200,000	188,213	0.07
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		600,000	621,750	0.24
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		2,800,000	2,957,500	1.16
COSL Finance BVI Ltd. 3.250%, 09/06/2022		200,000	184,777	0.07
Country Garden Holdings Co. Ltd. 7.250%, 04/04/2021		300,000	277,500	0.11
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		1,700,000	1,555,500	0.61
Emerald Plantation Holdings Ltd. 6.000%, 01/30/2020(2)(6)		80,635	67,633	0.03
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		700,000	762,713	0.30
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		350,000	363,125	0.14
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(6)		228,754	228,754	0.09
Favor Sea Ltd. 11.750%, 02/04/2019		1,000,000	1,056,250	0.42
Fosun International Ltd. 7.500%, 05/12/2016		1,300,000	1,345,500	0.53
Franshion Development Ltd. 6.750%, 04/15/2021		600,000	611,250	0.24
Hidili Industry International Development Ltd. 8.625%, 11/04/2015		100,000	51,000	0.02
Hyva Global B.V. 8.625%, 03/24/2016		400,000	402,500	0.16
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018		200,000	193,750	0.08
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		475,000	465,500	0.18
KWG Property Holding Ltd. 13.250%, 03/22/2017		800,000	888,000	0.35
KWG Property Holding Ltd. 8.975%, 01/14/2019		800,000	767,090	0.30
Lonking Holdings Ltd. 8.500%, 06/03/2016		1,000,000	1,038,750	0.41
MIE Holdings Corp. 9.750%, 05/12/2016		200,000	209,250	0.08
MIE Holdings Corp. 6.875%, 02/06/2018		200,000	200,000	0.08
Powerlong Real Estate Holdings Ltd. 13.750%, 09/16/2015		100,000	104,500	0.04
Powerlong Real Estate Holdings Ltd. 11.250%, 01/25/2018		1,100,000	1,034,000	0.41
Shimao Property Holdings Ltd. 11.000%, 03/08/2018		200,000	220,000	0.09
Shimao Property Holdings Ltd. 6.625%, 01/14/2020		800,000	766,000	0.30
Sino-Forest Corp. 5.000%, 08/01/2013(7)		21,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(7)		82,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(7)		113,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(7)		252,000	—	—
Sunac China Holdings Ltd. 12.500%, 10/16/2017		1,100,000	1,192,125	0.47
Sunac China Holdings Ltd. 9.375%, 04/05/2018		700,000	686,875	0.27
Tencent Holdings Ltd. 4.625%, 12/12/2016		200,000	214,574	0.08
Texhong Textile Group Ltd. 6.500%, 01/18/2019		600,000	591,000	0.23
Trillion Chance Ltd. 8.500%, 01/10/2019		1,000,000	975,000	0.38
Wanda Properties Overseas Ltd. 4.875%, 11/21/2018		600,000	589,079	0.23
West China Cement Ltd. 7.500%, 01/25/2016		400,000	410,500	0.16
Yanlord Land Group Ltd. 9.500%, 05/04/2017		500,000	521,250	0.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Yanlord Land Group Ltd. 10.625%, 03/29/2018		1,300,000	$1,395,875	0.55
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,000,000	1,016,250	0.40
Yuzhou Properties Co. Ltd. 11.750%, 10/25/2017		1,200,000	1,270,500	0.50
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		200,000	185,750	0.07
			28,718,920	11.28
Colombia (Cost $6,337,597)
Banco Davivienda S.A. 2.950%, 01/29/2018		600,000	593,250	0.23
Banco de Bogota S.A. 5.375%, 02/19/2023		400,000	405,500	0.16
Bancolombia S.A. 5.125%, 09/11/2022		400,000	396,500	0.15
Ecopetrol S.A. 4.250%, 09/18/2018		200,000	212,350	0.08
Empresa de Energia de Bogota S.A. 6.125%, 11/10/2021		400,000	427,500	0.17
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,000,000,000	478,474	0.19
Grupo Aval Ltd. 4.750%, 09/26/2022		200,000	195,500	0.08
Gruposura Finance 5.700%, 05/18/2021		200,000	211,250	0.08
Millicom International Cellular S.A. 6.625%, 10/15/2021		400,000	417,000	0.16
Pacific Rubiales Energy Corp. 5.375%, 01/26/2019		660,000	678,150	0.27
Pacific Rubiales Energy Corp. 7.250%, 12/12/2021		2,090,000	2,283,325	0.90
			6,298,799	2.47
Czech Republic (Cost $2,719,921)
EP Energy A.S. 5.875%, 11/01/2019	EUR	300,000	463,028	0.18
New World Resources N.V. 7.875%, 05/01/2018(2)	EUR	1,990,000	1,684,104	0.66
New World Resources N.V. 7.875%, 01/15/2021(2)	EUR	450,000	96,768	0.04
			2,243,900	0.88
El Salvador (Cost $317,316)
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017		297,000	313,335	0.12
			313,335	0.12
Guatemala (Cost $1,371,808)
Comcel Trust 6.875%, 02/06/2024		1,300,000	1,360,125	0.53
			1,360,125	0.53
Hong Kong (Cost $3,114,091)
Bank of East Asia Ltd. 6.125%, 07/16/2020		500,000	545,434	0.22
CFG Investment S.A.C. 9.750%, 07/30/2019(2)		200,000	195,750	0.08
HKCG Finance Ltd. 6.250%, 08/07/2018		100,000	114,130	0.05
Hutchison Whampoa International 11 Ltd. 4.625%, 01/13/2022		400,000	424,607	0.17
Noble Group Ltd. 4.875%, 08/05/2015		100,000	103,625	0.04
Noble Group Ltd. 6.750%, 01/29/2020		100,000	111,125	0.04
PCCW-HKT Capital No 3 Ltd. 5.250%, 07/20/2015		350,000	366,262	0.14
PCCW-HKT Capital No 4 Ltd. 4.250%, 02/24/2016		525,000	551,287	0.22
PCCW-HKT Capital No 5 Ltd. 3.750%, 03/08/2023		200,000	187,780	0.07
Wharf Finance Ltd. 6.125%, 11/06/2017		300,000	333,926	0.13
Wiseyear Holdings Ltd. 5.000%, 02/15/2017		200,000	211,852	0.08
			3,145,778	1.24
India (Cost $11,285,796)
Bank of Baroda 4.875%, 07/23/2019		200,000	206,626	0.08
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		1,200,000	1,173,600	0.46
ICICI Bank Ltd. 5.750%, 11/16/2020		400,000	427,534	0.17
Jaiprakash Associates Ltd. 5.750%, 09/08/2017		2,200,000	1,872,750	0.74
Reliance Holdings USA, Inc. 5.400%, 02/14/2022		500,000	522,612	0.21
Suzlon Energy Ltd. 5.000%, 04/13/2016(2)		2,000,000	1,000,000	0.39
Vedanta Resources PLC 6.000%, 01/31/2019		1,600,000	1,594,000	0.63

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
India - (continued)
Vedanta Resources PLC 8.250%, 06/07/2021		2,600,000	$2,756,000	1.08
Vedanta Resources PLC 7.125%, 05/31/2023		1,900,000	1,892,875	0.74
			11,445,997	4.50
Indonesia (Cost $2,647,831)
Bank Rakyat Indonesia Persero Tbk PT 2.950%, 03/28/2018		200,000	194,260	0.08
Bumi Investment Pte Ltd. 10.750%, 10/06/2017		200,000	95,000	0.04
Enercoal Resources Pte Ltd. 9.250%, 08/05/2014		200,000	110,000	0.04
Golden Legacy PTE Ltd. 9.000%, 04/24/2019(2)		600,000	599,058	0.23
Indo Energy Finance B.V. 7.000%, 05/07/2018		200,000	193,000	0.08
Indo Energy Finance II B.V. 6.375%, 01/24/2023		900,000	698,625	0.27
Indosat Palapa Co. B.V. 7.375%, 07/29/2020		500,000	540,000	0.21
			2,429,943	0.95
Israel (Cost $3,499,258)
Altice Financing S.A. 8.000%, 12/15/2019	EUR	1,200,000	1,831,302	0.72
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		800,000	846,000	0.33
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		700,000	786,625	0.31
Israel Electric Corp. Ltd. 6.875%, 06/21/2023		200,000	221,000	0.09
			3,684,927	1.45
Jamaica (Cost $16,363,844)
Digicel Group Ltd. 8.875%, 01/15/2015		7,000,000	7,455,000	2.93
Digicel Group Ltd. 7.125%, 04/01/2022(4)		1,280,000	1,286,400	0.51
Digicel Ltd. 7.000%, 02/15/2020		1,500,000	1,561,875	0.61
Digicel Ltd. 6.000%, 04/15/2021		6,410,000	6,490,125	2.55
			16,793,400	6.60
Kazakhstan (Cost $10,401,224)
ATF Bank JSC 9.000%, 05/11/2016		200,000	203,610	0.08
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		800,000	726,000	0.29
Kaspi Bank JSC 9.875%, 10/28/2016		1,170,000	1,192,277	0.47
KazAgro National Management Holding JSC 4.625%, 05/24/2023		200,000	186,000	0.07
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		200,000	204,222	0.08
Kazkommertsbank JSC 8.000%, 11/03/2015		800,000	798,000	0.31
Kazkommertsbank JSC 7.500%, 11/29/2016		700,000	686,441	0.27
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,550,000	2,118,136	0.83
Kazkommertsbank JSC 8.500%, 05/11/2018		1,000,000	977,700	0.39
Nostrum Oil & Gas Finance B.V. 6.375%, 02/14/2019		2,400,000	2,400,000	0.94
Zhaikmunai LLP 7.125%, 11/13/2019		900,000	920,250	0.36
			10,412,636	4.09
Kuwait (Cost $179,520)
Kuwait Projects Co. 9.375%, 07/15/2020		150,000	188,400	0.07
			188,400	0.07
Latvia (Cost $935,274)
Bite Finance International B.V., FRN 7.787%, 02/15/2018	EUR	700,000	1,000,376	0.39
			1,000,376	0.39
Malaysia (Cost $403,861)
IOI Investment L Bhd. 4.375%, 06/27/2022		200,000	197,661	0.08
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		200,000	199,120	0.08
			396,781	0.16
Mexico (Cost $20,005,104)
Alfa S.A.B. de C.V. 6.875%, 03/25/2044(4)		400,000	412,500	0.16
Alpek S.A. de C.V. 4.500%, 11/20/2022		200,000	200,500	0.08
America Movil S.A.B. de C.V., FRN 1.234%, 09/12/2016		300,000	304,491	0.12
America Movil S.A.B. de C.V. 3.125%, 07/16/2022		200,000	193,333	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
America Movil S.A.B. de C.V. 6.450%, 12/05/2022	MXN	11,500,000	$823,906	0.32
BBVA Bancomer S.A. 6.500%, 03/10/2021		600,000	660,000	0.26
BBVA Bancomer S.A. 6.750%, 09/30/2022		350,000	390,250	0.15
Cemex Espana Luxembourg 9.875%, 04/30/2019		1,150,000	1,315,600	0.52
Cemex Finance LLC 9.375%, 10/12/2022		4,100,000	4,725,250	1.86
Cemex S.A.B. de C.V. 9.000%, 01/11/2018		119,000	128,520	0.05
Cemex S.A.B. de C.V. 9.500%, 06/15/2018		1,200,000	1,371,000	0.54
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		900,000	924,750	0.36
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,300,000	1,365,000	0.54
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		1,800,000	1,935,000	0.76
Comision Federal de Electricidad 4.875%, 05/26/2021		200,000	209,750	0.08
Corp. GEO S.A.B. de C.V. 9.250%, 06/30/2020(5)		100,000	12,750	0.01
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(5)		200,000	25,500	0.01
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/2019(5)		100,000	11,000	—
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020(5)		100,000	11,000	—
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/2017		1,760,000	1,808,400	0.71
Fomento Economico Mexicano S.A.B. de C.V. 2.875%, 05/10/2023		500,000	463,971	0.18
Fresnillo PLC 5.500%, 11/13/2023		300,000	307,500	0.12
Grupo Televisa S.A.B. 6.625%, 03/18/2025		370,000	440,223	0.17
Mexichem S.A.B. de C.V. 4.875%, 09/19/2022		475,000	479,156	0.19
Mexico Generadora de Energia S de rl 5.500%, 12/06/2032		300,000	295,500	0.12
Red de Carreteras de Occidente S.A.P.I.B. de C.V. 9.000%, 06/10/2028	MXN	7,140,000	503,716	0.20
Urbi Desarrollos Urbanos S.A.B. de C.V. 8.500%, 04/19/2016(5)		100,000	11,250	—
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/2020(2)(5)		500,000	56,250	0.02
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022(2)(5)		850,000	95,625	0.04
			19,481,691	7.65
Mongolia (Cost $3,311,315)
Mongolian Mining Corp. 8.875%, 03/29/2017		3,450,000	2,070,000	0.82
Trade & Development Bank of Mongolia LLC 8.500%, 09/20/2015		400,000	389,996	0.15
			2,459,996	0.97
Nigeria (Cost $4,783,433)
Afren PLC 6.625%, 12/09/2020		1,200,000	1,206,000	0.47
FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,600,000	1,656,000	0.65
Sea Trucks Group 9.000%, 03/26/2018(4)		2,000,000	1,945,000	0.77
			4,807,000	1.89
Panama (Cost $646,871)
Sable International Finance Ltd. 8.750%, 02/01/2020		600,000	672,000	0.26
			672,000	0.26
Paraguay (Cost $566,499)
Banco Bilbao Vizcaya Argentaria Paraguay S.A. 9.750%, 02/11/2016		150,000	161,982	0.06
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/2022		400,000	420,000	0.17
			581,982	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Peru (Cost $4,717,091)
Abengoa Transmision Sur S.A. 6.875%, 04/30/2043(2)		200,000	$208,250	0.08
Ajecorp B.V. 6.500%, 05/14/2022		1,650,000	1,551,000	0.61
Alicorp S.A.A. 3.875%, 03/20/2023		350,000	328,125	0.13
Banco de Credito del Peru 4.250%, 04/01/2023		200,000	194,250	0.08
Banco Internacional del Peru S.A.A. 5.750%, 10/07/2020		200,000	210,750	0.08
BBVA Banco Continental S.A. 5.000%, 08/26/2022		400,000	412,000	0.16
Minsur S.A. 6.250%, 02/07/2024		300,000	318,000	0.13
Southern Copper Corp. 3.500%, 11/08/2022		800,000	768,722	0.30
Southern Copper Corp. 6.750%, 04/16/2040		100,000	106,366	0.04
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		400,000	367,000	0.14
Volcan Cia Minera S.A.A. 5.375%, 02/02/2022		200,000	197,500	0.08
			4,661,963	1.83
Philippines (Cost $1,765,673)
JGSH Philippines Ltd. 4.375%, 01/23/2023		600,000	576,000	0.23
Petron Corp. 7.000%, 11/10/2017	PHP	50,000,000	1,134,814	0.44
			1,710,814	0.67
Poland (Cost $3,043,780)
Eileme 1 AB 14.250%, 08/15/2020(6)		459,030	477,391	0.19
Koleje Mazowieckie Finance AB 6.750%, 03/09/2016	EUR	125,000	178,621	0.07
PKO Finance AB 4.630%, 09/26/2022		600,000	615,000	0.24
Polish Television Holding B.V. 11.000%, 01/15/2021(6)	EUR	1,200,000	1,956,164	0.77
			3,227,176	1.27
Qatar (Cost $1,853,316)
CBQ Finance Ltd. 7.500%, 11/18/2019		400,000	477,000	0.19
Nakilat, Inc. 6.267%, 12/31/2033		92,602	100,010	0.04
Qtel International Finance Ltd. 6.500%, 06/10/2014		500,000	502,500	0.20
Qtel International Finance Ltd. 5.000%, 10/19/2025		200,000	208,240	0.08
Qtel International Finance Ltd. 4.500%, 01/31/2043		300,000	271,587	0.11
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	270,625	0.10
			1,829,962	0.72
Russian Federation (Cost $29,548,479)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		2,400,000	2,316,000	0.91
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		2,100,000	2,058,000	0.81
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,400,000	1,354,500	0.53
CEDC Finance Corp. International, Inc., FRN 9.000%, 04/30/2018		815,127	741,765	0.29
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(6)		355,296	302,002	0.12
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		800,000	730,000	0.29
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		800,000	564,000	0.22
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		500,000	355,000	0.14
Gazprom Neft OAO Via GPN Capital S.A. 4.375%, 09/19/2022		400,000	330,000	0.13
Gazprom OAO Via Gaz Capital S.A. 6.212%, 11/22/2016		200,000	207,750	0.08
Gazprom OAO Via Gaz Capital S.A. 5.136%, 03/22/2017	EUR	100,000	143,369	0.06
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		100,000	109,500	0.04
Lukoil International Finance B.V. 6.356%, 06/07/2017		100,000	105,375	0.04
Lukoil International Finance B.V. 4.563%, 04/24/2023		1,200,000	1,050,000	0.41

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		1,100,000	$981,750	0.39
MMC Norilsk Nickel OJSC via MMC Finance Ltd. 5.550%, 10/28/2020		200,000	193,000	0.08
Novatek OAO via Novatek Finance Ltd. 5.326%, 02/03/2016		200,000	199,000	0.08
Novatek OAO via Novatek Finance Ltd. 4.422%, 12/13/2022		200,000	164,000	0.06
Petropavlovsk 2010 Ltd. 4.000%, 02/18/2015		1,100,000	863,060	0.34
Promsvyazbank OJSC Via PSB Finance S.A. 11.250%, 07/08/2016		100,000	105,000	0.04
Promsvyazbank OJSC Via PSB Finance S.A. 8.500%, 04/25/2017		900,000	891,000	0.35
Promsvyazbank OJSC Via PSB Finance S.A. 10.200%, 11/06/2019		1,400,000	1,369,900	0.54
Rosneft Finance S.A. 7.875%, 03/13/2018		100,000	107,750	0.04
Rosneft Finance S.A. 7.250%, 02/02/2020		400,000	424,000	0.17
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, 03/06/2017		400,000	379,000	0.15
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.199%, 03/06/2022		200,000	166,750	0.07
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		1,400,000	1,361,500	0.53
Russian Standard Bank Via Russian Standard Finance S.A. 10.750%, 04/10/2018		1,600,000	1,448,000	0.57
Sberbank of Russia Via SB Capital S.A. 5.499%, 07/07/2015		400,000	407,748	0.16
Sberbank of Russia Via SB Capital S.A. 4.950%, 02/07/2017		200,000	200,000	0.08
Tinkoff Credit Systems Via TCS Finance Ltd. 10.750%, 09/18/2015		800,000	808,000	0.32
Tinkoff Credit Systems Via TCS Finance Ltd. 14.000%, 06/06/2018		700,000	719,250	0.28
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		200,000	191,250	0.07
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		400,000	342,000	0.13
VEB-Leasing Via VEB Leasing Investment Ltd. 5.125%, 05/27/2016		200,000	198,000	0.08
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		2,300,000	2,305,750	0.91
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	23,200,000	609,191	0.24
VimpelCom Holdings B.V. 7.504%, 03/01/2022		1,375,000	1,347,500	0.53
VimpelCom Holdings B.V. 5.950%, 02/13/2023		400,000	358,000	0.14
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	98,125	0.04
VTB Bank OJSC Via VTB Capital S.A. 6.465%, 03/04/2015		500,000	501,875	0.20
VTB Bank OJSC Via VTB Capital S.A. 6.950%, 10/17/2022		200,000	191,500	0.07
			27,299,160	10.73
Saudi Arabia (Cost $1,099,324)
SABIC Capital II B.V. 2.625%, 10/03/2018		300,000	301,500	0.12
Saudi Electricity Global Sukuk Co. 2.665%, 04/03/2017		200,000	205,500	0.08
Saudi Electricity Global Sukuk Co. 4.211%, 04/03/2022		200,000	207,000	0.08
Saudi Electricity Global Sukuk Co. 2 5.060%, 04/08/2043		200,000	191,500	0.08
Saudi Electricity Global Sukuk Co. 3 4.000%, 04/08/2024(2)		200,000	201,500	0.08
			1,107,000	0.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Singapore (Cost $2,038,394)
Jasper Explorer PLC 13.500%, 05/27/2016(2)		400,000	$356,000	0.14
MMI International Ltd. 8.000%, 03/01/2017		400,000	408,500	0.16
Pacnet Ltd. 9.000%, 12/12/2018		800,000	856,000	0.34
SingTel Group Treasury Pte Ltd. 4.500%, 09/08/2021		200,000	216,236	0.08
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		200,000	199,760	0.08
			2,036,496	0.80
South Africa (Cost $5,209,459)
AngloGold Ashanti Holdings PLC 6.500%, 04/15/2040		190,000	178,681	0.07
Edcon Holdings Pty Ltd. 13.375%, 06/30/2019	EUR	1,300,000	1,632,217	0.64
Edcon Pty Ltd. 9.500%, 03/01/2018	EUR	1,210,000	1,666,103	0.65
Edcon Pty Ltd. 9.500%, 03/01/2018		350,000	346,500	0.14
Myriad International Holdings B.V. 6.000%, 07/18/2020		400,000	437,000	0.17
Sappi Papier Holding GmbH 8.375%, 06/15/2019		200,000	221,500	0.09
Sappi Papier Holding GmbH 6.625%, 04/15/2021		700,000	728,000	0.29
			5,210,001	2.05
South Korea (Cost $3,427,021)
Hana Bank 3.500%, 10/25/2017		200,000	210,026	0.08
Korea Gas Corp. 2.875%, 07/29/2018		1,150,000	1,168,093	0.46
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, 06/17/2014		300,000	301,929	0.12
Korea Hydro & Nuclear Power Co. Ltd. 4.750%, 07/13/2021		200,000	218,179	0.09
Lotte Shopping Co. Ltd. 3.875%, 04/07/2016		200,000	207,965	0.08
Lotte Shopping Co. Ltd. 3.375%, 05/09/2017		200,000	206,998	0.08
Shinhan Bank 1.875%, 07/30/2018		500,000	486,706	0.19
SK Innovation Co. Ltd. 3.625%, 08/14/2018		400,000	414,364	0.16
Woori Bank Co. Ltd. 5.875%, 04/13/2021		200,000	224,093	0.09
			3,438,353	1.35
Taiwan (Cost $102,032)
Cathay United Bank Co. Ltd., FRN 5.500%, 10/05/2020		100,000	102,375	0.04
			102,375	0.04
Tanzania (Cost $433,190)
Standard Bank PLC 8.125%, 12/02/2019		400,000	462,000	0.18
			462,000	0.18
Thailand (Cost $629,299)
PTT Global Chemical PCL 4.250%, 09/19/2022		200,000	196,840	0.08
Siam Commercial Bank Ltd. 3.900%, 11/14/2016		400,000	418,841	0.16
			615,681	0.24
Turkey (Cost $3,105,491)
Akbank T.A.S. 5.000%, 10/24/2022		200,000	194,000	0.08
Anadolu Efes Biracilik Ve Malt Sanayii A.S. 3.375%, 11/01/2022		200,000	172,000	0.07
KOC Holding A.S. 3.500%, 04/24/2020		525,000	490,875	0.19
Tupras Turkiye Petrol Rafinerileri A.S. 4.125%, 05/02/2018		200,000	195,250	0.08
Turkiye Garanti Bankasi A.S. 4.750%, 10/17/2019(2)		300,000	299,250	0.12
Turkiye Garanti Bankasi A.S. 5.250%, 09/13/2022		200,000	197,500	0.08
Turkiye Halk Bankasi A.S. 3.875%, 02/05/2020		200,000	185,000	0.07
Turkiye Sise ve Cam Fabrikalari A.S. 4.250%, 05/09/2020		1,200,000	1,128,000	0.44
Yapi ve Kredi Bankasi A.S. 4.000%, 01/22/2020		200,000	185,717	0.07
Yuksel Insaat A.S. 9.500%, 11/10/2015		100,000	75,000	0.03
			3,122,592	1.23
Ukraine (Cost $17,625,487)
Avangardco Investments Public Ltd. 10.000%, 10/29/2015		200,000	180,800	0.07
DTEK Finance B.V. 9.500%, 04/28/2015		410,000	369,082	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ukraine - (continued)
DTEK Finance PLC 7.875%, 04/04/2018		2,900,000	$2,359,063	0.93
Ferrexpo Finance PLC 7.875%, 04/07/2016		2,500,000	2,237,500	0.88
Metinvest B.V. 10.250%, 05/20/2015		1,000,000	945,200	0.37
Metinvest B.V. 8.750%, 02/14/2018		3,350,000	2,889,945	1.14
MHP S.A. 10.250%, 04/29/2015(2)		1,600,000	1,563,600	0.61
MHP S.A. 8.250%, 04/02/2020		2,200,000	1,804,000	0.71
Mriya Agro Holding PLC 9.450%, 04/19/2018		300,000	231,000	0.09
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		1,800,000	1,626,750	0.64
NTRP Via Interpipe Ltd. 10.250%, 08/02/2017		200,000	150,040	0.06
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		253,000	198,605	0.08
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		300,000	226,500	0.09
UKRLANDFARMING PLC 10.875%, 03/26/2018		1,600,000	1,244,800	0.49
			16,026,885	6.30
United Arab Emirates (Cost $32,312,371)
Abu Dhabi National Energy Co. 5.875%, 12/13/2021		270,000	312,525	0.12
Abu Dhabi National Energy Co. 3.625%, 01/12/2023		700,000	689,500	0.27
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		200,000	195,000	0.08
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	13,400,000	4,013,123	1.58
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		832,200	845,723	0.33
DP World Ltd. 1.000%, 09/30/2015(2)		4,389,647	3,950,683	1.55
DP World Ltd. 2.500%, 09/30/2018(2)		10,004,304	7,603,271	2.99
DP World Ltd. 3.000%, 09/30/2018(2)		1,511,845	1,103,647	0.43
DP World Ltd. 6.850%, 07/02/2037		700,000	761,250	0.30
DP World Sukuk Ltd. 6.250%, 07/02/2017		700,000	777,000	0.30
Dubai Electricity & Water Authority 6.375%, 10/21/2016		200,000	221,520	0.09
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	4,100,000	7,237,411	2.84
Emaar Sukuk Ltd. 6.400%, 07/18/2019		700,000	784,840	0.31
Emirates NBD PJSC 4.625%, 03/28/2017		200,000	212,700	0.08
Jafz Sukuk Ltd. 7.000%, 06/19/2019		1,200,000	1,377,000	0.54
MAF Global Securities Ltd. 5.250%, 07/05/2019		1,000,000	1,083,750	0.43
MAF Sukuk Ltd. 5.850%, 02/07/2017		200,000	219,000	0.09
Mashreqbank PSC, FRN 1.354%, 01/24/2017		100,000	94,860	0.04
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		1,500,000	1,546,006	0.61
			33,028,809	12.98
Vietnam (Cost $949,302)
Vingroup JSC 11.625%, 05/07/2018		900,000	985,500	0.39
			985,500	0.39
Total Debt Securities (Cost $246,460,539)			241,775,398	94.99

		Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.(2)		78,275	$18,786	0.01
			18,786	0.01
Kazakhstan (Cost $214,500)
BTA Bank JSC GDR (Registered)		7,399	4,365	—
			4,365	—
Total Equity Securities (Cost $214,500)			23,151	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 08/23/2014, Strike Price $11.92(2)	186,955	$15,143	—
		15,143	—
Total Warrants (Cost $3,926)		15,143	—

Total Investments (Total Cost $246,678,965)		241,813,692	95.00

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)		12,719,828	5.00

Net Assets		$254,533,520	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.
(3)	When Issued Security.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	Security is payment in-kind bond.
(7)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At April 30, 2014, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/05/2014	Goldman Sachs Intl Ltd. London	Brazilian Real	4,847,430	United States Dollar	2,179,600	$(9,137)
05/05/2014	Chase Manhattan Bank London	United States Dollar	23,315	Brazilian Real	52,260	(85)
05/05/2014	Goldman Sachs Intl Ltd. London	United States Dollar	2,031,661	Brazilian Real	4,786,796	(111,653)
05/05/2014	HSBC Bank PLC	United States Dollar	3,467	Brazilian Real	8,375	(283)
05/30/2014	Barclays Wholesale GTS	Russian Ruble	23,958,087	United States Dollar	663,429	2,166
05/30/2014	Citibank London	United States Dollar	437,713	Mexican Peso	5,868,850	(9,757)
05/30/2014	HSBC Bank PLC	United States Dollar	726,846	Mexican Peso	9,737,261	(15,570)
05/30/2014	Barclays Wholesale GTS	United States Dollar	661,104	Russian Ruble	23,958,087	(4,491)
06/03/2014	Barclays Wholesale GTS	Brazilian Real	1,521,964	United States Dollar	672,840	2,350
06/03/2014	Chase Manhattan Bank London	Brazilian Real	52,260	United States Dollar	23,119	65
07/15/2014	Barclays Wholesale GTS	Euro	113,111	United States Dollar	156,831	67
07/15/2014	HSBC Bank PLC	Euro	230,000	United States Dollar	319,556	(521)
07/15/2014	Standard Chartered London	Euro	112,978	United States Dollar	156,682	30
07/15/2014	Barclays Wholesale GTS	United States Dollar	7,331,283	British Pound	4,370,276	(42,993)
07/15/2014	Deutsche Bank London	United States Dollar	14,258,420	Euro	10,282,223	(4,140)
07/31/2014	Standard Chartered London	Chilean Peso	559,500	United States Dollar	984	(2)
07/31/2014	Barclays Wholesale GTS	Mexican Peso	7,295,795	United States Dollar	552,879	572
07/31/2014	Deutsche Bank London	Mexican Peso	8,390,766	United States Dollar	636,590	(75)

Total						$(193,457)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock	$—	$23,151	$—	$23,151
Corporate Bonds	—	213,775,775	—	213,775,775
Corporate Convertible Bonds	—	4,009,167	—	4,009,167
Government Bonds	—	228,000	—	228,000
Index Linked Corporate Bonds	—	928,163	—	928,163
Financial Certificates	—	10,176,693	—	10,176,693
Bank Loans	—	12,657,600	—	12,657,600
Warrants	—	15,143	—	15,143
Total Investments	$—	$241,813,692	$—	$241,813,692

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$5,250	$—	$5,250
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(198,707)	—	(198,707)
Total Other Financial Instruments	$—	$(193,457)	$—	$(193,457)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$5,250

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(198,707)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(662,599)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(167,690)

* See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$246,699,272
Gross tax appreciation of investments	$4,516,568
Gross tax depreciation of investments	(9,402,148)
Net tax depreciation of investments	$(4,885,580)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $3,432,819)
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	8,890,000	$3,487,961	4.73
			3,487,961	4.73
Chile (Cost $230,647)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	37,857	0.05
Chile (Rep of) 5.500%, 08/05/2020	CLP	81,000,000	146,595	0.20
			184,452	0.25
Colombia (Cost $3,539,609)
Colombia (Rep of) 12.000%, 10/22/2015	COP	575,000,000	326,934	0.45
Colombia (Rep of) 7.750%, 04/14/2021	COP	900,000,000	523,667	0.71
Colombia (Rep of) 4.375%, 03/21/2023	COP	369,000,000	171,488	0.23
Colombian TES 7.000%, 05/04/2022	COP	1,631,000,000	876,225	1.19
Colombian TES 10.000%, 07/24/2024	COP	1,414,000,000	921,010	1.25
Colombian TES 7.500%, 08/26/2026	COP	1,095,000,000	583,288	0.79
			3,402,612	4.62
Hungary (Cost $3,261,218)
Hungary (Rep of) 7.750%, 08/24/2015	HUF	17,490,000	84,102	0.11
Hungary (Rep of) 5.500%, 12/22/2016	HUF	70,700,000	336,641	0.46
Hungary (Rep of) 6.750%, 11/24/2017	HUF	293,690,000	1,455,931	1.98
Hungary (Rep of) 6.500%, 06/24/2019	HUF	12,840,000	63,415	0.09
Hungary (Rep of) 7.000%, 06/24/2022	HUF	215,300,000	1,087,459	1.47
Hungary (Rep of) 6.000%, 11/24/2023	HUF	103,770,000	495,428	0.67
			3,522,976	4.78
Indonesia (Cost $5,226,113)
Indonesia (Rep of) 9.500%, 06/15/2015	IDR	3,900,000,000	345,760	0.47
Indonesia (Rep of) 5.250%, 05/15/2018	IDR	5,400,000,000	430,402	0.58
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	9,239,000,000	807,109	1.10
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,400,000,000	140,345	0.19
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	9,682,000,000	855,439	1.16
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	10,866,000,000	836,461	1.13
Indonesia (Rep of) 6.125%, 05/15/2028	IDR	5,100,000,000	358,630	0.49
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	5,580,000,000	503,148	0.68
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	8,352,000,000	706,144	0.96
			4,983,438	6.76
Malaysia (Cost $3,602,547)
Malaysia (Rep of) 3.314%, 10/31/2017	MYR	1,350,000	410,618	0.56
Malaysia (Rep of) 3.580%, 09/28/2018	MYR	1,600,000	489,108	0.66
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	845,000	259,092	0.35
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	1,555,000	491,944	0.67
Malaysia (Rep of) 3.492%, 03/31/2020	MYR	2,400,000	721,123	0.98
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	1,250,000	387,759	0.53
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	164,000	48,239	0.06
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	1,050,000	308,051	0.42
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	400,000	123,790	0.17
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	535,000	165,101	0.22
			3,404,825	4.62
Mexico (Cost $5,978,238)
Mexican Bonos 6.500%, 06/09/2022	MXN	7,990,000	630,042	0.85
Mexican Bonos 10.000%, 12/05/2024	MXN	2,130,000	209,853	0.28
Mexican Bonos 7.500%, 06/03/2027	MXN	13,500,000	1,118,952	1.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Mexican Bonos 8.500%, 05/31/2029	MXN	13,000,000	$1,153,393	1.57
Mexican Bonos 7.750%, 05/29/2031	MXN	10,800,000	889,143	1.21
Mexican Bonos 10.000%, 11/20/2036	MXN	8,100,000	806,784	1.09
Mexican Bonos 8.500%, 11/18/2038	MXN	7,700,000	670,843	0.91
Mexican Bonos 7.750%, 11/13/2042	MXN	4,100,000	329,809	0.45
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	2,540,000	188,218	0.26
			5,997,037	8.14
Nigeria (Cost $1,293,636)
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	27,500,000	189,581	0.26
Nigeria OMO Bill 11.720%, 08/14/2014(2)	NGN	42,200,000	254,992	0.35
Nigeria Treasury Bill 11.720%, 07/24/2014(2)	NGN	47,600,000	289,422	0.39
Nigeria Treasury Bill 11.898%, 08/07/2014(2)	NGN	22,500,000	135,836	0.18
Nigeria Treasury Bill 11.919%, 08/21/2014(2)	NGN	17,400,000	104,919	0.14
Nigeria Treasury Bill 11.330%, 09/04/2014(2)	NGN	12,128,000	72,585	0.10
Nigeria Treasury Bill 11.375%, 10/09/2014(2)	NGN	12,128,000	72,009	0.10
Nigeria Treasury Bill 11.606%, 10/23/2014(2)	NGN	29,744,000	175,841	0.24
			1,295,185	1.76
Peru (Cost $1,027,778)
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,437,000	591,215	0.80
Peru (Rep of) 6.950%, 08/12/2031	PEN	390,000	142,849	0.20
Peru (Rep of) 6.900%, 08/12/2037	PEN	577,000	205,965	0.28
Peru (Rep of) 6.850%, 02/12/2042	PEN	174,000	61,059	0.08
			1,001,088	1.36
Philippines (Cost $519,411)
Philippines (Rep of) 6.250%, 01/14/2036	PHP	20,000,000	460,969	0.62
			460,969	0.62
Poland (Cost $3,073,461)
Poland (Rep of) 3.000%, 08/24/2016	PLN	483,000	213,661	0.29
Poland (Rep of) 4.750%, 04/25/2017	PLN	265,000	91,535	0.12
Poland (Rep of) 5.750%, 09/23/2022	PLN	6,305,000	2,342,366	3.18
Poland (Rep of) 2.750%, 08/25/2023	PLN	473,000	190,051	0.26
Poland (Rep of) 4.000%, 10/25/2023	PLN	140,000	46,130	0.06
Poland (Rep of) 5.750%, 04/25/2029	PLN	950,000	358,927	0.49
			3,242,670	4.40
Romania (Cost $1,649,756)
Romania (Rep of) 5.850%, 07/28/2014	RON	2,160,000	679,893	0.92
Romania (Rep of) 5.800%, 10/26/2015	RON	1,130,000	365,424	0.50
Romania (Rep of) 5.900%, 07/26/2017	RON	790,000	260,265	0.35
Romania (Rep of) 5.600%, 11/28/2018	RON	170,000	56,110	0.08
Romania (Rep of) 4.750%, 06/24/2019	RON	160,000	50,630	0.07
Romania (Rep of) 5.750%, 04/29/2020	RON	400,000	131,123	0.18
Romania (Rep of) 5.950%, 06/11/2021	RON	90,000	29,700	0.04
Romania (Rep of) 5.850%, 04/26/2023	RON	520,000	170,996	0.23
			1,744,141	2.37
Russian Federation (Cost $9,854,209)
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	8,187,000	222,457	0.30
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	24,093,000	650,596	0.88
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	44,579,000	1,202,538	1.63
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	21,870,000	562,634	0.76
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	18,634,000	496,907	0.68
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	45,819,000	1,216,052	1.65
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	8,954,000	227,136	0.31
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	24,428,000	619,185	0.84
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	7,680,000	188,200	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	34,812,000	$899,005	1.22
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	5,507,000	140,284	0.19
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	10,884,000	265,035	0.36
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	19,522,000	471,103	0.64
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	24,749,000	637,743	0.87
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	36,473,000	843,184	1.14
			8,642,059	11.73
South Africa (Cost $9,720,792)
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	17,950,000	1,740,624	2.36
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	14,700,000	1,408,939	1.91
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	16,200,000	1,483,800	2.02
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	11,800,000	1,297,445	1.76
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	16,560,000	1,310,523	1.78
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	5,900,000	413,250	0.56
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	4,600,000	323,174	0.44
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	2,700,000	244,628	0.33
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	2,200,000	206,089	0.28
			8,428,472	11.44
Thailand (Cost $3,703,133)
Thailand (Rep of) 3.450%, 03/08/2019	THB	2,500,000	78,399	0.11
Thailand (Rep of) 3.875%, 06/13/2019	THB	47,000,000	1,510,173	2.05
Thailand (Rep of) 1.200%, 07/14/2021	THB	15,000,000	474,127	0.64
Thailand (Rep of) 3.650%, 12/17/2021	THB	9,500,000	298,139	0.40
Thailand (Rep of) 3.625%, 06/16/2023	THB	28,317,000	880,506	1.20
Thailand (Rep of) 1.250%, 03/12/2028	THB	9,000,000	251,696	0.34
Thailand (Rep of) 5.670%, 03/13/2028	THB	1,000,000	36,816	0.05
			3,529,856	4.79
Turkey (Cost $5,767,675)
Turkey (Rep of) 8.300%, 06/20/2018	TRY	1,480,000	684,085	0.93
Turkey (Rep of) 10.400%, 03/27/2019	TRY	1,170,000	584,571	0.79
Turkey (Rep of) 4.000%, 04/01/2020	TRY	841,000	582,042	0.79
Turkey (Rep of) 9.500%, 01/12/2022	TRY	960,000	461,462	0.63
Turkey (Rep of) 3.000%, 02/23/2022	TRY	2,252,000	1,298,020	1.76
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,040,000	472,089	0.64
Turkey (Rep of) 7.100%, 03/08/2023	TRY	1,850,000	766,617	1.04
Turkey (Rep of) 8.800%, 09/27/2023	TRY	710,000	327,470	0.44
Turkey (Rep of) 10.400%, 03/20/2024	TRY	160,000	81,343	0.11
			5,257,699	7.13
Uruguay (Cost $1,322,372)
Uruguay (Rep of) 5.000%, 09/14/2018(3)	UYU	5,200,000	432,802	0.59
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	1,929,000	153,264	0.21
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	5,200,000	296,997	0.40
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	2,570,000	186,137	0.25
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	700,000	85,362	0.12
			1,154,562	1.57
Total Debt Securities (Cost $63,203,414)			59,740,002	81.07

Total Investments in Securities (Cost $63,203,414)			$59,740,002	81.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $450,631)
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	2,180,000,000	$221,083	0.30
Indonesia (Rep of), Issued by HSBC, 8.250%, 06/15/2032	IDR	30,000,000	2,520	—
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,230,000,000	124,739	0.17
			348,342	0.47
Total Fully Funded Total Return Swaps (Cost $450,631)			348,342	0.47

Total Investments (Total Cost $63,654,045)			60,088,344	81.54

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			13,600,331	18.46

Net Assets			$73,688,675	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At April 30, 2014, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/05/2014	Goldman Sachs International Ltd. London	Brazilian Real	164,903	United States Dollar	69,990	$3,846
05/05/2014	HSBC Bank PLC	Brazilian Real	10,500,000	United States Dollar	4,710,633	(9,201)
05/05/2014	Santander UK PLC	Brazilian Real	1,606,355	United States Dollar	690,000	29,254
05/05/2014	Standard Chartered London	Brazilian Real	2,041,215	United States Dollar	890,000	23,965
05/05/2014	Citibank London	United States Dollar	1,018,393	Brazilian Real	2,330,389	(25,051)
05/08/2014	Morgan Stanley & Co. International	Colombian Peso	546,980,000	United States Dollar	280,000	2,224
05/08/2014	CSFB Global Foreign Exchange London	United States Dollar	125,584	Colombian Peso	243,382,555	7
05/08/2014	Morgan Stanley & Co. International	United States Dollar	156,898	Colombian Peso	303,597,445	251
05/28/2014	Deutsche Bank London	United States Dollar	445,596	Polish Zloty	1,353,461	(613)
05/30/2014	Barclays Wholesale GTS	Czech Koruna	8,047,095	United States Dollar	404,686	2,015
05/30/2014	Barclays Wholesale GTS	Malaysian Ringgit	6,318,100	United States Dollar	1,920,395	13,224
05/30/2014	Citibank London	Mexican Peso	9,185,482	United States Dollar	685,075	15,270
05/30/2014	HSBC Bank PLC	Mexican Peso	15,240,026	United States Dollar	1,137,604	24,369
05/30/2014	Morgan Stanley & Co. International	Philippine Peso	15,600,000	United States Dollar	350,326	315
05/30/2014	Standard Chartered London	Philippine Peso	12,889,801	United States Dollar	283,479	6,244
05/30/2014	Deutsche Bank London	Polish Zloty	3,454,104	United States Dollar	1,131,093	7,504
05/30/2014	Barclays Wholesale GTS	Russian Ruble	37,628,749	United States Dollar	1,020,000	25,388
05/30/2014	Barclays Wholesale GTS	Russian Ruble	483,981	United States Dollar	13,353	93
05/30/2014	Credit Suisse Financial Products	Russian Ruble	24,721,054	United States Dollar	682,111	4,681
05/30/2014	CSFB Global Foreign Exchange London	Russian Ruble	31,027,534	United States Dollar	840,000	21,996
05/30/2014	HSBC Bank PLC	Russian Ruble	13,508,700	United States Dollar	370,000	5,294

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/30/2014	Deutsche Bank London	Thai Baht	1,300,800	United States Dollar	40,000	$143
05/30/2014	Goldman Sachs International Ltd. London	Thai Baht	9,100,000	United States Dollar	280,216	616
05/30/2014	Merrill Lynch International	Thai Baht	7,300,000	United States Dollar	224,270	1,012
05/30/2014	Chase Manhattan Bank London	Turkish Lira	1,133,340	United States Dollar	520,000	12,387
05/30/2014	Citibank London	Turkish Lira	737,253	United States Dollar	330,000	16,325
05/30/2014	Citibank London	Turkish Lira	714,720	United States Dollar	320,000	15,740
05/30/2014	HSBC Bank PLC	Turkish Lira	897,500	United States Dollar	400,000	21,601
05/30/2014	Barclays Wholesale GTS	United States Dollar	4,165	Hungarian Forint	938,465	(72)
05/30/2014	Barclays Wholesale GTS	United States Dollar	102,572	Hungarian Forint	23,183,901	(2,107)
05/30/2014	Barclays Wholesale GTS	United States Dollar	92,400	Hungarian Forint	21,081,587	(2,787)
05/30/2014	Barclays Wholesale GTS	United States Dollar	93,800	Hungarian Forint	21,402,130	(2,834)
05/30/2014	Deutsche Bank London	United States Dollar	93,800	Hungarian Forint	21,402,646	(2,837)
05/30/2014	HSBC Bank PLC	United States Dollar	312,722	Indonesian Rupiah	3,598,494,523	1,971
05/30/2014	Barclays Wholesale GTS	United States Dollar	552,119	Romanian Leu	1,823,095	(16,827)
05/30/2014	Barclays Wholesale GTS	United States Dollar	1,152,902	Russian Ruble	41,780,600	(7,831)
05/30/2014	CSFB Global Foreign Exchange London	United States Dollar	742,773	Russian Ruble	26,754,671	(516)
05/30/2014	HSBC Bank PLC	United States Dollar	743,258	Russian Ruble	26,754,671	(31)
05/30/2014	HSBC Bank PLC	United States Dollar	319,933	Russian Ruble	11,526,373	(289)
05/30/2014	HSBC Bank PLC	United States Dollar	222,394	Turkish Lira	483,775	(4,859)
05/30/2014	HSBC Bank PLC	United States Dollar	541,998	Turkish Lira	1,179,009	(11,842)
06/03/2014	Chase Manhattan Bank London	Brazilian Real	11,982,084	United States Dollar	5,300,634	14,984
06/03/2014	Citibank London	Colombian Peso	1,337,026,800	United States Dollar	690,000	(1,907)
06/03/2014	Union Bank of Switzerland - London	United States Dollar	20,000	Brazilian Real	45,150	(30)
06/30/2014	Deutsche Bank London	Malaysian Ringgit	3,200,000	United States Dollar	971,375	6,087
06/30/2014	Union Bank of Switzerland - London	Malaysian Ringgit	3,200,000	United States Dollar	969,844	7,618
06/30/2014	BNP Paris	Thai Baht	23,676,455	United States Dollar	730,000	(345)
06/30/2014	Standard Chartered London	Thai Baht	20,325,988	United States Dollar	624,358	2,043
06/30/2014	Deutsche Bank London	Turkish Lira	1,219,075	United States Dollar	562,382	5,765
06/30/2014	Citibank London	United States Dollar	560,000	Thai Baht	18,126,640	1,378
07/30/2014	Merrill Lynch International	United States Dollar	843,570	South African Rand	9,116,290	(9,978)
07/31/2014	Barclays Wholesale GTS	Colombian Peso	71,696,197	United States Dollar	36,688	(5)
07/31/2014	CSFB Global Foreign Exchange London	Colombian Peso	243,382,555	United States Dollar	124,562	(37)
07/31/2014	Morgan Stanley & Co. International	Colombian Peso	303,597,445	United States Dollar	155,603	(270)
07/31/2014	HSBC Bank PLC	Hungarian Forint	20,043,900	United States Dollar	90,000	214
07/31/2014	Merrill Lynch International	Hungarian Forint	185,416,673	United States Dollar	827,882	6,645
07/31/2014	Barclays Wholesale GTS	Malaysian Ringgit	29,105	United States Dollar	8,936	(61)
07/31/2014	Union Bank of Switzerland - London	Malaysian Ringgit	100,000	United States Dollar	30,825	(334)
07/31/2014	Barclays Wholesale GTS	Mexican Peso	8,053,850	United States Dollar	610,325	632
07/31/2014	Deutsche Bank London	Mexican Peso	9,262,592	United States Dollar	702,734	(83)
07/31/2014	Union Bank of Switzerland - London	Mexican Peso	20,999,972	United States Dollar	1,595,864	(2,828)
07/31/2014	Barclays Wholesale GTS	Polish Zloty	9,890,266	United States Dollar	3,244,608	2,574
07/31/2014	Barclays Wholesale GTS	Polish Zloty	152,410	United States Dollar	50,000	39
07/31/2014	Barclays Wholesale GTS	Romanian Leu	418,665	United States Dollar	130,000	171
07/31/2014	Barclays Wholesale GTS	Russian Ruble	8,041,000	United States Dollar	220,000	(279)
07/31/2014	Barclays Wholesale GTS	Thai Baht	14,810,771	United States Dollar	455,997	(143)
07/31/2014	Goldman Sachs International Ltd. London	Thai Baht	9,100,000	United States Dollar	281,125	(1,040)
07/31/2014	HSBC Bank PLC	Thai Baht	8,900,000	United States Dollar	275,073	(1,145)
07/31/2014	Merrill Lynch International	Thai Baht	12,000,000	United States Dollar	369,231	111
07/31/2014	Deutsche Bank London	Turkish Lira	323,937	United States Dollar	148,513	1,210
07/31/2014	Goldman Sachs International Ltd. London	Turkish Lira	609,538	United States Dollar	277,551	4,176
07/31/2014	Merrill Lynch International	Turkish Lira	609,538	United States Dollar	277,517	4,211
07/31/2014	Deutsche Bank London	United States Dollar	79,561	Chilean Peso	45,215,061	227
07/31/2014	Union Bank of Switzerland - London	United States Dollar	287,371	Colombian Peso	558,563,691	1,586
07/31/2014	Barclays Wholesale GTS	United States Dollar	407,769	Czech Koruna	8,116,488	(2,594)
07/31/2014	Deutsche Bank London	United States Dollar	97,981	Peruvian Neuvo Sol	277,012	488
07/31/2014	Union Bank of Switzerland - London	United States Dollar	7,877	Romanian Leu	25,509	(54)
08/29/2014	Deutsche Bank London	United States Dollar	70,000	Turkish Lira	168,105	(7,156)
08/29/2014	Deutsche Bank London	United States Dollar	242,275	Turkish Lira	583,786	(25,666)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/10/2014	Deutsche Bank London	Peruvian Neuvo Sol	440,839	United States Dollar	150,534	$3,015
11/10/2014	Morgan Stanley & Co. International	Peruvian Neuvo Sol	380,209	United States Dollar	129,631	2,799
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	11,149,600	United States Dollar	1,810,000	(43,683)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	3,268,774	United States Dollar	523,548	(5,891)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	7,899,790	United States Dollar	1,267,821	(16,776)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,218,720	United States Dollar	1,080,000	62,521
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	8,846,915	United States Dollar	1,349,129	51,089
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	22,111	United States Dollar	3,374	126
04/13/2015	HSBC Bank PLC	United States Dollar	670,000	Chinese Offshore Yuan	4,330,210	(15,351)
04/13/2015	HSBC Bank PLC	United States Dollar	670,000	Chinese Offshore Yuan	4,343,945	(17,525)
04/13/2015	HSBC Bank PLC	United States Dollar	1,130,000	Chinese Offshore Yuan	7,413,591	(43,363)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,307,150	United States Dollar	1,113,895	42,070
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	1,413,570	United States Dollar	213,337	10,285
05/04/2015	Standard Chartered London	United States Dollar	1,340,000	Chinese Offshore Yuan	8,720,720	(39,587)
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	4,780,030	United States Dollar	719,234	35,835
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	125,800	United States Dollar	19,129	743
07/17/2015	Standard Chartered London	United States Dollar	740,000	Chinese Offshore Yuan	4,905,830	(34,941)
03/06/2017	HSBC Bank PLC	United States Dollar	1,810,000	Chinese Offshore Yuan	11,296,210	41,719
03/20/2017	Standard Chartered London	United States Dollar	1,267,821	Chinese Offshore Yuan	7,998,680	15,914
03/20/2017	Standard Chartered London	United States Dollar	523,548	Chinese Offshore Yuan	3,314,061	4,851

Total						$228,092

At April 30, 2014, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank Deposit Rate	12.303%	BRL	6,431,371	01/02/2017	$11,565	HSBC
Brazil CETIP Interbank Deposit Rate	12.490%	BRL	3,175,962	01/02/2017	11,735	HSBC
Brazil CETIP Interbank Deposit Rate	12.450%	BRL	10,513,108	01/02/2017	32,159	HSBC
Brazil CETIP Interbank Deposit Rate	12.280%	BRL	1,149,198	04/01/2021	4,791	HSBC
Brazil CETIP Interbank Deposit Rate	12.285%	BRL	1,462,989	01/02/2017	1,381	HSBC
Brazil CETIP Interbank Deposit Rate	12.390%	BRL	1,559,887	01/04/2021	(2,303)	HSBC
MYR-KLIBOR-BNM 3 Month	3.725%	MYR	1,300,000	04/09/2023	(22,014)	Barclays Capital
WIBOR Poland 6 Month	3.655%	PLN	1,800,000	02/26/2019	5,814	HSBC
WIBOR Poland 6 Month	3.865%	PLN	1,250,000	02/22/2023	1,364	HSBC
WIBOR Poland 6 Month	3.560%	PLN	800,000	04/01/2019	1,004	HSBC
WIBOR Poland 6 Month	3.570%	PLN	1,000,000	04/03/2019	1,382	HSBC
Johannesburg Interbank Agreed Rate 3 Month	6.580%	ZAR	15,200,000	11/07/2016	(12,392)	Barclays Capital
Johannesburg Interbank Agreed Rate 3 Month	6.695%	ZAR	7,838,000	01/14/2017	(7,156)	HSBC
Johannesburg Interbank Agreed Rate 3 Month	6.760%	ZAR	7,700,000	01/17/2017	(6,067)	Morgan Stanley

					21,263

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

At April 30, 2014, theAshmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount	Expiration Date	Unrealized Gain/(Loss)	Counterparty	Variation Margin Asset
3.250%	WIBOR Poland 6 Month	PLN 250,000	12/07/2017	$(85)	HSBC	$38,452

				$(85)		$38,452

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$55,181,538	$—	$55,181,538
Index Linked Government Bonds	—	4,164,158	—	4,164,158
Corporate Bonds	—	394,306	—	394,306
Fully Funded Total Return Swaps	—	348,342	—	348,342
Total Investments	$—	$60,088,344	$—	$60,088,344

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$586,861	$—	$586,861
Interest Rate Swap Contracts	—	71,195	—	71,195
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(358,769)	—	(358,769)
Interest Rate Swap Contracts	—	(49,932)	—	(49,932)
Centrally Cleared Swap Contracts	—	(85)	—	(85)
Total Other Financial Instruments	$—	$249,270	$—	$249,270

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$71,195
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	586,861	—
	$586,861	$71,195

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(49,932)
Unrealized Depreciation on Centrally Cleared Swap Contracts	—	(85)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(358,769)	—
	$(358,769)	$(50,017)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(202,056)	$—
Net Realized Loss on Options Contracts	—	(60,630)
Net Realized Loss on Interest Rate Swap Contracts	—	(259,305)
	$(202,056)	$(319,935)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$191,699	$—
Net Change in Unrealized Appreciation on Options Contracts	—	60,589
Net Change in Unrealized Appreciation on Interest Rate and Centrally Cleared Swap Contracts	—	151,401
	$191,699	$211,990

*	See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$63,835,538
Gross tax appreciation of investments	$802,500
Gross tax depreciation of investments	(4,549,694)
Net tax depreciation of investments	$(3,747,194)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $769,307)
Brazil Letras do Tesouro Nacional 10.330%, 01/01/2016(2)	BRL	800,000	$296,743	3.01
Brazil Letras do Tesouro Nacional 9.760%, 01/01/2017(2)	BRL	690,000	226,808	2.30
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	540,000	211,866	2.15
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	130,000	51,679	0.52
			787,096	7.98
Colombia (Cost $128,123)
Colombian TES 7.000%, 05/04/2022	COP	88,000,000	47,276	0.48
Colombian TES 10.000%, 07/24/2024	COP	56,000,000	36,476	0.37
Colombian TES 6.000%, 04/28/2028	COP	60,000,000	28,501	0.29
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	30,000,000	16,751	0.17
			129,004	1.31
Mexico (Cost $730,267)
Mexican Bonos 6.000%, 06/18/2015	MXN	3,980,000	311,655	3.16
Mexican Bonos 7.750%, 05/29/2031	MXN	600,000	49,397	0.50
Mexican Bonos 10.000%, 11/20/2036	MXN	300,000	29,881	0.30
Mexican Bonos 7.750%, 11/13/2042	MXN	300,000	24,132	0.25
Mexican Udibonos 5.000%, 06/16/2016	MXN	740,000	316,092	3.20
			731,157	7.41
Romania (Cost $258,882)
Romania Government Bond 5.850%, 07/28/2014	RON	320,000	100,725	1.02
Romania Government Bond 6.000%, 04/30/2015	RON	310,000	99,617	1.01
Romania Government Bond 5.800%, 10/26/2015	RON	90,000	29,104	0.30
Romania Government Bond 5.900%, 07/26/2017	RON	80,000	26,356	0.27
Romania Government Bond 5.600%, 11/28/2018	RON	30,000	9,902	0.10
			265,704	2.70
Russian Federation (Cost $162,139)
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	214,000	5,779	0.06
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	577,000	15,565	0.16
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	1,192,000	30,237	0.31
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	1,197,000	30,912	0.31
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	1,243,000	29,996	0.30
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	1,831,000	42,329	0.43
			154,818	1.57
South Africa (Cost $166,408)
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	1,710,000	165,820	1.68
			165,820	1.68

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Uruguay (Cost $138,748)
Uruguay (Rep of) 5.000%, 09/14/2018(3)	UYU	50,000	$4,162	0.04
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	1,640,000	130,302	1.32
			134,464	1.36
Total Debt Securities (Cost $2,353,874)			2,368,063	24.01

Total Investments (Total Cost $2,353,874)			2,368,063	24.01

Other Assets Less Liabilities (See statements of Assets and Liabilities for further detail)			$7,496,359	75.99

Net Assets			$9,864,422	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At April 30, 2014, the Ashmore Emerging Markets Currency Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/02/2014	Northern Trust Co. London	Brazilian Real	115,719	United States Dollar	51,913	$(15)
05/05/2014	Chase Manhattan Bank London	Brazilian Real	194,989	United States Dollar	86,990	317
05/05/2014	Goldman Sachs Intl Ltd. London	Brazilian Real	382,838	United States Dollar	162,488	8,930
05/05/2014	Santander UK PLC	Brazilian Real	232,805	United States Dollar	100,000	4,240
05/05/2014	Standard Chartered London	Brazilian Real	275,220	United States Dollar	120,000	3,231
05/05/2014	Citibank London	United States Dollar	135,786	Brazilian Real	310,719	(3,340)
05/05/2014	Union Bank of Switzerland - London	United States Dollar	297,100	Brazilian Real	659,413	1,844
05/05/2014	Union Bank of Switzerland - London	United States Dollar	51,834	Brazilian Real	115,719	20
05/08/2014	Morgan Stanley & Co. International	Colombian Peso	117,210,000	United States Dollar	60,000	477
05/08/2014	CSFB Global Foreign Exchange London	United States Dollar	26,911	Colombian Peso	52,153,404	1
05/08/2014	Morgan Stanley & Co. International	United States Dollar	33,621	Colombian Peso	65,056,596	54
05/28/2014	Deutsche Bank London	United States Dollar	1,023,675	Polish Zloty	3,109,332	(1,408)
05/30/2014	Barclays Wholesale GTS	Czech Koruna	17,174,958	United States Dollar	863,723	4,300
05/30/2014	HSBC Bank PLC	Indian Rupee	26,000,000	United States Dollar	426,789	2,573
05/30/2014	Union Bank of Switzerland - London	Indian Rupee	20,039,229	United States Dollar	328,297	2,629
05/30/2014	HSBC Bank PLC	Indonesian Rupiah	3,218,586,838	United States Dollar	279,707	(1,763)
05/30/2014	Chase Manhattan Bank London	Korean Won	259,840,033	United States Dollar	248,929	2,403
05/30/2014	Union Bank of Switzerland - London	Korean Won	247,848,000	United States Dollar	240,000	(267)
05/30/2014	Barclays Wholesale GTS	Malaysian Ringgit	65,830	United States Dollar	20,009	138
05/30/2014	Barclays Wholesale GTS	Malaysian Ringgit	32,715	United States Dollar	10,000	12
05/30/2014	Citibank London	Mexican Peso	3,748,427	United States Dollar	279,566	6,232
05/30/2014	HSBC Bank PLC	Mexican Peso	6,219,176	United States Dollar	464,235	9,944
05/30/2014	Morgan Stanley & Co. International	Philippine Peso	5,400,000	United States Dollar	121,267	109
05/30/2014	Standard Chartered London	Philippine Peso	4,379,259	United States Dollar	96,311	2,121
05/30/2014	Barclays Wholesale GTS	Romanian Leu	774,054	United States Dollar	234,420	7,145
05/30/2014	Barclays Wholesale GTS	Russian Ruble	41,681,038	United States Dollar	1,149,933	8,035
05/30/2014	Barclays Wholesale GTS	Russian Ruble	4,795,821	United States Dollar	130,000	3,236

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/30/2014	CSFB Global Foreign Exchange London	Russian Ruble	4,432,505	United States Dollar	120,000	$3,142
05/30/2014	Merrill Lynch International	Taiwan Dollar	9,100,000	United States Dollar	303,617	(1,943)
05/30/2014	Union Bank of Switzerland - London	Taiwan Dollar	9,304,942	United States Dollar	310,403	(1,935)
05/30/2014	Goldman Sachs Intl Ltd. London	Thai Baht	600,000	United States Dollar	18,476	41
05/30/2014	Merrill Lynch International	Thai Baht	500,000	United States Dollar	15,361	69
05/30/2014	Chase Manhattan Bank London	Turkish Lira	152,565	United States Dollar	70,000	1,667
05/30/2014	Citibank London	Turkish Lira	111,705	United States Dollar	50,000	2,473
05/30/2014	Citibank London	Turkish Lira	89,340	United States Dollar	40,000	1,967
05/30/2014	HSBC Bank PLC	Turkish Lira	134,625	United States Dollar	60,000	3,240
05/30/2014	Barclays Wholesale GTS	United States Dollar	28,757	Hungarian Forint	6,499,754	(591)
05/30/2014	Barclays Wholesale GTS	United States Dollar	437,059	Russian Ruble	15,838,784	(2,969)
05/30/2014	CSFB Global Foreign Exchange London	United States Dollar	36,612	Russian Ruble	1,318,750	(25)
05/30/2014	HSBC Bank PLC	United States Dollar	36,636	Russian Ruble	1,318,750	(1)
06/03/2014	Citibank London	Colombian Peso	174,394,800	United States Dollar	90,000	(249)
06/03/2014	Chase Manhattan Bank London	United States Dollar	86,259	Brazilian Real	194,989	(244)
06/03/2014	Union Bank of Switzerland - London	United States Dollar	30,000	Brazilian Real	67,725	(45)
06/30/2014	Merrill Lynch International	Chinese Yuan Renminbi	6,097,129	United States Dollar	984,838	(384)
06/30/2014	Deutsche Bank London	Malaysian Ringgit	213,825	United States Dollar	64,908	407
06/30/2014	Union Bank of Switzerland - London	Malaysian Ringgit	300,000	United States Dollar	90,923	714
06/30/2014	HSBC Bank PLC	Russian Ruble	1,436,300	United States Dollar	40,000	(437)
06/30/2014	Barclays Wholesale GTS	Singapore Dollar	1,018,074	United States Dollar	814,329	(2,266)
06/30/2014	BNP Paris	Thai Baht	3,243,350	United States Dollar	100,000	(47)
06/30/2014	Standard Chartered London	Thai Baht	1,354,079	United States Dollar	41,594	136
06/30/2014	Deutsche Bank London	Turkish Lira	243,460	United States Dollar	112,313	1,151
07/30/2014	Merrill Lynch International	South African Rand	1,064,967	United States Dollar	98,546	1,166
07/31/2014	Standard Chartered London	Chilean Peso	78,133,027	United States Dollar	137,389	(298)
07/31/2014	CSFB Global Foreign Exchange London	Colombian Peso	52,153,404	United States Dollar	26,692	(8)
07/31/2014	Morgan Stanley & Co. International	Colombian Peso	65,056,596	United States Dollar	33,344	(58)
07/31/2014	Union Bank of Switzerland - London	Colombian Peso	202,276,606	United States Dollar	104,068	(574)
07/31/2014	HSBC Bank PLC	Hungarian Forint	2,227,100	United States Dollar	10,000	24
07/31/2014	Merrill Lynch International	Hungarian Forint	51,476,897	United States Dollar	229,843	1,845
07/31/2014	Merrill Lynch International	Israeli Shekel	500,215	United States Dollar	143,481	971
07/31/2014	Barclays Wholesale GTS	Malaysian Ringgit	399,535	United States Dollar	122,666	(841)
07/31/2014	Union Bank of Switzerland - London	Malaysian Ringgit	400,000	United States Dollar	123,301	(1,335)
07/31/2014	Barclays Wholesale GTS	Polish Zloty	4,335,211	United States Dollar	1,422,213	1,128
07/31/2014	Barclays Wholesale GTS	Russian Ruble	1,096,500	United States Dollar	30,000	(38)
07/31/2014	Barclays Wholesale GTS	Thai Baht	4,206,884	United States Dollar	129,522	(41)
07/31/2014	Goldman Sachs Intl Ltd. London	Thai Baht	2,600,000	United States Dollar	80,321	(297)
07/31/2014	HSBC Bank PLC	Thai Baht	2,600,000	United States Dollar	80,359	(334)
07/31/2014	Merrill Lynch International	Thai Baht	3,400,000	United States Dollar	104,615	32
07/31/2014	Goldman Sachs Intl Ltd. London	Turkish Lira	121,730	United States Dollar	55,429	834
07/31/2014	Merrill Lynch International	Turkish Lira	121,730	United States Dollar	55,423	841
07/31/2014	Barclays Wholesale GTS	United States Dollar	30,377	Colombian Peso	59,361,930	4
07/31/2014	Barclays Wholesale GTS	United States Dollar	548,856	Czech Koruna	10,924,754	(3,492)
07/31/2014	Barclays Wholesale GTS	United States Dollar	56,211	Mexican Peso	741,766	(58)
07/31/2014	Deutsche Bank London	United States Dollar	64,722	Mexican Peso	853,092	8
07/31/2014	Union Bank of Switzerland - London	United States Dollar	146,980	Mexican Peso	1,934,114	260
07/31/2014	Barclays Wholesale GTS	United States Dollar	10,000	Polish Zloty	30,482	(8)
07/31/2014	Union Bank of Switzerland - London	United States Dollar	383,160	Romanian Leu	1,240,788	(2,625)
08/29/2014	Deutsche Bank London	United States Dollar	64,194	Turkish Lira	154,681	(6,801)
11/10/2014	Merrill Lynch International	Peruvian Neuvo Sol	235,811	United States Dollar	80,647	1,489
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	1,490,720	United States Dollar	242,000	(5,840)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	440,904	United States Dollar	70,618	(795)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	1,065,552	United States Dollar	171,008	(2,263)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,419,240	United States Dollar	1,110,000	64,257
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,116,635	United States Dollar	1,085,266	41,097
04/13/2015	HSBC Bank PLC	United States Dollar	1,328	Chinese Offshore Yuan	8,705	(50)
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,813,170	(13,518)
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,825,265	(15,432)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
04/13/2015	HSBC Bank PLC	United States Dollar	1,050,000	Chinese Offshore Yuan	6,888,735	$(40,293)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,614,360	United States Dollar	1,160,726	43,839
05/04/2015	Standard Chartered London	United States Dollar	1,170,000	Chinese Offshore Yuan	7,614,360	(34,565)
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	7,141,600	United States Dollar	1,074,571	53,539
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	1,410,455	United States Dollar	214,469	8,331
07/17/2015	Standard Chartered London	United States Dollar	1,290,000	Chinese Offshore Yuan	8,552,055	(60,910)
03/06/2017	HSBC Bank PLC	United States Dollar	242,000	Chinese Offshore Yuan	1,510,322	5,578
03/20/2017	Standard Chartered London	United States Dollar	171,008	Chinese Offshore Yuan	1,078,891	2,147
03/20/2017	Standard Chartered London	United States Dollar	70,618	Chinese Offshore Yuan	447,012	654

Total						$102,639

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$1,900,757	$—	$1,900,757
Index Linked Government Bonds	—	450,555	—	450,555
Corporate Bonds	—	16,751	—	16,751
Total Investments	$—	$2,368,063	$—	$2,368,063
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$311,042	$—	$311,042
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(208,403)	—	(208,403)
Total Other Financial Instruments	$—	$102,639	$—	$102,639

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 311,042
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(208,403)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(694,897)	$—
Net Realized Loss on Options Contracts	—	(36,378)
	$(694,897)	$(36,378)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$293,240	$—
Net Change in Unrealized Appreciation on Options Contracts	—	36,353
	$293,240	$36,353

*	See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$2,353,874
Gross tax appreciation of investments	$31,114
Gross tax depreciation of investments	(16,925)
Net tax appreciation of investments	$14,189

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $102,288)
Argentina (Rep of) 8.750%, 06/02/2017		14,000	$13,090	0.25
Argentina (Rep of) 8.280%, 12/31/2033		35,141	28,051	0.52
Argentina Boden Bonds 7.000%, 10/03/2015		70,000	67,876	1.26
			109,017	2.03
Azerbaijan (Cost $52,674)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		50,000	52,880	0.98
			52,880	0.98
Belarus (Cost $100,490)
Belarus (Rep of) 8.750%, 08/03/2015		70,000	70,293	1.31
Belarus (Rep of) 8.950%, 01/26/2018		30,000	30,274	0.56
			100,567	1.87
Bolivia (Cost $59,493)
Bolivian (Rep of) 4.875%, 10/29/2022		60,000	59,775	1.11
			59,775	1.11
Brazil (Cost $424,316)
Brazil (Fed Rep of) 4.875%, 01/22/2021		50,000	54,000	1.01
Brazil (Fed Rep of) 4.250%, 01/07/2025		56,000	55,580	1.03
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	130,000	52,270	0.97
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	130,000	51,007	0.95
Marfrig Holding Europe B.V. 9.875%, 07/24/2017		200,000	210,000	3.91
			422,857	7.87
Chile (Cost $72,476)
Empresa Nacional del Petroleo 5.250%, 08/10/2020		70,000	74,520	1.39
			74,520	1.39
China (Cost $299,109)
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		200,000	183,000	3.41
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	104,415	1.94
			287,415	5.35
Colombia (Cost $251,538)
Colombia (Rep of) 7.375%, 03/18/2019		100,000	121,250	2.26
Colombia (Rep of) 11.750%, 02/25/2020		20,000	28,925	0.54
Colombia (Rep of) 8.125%, 05/21/2024		10,000	13,200	0.25
Colombian TES 10.000%, 07/24/2024	COP	77,000,000	50,154	0.93
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	8,000,000	4,467	0.08
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	34,000,000	16,268	0.30
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	30,000,000	16,475	0.31
			250,739	4.67
Costa Rica (Cost $58,186)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	53,100	0.99
			53,100	0.99
Croatia (Cost $135,854)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	130,800	2.43
			130,800	2.43
Dominican Republic (Cost $61,436)
Dominican (Rep of) 5.875%, 04/18/2024		60,000	59,700	1.11
			59,700	1.11

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Egypt (Cost $36,786)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	$40,900	0.76
			40,900	0.76
El Salvador (Cost $30,583)
El Salvador (Rep of) 5.875%, 01/30/2025		30,000	29,100	0.54
			29,100	0.54
Georgia (Cost $31,947)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	32,550	0.61
			32,550	0.61
Hungary (Cost $218,429)
Hungary (Rep of) 4.750%, 02/03/2015		7,000	7,118	0.13
Hungary (Rep of) 4.125%, 02/19/2018		28,000	28,840	0.54
Hungary (Rep of) 6.250%, 01/29/2020		30,000	33,195	0.62
Hungary (Rep of) 5.375%, 02/21/2023		50,000	52,188	0.97
Hungary (Rep of) 5.750%, 11/22/2023		40,000	42,600	0.79
Hungary (Rep of) 5.375%, 03/25/2024		18,000	18,652	0.35
Hungary (Rep of) 7.625%, 03/29/2041		38,000	45,505	0.85
			228,098	4.25
Indonesia (Cost $132,936)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	34,125	0.63
Indonesia (Rep of) 5.875%, 03/13/2020		60,000	65,700	1.22
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	36,338	0.68
			136,163	2.53
Iraq (Cost $57,207)
Iraq (Rep of) 5.800%, 01/15/2028		70,000	62,475	1.16
			62,475	1.16
Ivory Coast (Cost $113,207)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		130,000	122,226	2.28
			122,226	2.28
Jamaica (Cost $212,166)
Digicel Group Ltd. 8.875%, 01/15/2015		200,000	213,000	3.96
			213,000	3.96
Kazakhstan (Cost $212,601)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	58,203	1.08
KazMunayGas National Co. JSC 7.000%, 05/05/2020		70,000	78,663	1.47
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	66,062	1.23
			202,928	3.78
Latvia (Cost $28,597)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	28,980	0.54
			28,980	0.54
Lebanon (Cost $146,245)
Lebanon (Rep of) 4.100%, 06/12/2015		26,000	26,129	0.49
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	10,020	0.19
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	9,925	0.18
Lebanon (Rep of) 6.375%, 03/09/2020		10,000	10,288	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		14,000	15,750	0.29
Lebanon (Rep of) 6.100%, 10/04/2022		25,000	24,695	0.46
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	9,662	0.18
Lebanon (Rep of) 6.600%, 11/27/2026		40,000	39,700	0.74
			146,169	2.72
Lithuania (Cost $156,978)
Lithuania (Rep of) 5.125%, 09/14/2017		30,000	32,812	0.61

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Lithuania - (continued)
Lithuania (Rep of) 7.375%, 02/11/2020		100,000	$121,000	2.25
			153,812	2.86
Malaysia (Cost $69,370)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	65,071	1.21
			65,071	1.21
Mexico (Cost $456,170)
Cemex Finance LLC 9.375%, 10/12/2022		200,000	230,500	4.29
Mexican Bonos 7.750%, 05/29/2031	MXN	630,000	51,867	0.97
Mexico (Rep of) 5.950%, 03/19/2019		10,000	11,613	0.22
Mexico (Rep of) 6.750%, 09/27/2034		39,000	48,555	0.90
Mexico (Rep of) 4.750%, 03/08/2044		14,000	13,510	0.25
Mexico (Rep of) 5.750%, 10/12/2110		16,000	16,040	0.30
Petroleos Mexicanos 5.750%, 03/01/2018		20,000	22,225	0.41
Petroleos Mexicanos 8.000%, 05/03/2019		20,000	24,425	0.45
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	11,262	0.21
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	17,760	0.33
			447,757	8.33
Morocco (Cost $46,154)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	48,062	0.90
			48,062	0.90
Panama (Cost $46,704)
Panama (Rep of) 8.875%, 09/30/2027		10,000	14,050	0.26
Panama (Rep of) 9.375%, 04/01/2029		10,000	14,425	0.27
Panama (Rep of) 6.700%, 01/26/2036		15,000	18,019	0.34
			46,494	0.87
Peru (Cost $99,797)
Peru (Rep of) 7.125%, 03/30/2019		20,000	24,350	0.45
Peru (Rep of) 8.750%, 11/21/2033		44,000	66,110	1.23
			90,460	1.68
Philippines (Cost $161,660)
Philippine (Rep of) 4.000%, 01/15/2021		50,000	52,625	0.98
Philippine (Rep of) 10.625%, 03/16/2025		15,000	23,475	0.44
Philippine (Rep of) 9.500%, 02/02/2030		54,000	84,442	1.57
			160,542	2.99
Poland (Cost $55,559)
Poland (Rep of) 6.375%, 07/15/2019		20,000	23,540	0.44
Poland (Rep of) 5.000%, 03/23/2022		20,000	21,775	0.41
Poland (Rep of) 3.000%, 03/17/2023		10,000	9,380	0.17
			54,695	1.02
Romania (Cost $117,564)
Romania (Rep of) 6.750%, 02/07/2022		40,000	47,350	0.88
Romania (Rep of) 4.375%, 08/22/2023		50,000	50,625	0.94
Romania (Rep of) 6.125%, 01/22/2044		20,000	21,925	0.41
			119,900	2.23
Russian Federation (Cost $306,401)
Russian Foreign Bond - Eurobond, FRN 7.500%, 03/31/2030		82,200	91,653	1.71
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	98,125	1.83
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	97,000	1.80
			286,778	5.34

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Senegal (Cost $32,754)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	$33,900	0.63
			33,900	0.63
Serbia (Cost $52,768)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	55,563	1.03
			55,563	1.03
South Africa (Cost $85,546)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	87,000	1.62
			87,000	1.62
Sri Lanka (Cost $40,530)
Bank of Ceylon 6.875%, 05/03/2017		40,000	41,800	0.78
			41,800	0.78
Turkey (Cost $212,201)
Turkey (Rep of) 6.750%, 04/03/2018		50,000	56,075	1.04
Turkey (Rep of) 5.625%, 03/30/2021		40,000	43,000	0.80
Turkey (Rep of) 7.375%, 02/05/2025		10,000	11,865	0.22
Turkey (Rep of) 8.000%, 02/14/2034		20,000	25,616	0.48
Turkey (Rep of) 6.750%, 05/30/2040		30,000	33,900	0.63
Turkey (Rep of) 6.000%, 01/14/2041		40,000	41,380	0.77
			211,836	3.94
Ukraine (Cost $478,365)
MHP S.A. 8.250%, 04/02/2020		200,000	164,000	3.05
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		100,000	90,375	1.68
Ukraine (Rep of) 9.250%, 07/24/2017		70,000	63,000	1.17
Ukraine (Rep of) 7.950%, 02/23/2021		130,000	110,338	2.06
			427,713	7.96
United Arab Emirates (Cost $349,696)
DP World Ltd. 6.850%, 07/02/2037		100,000	108,750	2.03
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	50,000	88,261	1.64
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		130,000	162,344	3.02
			359,355	6.69
Uruguay (Cost $70,260)
Uruguay (Rep of) 4.500%, 08/14/2024		12,503	12,894	0.24
Uruguay (Rep of) 7.875%, 01/15/2033		22,000	29,067	0.54
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	20,980	0.39
			62,941	1.17
Venezuela (Cost $329,273)
Petroleos de Venezuela S.A. 4.900%, 10/28/2014		53,304	51,652	0.96
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		10,000	8,050	0.15
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	14,550	0.27
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	6,990	0.13
Venezuela (Rep of) 8.500%, 10/08/2014		22,000	21,890	0.41
Venezuela (Rep of) 5.750%, 02/26/2016		10,000	9,075	0.17
Venezuela (Rep of) 7.750%, 10/13/2019		20,000	16,300	0.30
Venezuela (Rep of) 6.000%, 12/09/2020		10,000	7,212	0.14
Venezuela (Rep of) 12.750%, 08/23/2022		12,000	11,895	0.22
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	17,189	0.32
Venezuela (Rep of) 8.250%, 10/13/2024		15,000	11,550	0.22
Venezuela (Rep of) 7.650%, 04/21/2025		6,000	4,440	0.08
Venezuela (Rep of) 11.750%, 10/21/2026		76,700	71,139	1.33
Venezuela (Rep of) 9.250%, 09/15/2027		19,000	15,722	0.29
Venezuela (Rep of) 9.250%, 05/07/2028		15,000	11,925	0.22

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 11.950%, 08/05/2031		75,100	$69,468	1.29
			349,047	6.50
Vietnam (Cost $53,988)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	56,375	1.05
			56,375	1.05
Total Debt Securities (Cost $6,060,302)			6,003,060	111.73

Total Investments (Total Cost $6,060,302)			6,003,060	111.73

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(630,446)	(11.73)

Net Assets			$5,372,614	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At April 30, 2014, the Ashmore Emerging Markets Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
07/15/2014	Barclays Wholesale GTS	United States Dollar	88,931	British Pound	53,013	$(522)
07/31/2014	Goldman Sachs Intl Ltd. London	Colombian Peso	48,502,788	United States Dollar	24,835	(19)
07/31/2014	Barclays Wholesale GTS	Mexican Peso	2,396	United States Dollar	182	—
07/31/2014	Deutsche Bank London	Mexican Peso	2,755	United States Dollar	209	—
07/31/2014	Barclays Wholesale GTS	United States Dollar	3,955	Colombian Peso	7,727,922	1
07/31/2014	Barclays Wholesale GTS	United States Dollar	4,586	Colombian Peso	8,981,113	(9)
07/31/2014	Barclays Wholesale GTS	United States Dollar	16,234	Colombian Peso	31,793,753	(33)

Total						$(582)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$2,241,968	$—	$2,241,968
Government Agencies	—	22,225	—	22,225
Government Bonds	—	3,576,523	—	3,576,523
Municipal/Provincial Bonds	—	162,344	—	162,344
Total Investments	$—	$6,003,060	$—	$6,003,060

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$1	$—	$1
Liablities:
Forward Foreign Currency Exchange Contracts	—	(583)	—	(583)
Total Other Financial Instruments	$—	$(582)	$—	$(582)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 1

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(583)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND(A)

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Month Period Ended April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$334

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(582)

*	See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,111,233
Gross tax appreciation of investments	$84,230
Gross tax depreciation of investments	(192,403)
Net tax depreciation of investments	$(108,173)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

(A)	Formerly known as the Ashmore Emerging Markets Sovereign Debt Fund. See Note 1 to the Financial Statements

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $10,567,550)
Argentina Boden Bonds 7.000%, 10/03/2015		3,911,000	$3,792,276	0.52
Argentine (Rep of) 8.750%, 06/02/2017		706,000	660,110	0.09
Argentine (Rep of) 8.280%, 12/31/2033		1,427,535	1,140,498	0.16
WPE International Cooperatief UA 10.375%, 09/30/2020		5,900,000	3,731,750	0.51
			9,324,634	1.28
Azerbaijan (Cost $2,366,979)
Azerbaijan (Rep of) 4.750%, 03/18/2024(2)		640,000	644,928	0.09
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		910,000	962,416	0.13
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		820,000	790,685	0.11
			2,398,029	0.33
Barbados (Cost $1,200,000)
Columbus International, Inc. 7.375%, 03/30/2021(2)		1,200,000	1,254,000	0.17
			1,254,000	0.17
Belarus (Cost $4,099,747)
Belarus (Rep of) 8.750%, 08/03/2015		2,090,000	2,098,736	0.29
Belarus (Rep of) 8.950%, 01/26/2018		2,004,000	2,022,337	0.27
			4,121,073	0.56
Bolivia (Cost $1,240,967)
Bolivian (Rep of) 4.875%, 10/29/2022		690,000	687,412	0.10
Bolivian (Rep of) 5.950%, 08/22/2023		570,000	599,925	0.08
			1,287,337	0.18
Brazil (Cost $54,621,298)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		1,370,000	1,534,400	0.21
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		740,000	790,875	0.11
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/2023		200,000	208,500	0.03
Banco Santander Brasil S.A. 8.000%, 03/18/2016	BRL	300,000	123,713	0.02
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	8,700,000	4,407,788	0.60
Brazil (Fed Rep of) 6.000%, 01/17/2017		423,000	470,588	0.06
Brazil (Fed Rep of) 4.875%, 01/22/2021		1,202,000	1,298,160	0.18
Brazil (Fed Rep of) 2.625%, 01/05/2023		970,000	880,275	0.12
Brazil (Fed Rep of) 8.500%, 01/05/2024	BRL	419,000	181,336	0.02
Brazil (Fed Rep of) 8.875%, 04/15/2024		180,000	247,500	0.03
Brazil (Fed Rep of) 4.250%, 01/07/2025		2,031,000	2,015,768	0.28
Brazil (Fed Rep of) 5.625%, 01/07/2041		274,000	284,275	0.04
Brazil Letras do Tesouro Nacional 9.520%, 01/01/2017(3)	BRL	45,580,000	14,982,477	2.05
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2023	BRL	30,230,000	11,860,697	1.62
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2025	BRL	6,420,000	2,552,132	0.35
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	1,900,000	747,730	0.10
Marfrig Holding Europe B.V. 9.875%, 07/24/2017		1,400,000	1,470,000	0.20
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		2,850,000	2,864,250	0.39
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,500,000	1,526,250	0.21
Minerva Luxembourg S.A. 12.250%, 02/10/2022(4)		1,400,000	1,589,000	0.22
Minerva Luxembourg S.A. 7.750%, 01/31/2023		2,668,000	2,744,705	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
Oi S.A. 9.750%, 09/15/2016	BRL	1,000,000	$409,239	0.06
OSX 3 Leasing B.V. 9.250%, 03/20/2015(2)(5)		1,100,000	1,196,250	0.16
			54,385,908	7.44
Chile (Cost $8,323,495)
Automotores Gildemeister S.A. 6.750%, 01/15/2023		2,100,000	1,344,000	0.18
Banco del Estado de Chile 4.125%, 10/07/2020		760,000	784,412	0.11
Banco del Estado de Chile 3.875%, 02/08/2022		400,000	399,909	0.05
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	94,642	0.01
Chile (Rep of) 5.500%, 08/05/2020	CLP	280,000,000	506,750	0.07
Chile (Rep of) 3.250%, 09/14/2021		400,000	406,000	0.06
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		700,000	842,696	0.12
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		600,000	614,591	0.08
Empresa Nacional del Petroleo 5.250%, 08/10/2020		60,000	63,874	0.01
Inversiones Alsacia S.A. 8.000%, 08/18/2018		523,944	345,803	0.05
VTR Finance B.V. 6.875%, 01/15/2024		2,100,000	2,188,391	0.30
			7,591,068	1.04
China (Cost $43,375,653)
Central China Real Estate Ltd. 6.500%, 06/04/2018		2,500,000	2,319,298	0.32
Central China Real Estate Ltd. 8.000%, 01/28/2020		1,527,000	1,430,558	0.19
China SCE Property Holdings Ltd. 10.500%, 01/14/2016	CNY	5,000,000	817,226	0.11
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		1,950,000	2,020,688	0.28
China Shanshui Cement Group Ltd. 6.500%, 07/22/2014	CNY	3,000,000	480,738	0.07
China Shanshui Cement Group Ltd. 8.500%, 05/25/2016		300,000	310,500	0.04
China Shanshui Cement Group Ltd. 10.500%, 04/27/2017		3,300,000	3,551,625	0.49
CIFI Holdings Group Co. Ltd. 8.875%, 01/27/2019		900,000	850,140	0.12
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		1,808,000	1,957,160	0.27
Country Garden Holdings Co. Ltd. 7.250%, 04/04/2021		3,450,000	3,191,250	0.44
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		3,106,000	2,841,990	0.39
Emerald Plantation Holdings Ltd. 6.000%, 01/30/2020(4)(6)		320,009	268,408	0.04
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		1,704,000	1,767,900	0.24
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(4)(6)		1,601,286	1,601,286	0.22
Gemdale International Holding Ltd. 9.150%, 07/26/2015	CNY	4,750,000	790,948	0.11
Hidili Industry International Development Ltd. 8.625%, 11/04/2015		1,300,000	663,000	0.09
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018		1,650,000	1,598,437	0.22
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		600,000	588,000	0.08
Lafarge Shui on Cement Ltd. 9.000%, 11/14/2014	CNY	2,750,000	452,488	0.06
MIE Holdings Corp. 9.750%, 05/12/2016		1,000,000	1,046,250	0.14
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		2,767,000	2,889,171	0.39
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,110,000	1,213,292	0.17
Sino-Forest Corp. 5.000%, 08/01/2013(7)		276,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(7)		256,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(7)		704,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(7)		628,000	—	—
Sunac China Holdings Ltd. 12.500%, 10/16/2017		800,000	867,000	0.12
Sunac China Holdings Ltd. 9.375%, 04/05/2018		3,375,000	3,311,719	0.45
Trillion Chance Ltd. 8.500%, 01/10/2019		2,200,000	2,145,000	0.29
Yanlord Land Group Ltd. 9.500%, 05/04/2017		725,000	755,813	0.10
Yanlord Land Group Ltd. 10.625%, 03/29/2018		575,000	617,406	0.08
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,000,000	1,016,250	0.14
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		900,000	835,875	0.11
			42,199,416	5.77

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Colombia (Cost $22,771,276)
Colombia (Rep of) 12.000%, 10/22/2015	COP	1,447,000,000	$822,737	0.11
Colombia (Rep of) 7.375%, 01/27/2017		553,000	635,259	0.09
Colombia (Rep of) 7.375%, 03/18/2019		2,170,000	2,631,125	0.36
Colombia (Rep of) 11.750%, 02/25/2020		355,000	513,419	0.07
Colombia (Rep of) 7.750%, 04/14/2021	COP	2,659,000,000	1,547,144	0.21
Colombia (Rep of) 4.000%, 02/26/2024		530,000	534,505	0.07
Colombia (Rep of) 8.125%, 05/21/2024		368,000	485,760	0.07
Colombia (Rep of) 9.850%, 06/28/2027	COP	823,000,000	554,722	0.08
Colombia (Rep of) 7.375%, 09/18/2037		2,016,000	2,635,920	0.36
Colombia (Rep of) 6.125%, 01/18/2041		1,092,000	1,244,880	0.17
Colombian TES 7.000%, 05/04/2022	COP	6,318,000,000	3,394,232	0.46
Colombian TES 10.000%, 07/24/2024	COP	3,965,000,000	2,582,607	0.35
Colombian TES 7.500%, 08/26/2026	COP	2,858,000,000	1,522,407	0.21
Colombian TES 6.000%, 04/28/2028	COP	2,410,000,000	1,144,783	0.16
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	818,000,000	456,736	0.06
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	677,519	0.09
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	1,306,000,000	717,210	0.10
Millicom International Cellular S.A. 6.625%, 10/15/2021		200,000	208,500	0.03
			22,309,465	3.05
Costa Rica (Cost $3,421,125)
Costa Rica (Rep of) 4.250%, 01/26/2023		1,975,000	1,812,063	0.25
Costa Rica (Rep of) 4.375%, 04/30/2025		450,000	398,250	0.05
Costa Rica (Rep of) 5.625%, 04/30/2043		420,000	355,950	0.05
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	209,500	0.03
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		680,000	565,250	0.08
			3,341,013	0.46
Croatia (Cost $4,167,102)
Croatia (Rep of) 6.250%, 04/27/2017		560,000	601,300	0.08
Croatia (Rep of) 6.750%, 11/05/2019		900,000	986,625	0.13
Croatia (Rep of) 6.625%, 07/14/2020		1,865,000	2,032,850	0.28
Croatia (Rep of) 6.375%, 03/24/2021		581,000	624,575	0.09
			4,245,350	0.58
Czech Republic (Cost $2,278,538)
New World Resources N.V. 7.875%, 05/01/2018(4)	EUR	2,289,000	1,937,143	0.26
			1,937,143	0.26
Dominican Republic (Cost $3,605,714)
Dominican (Rep of) 7.500%, 05/06/2021		1,153,000	1,279,830	0.18
Dominican (Rep of) 6.600%, 01/28/2024		350,000	361,375	0.05
Dominican (Rep of) 5.875%, 04/18/2024		1,250,000	1,243,750	0.17
Dominican (Rep of) 7.450%, 04/30/2044(2)		740,000	757,050	0.10
			3,642,005	0.50
Ecuador (Cost $315,516)
Ecuador (Rep of) 9.375%, 12/15/2015		310,000	331,313	0.04
			331,313	0.04
Egypt (Cost $1,448,322)
Egypt (Rep of) 5.750%, 04/29/2020		1,050,000	1,073,625	0.15
Egypt (Rep of) 6.875%, 04/30/2040		485,000	446,200	0.06
			1,519,825	0.21
El Salvador (Cost $3,689,726)
El Salvador (Rep of) 7.375%, 12/01/2019		720,000	801,000	0.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
El Salvador - (continued)
El Salvador (Rep of) 5.875%, 01/30/2025		410,000	$397,700	0.05
El Salvador (Rep of) 8.250%, 04/10/2032		265,000	294,150	0.04
El Salvador (Rep of) 7.650%, 06/15/2035		180,000	186,975	0.03
El Salvador (Rep of) 7.625%, 02/01/2041		880,000	908,600	0.12
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017		1,099,000	1,159,445	0.16
			3,747,870	0.51
Gabon (Cost $2,326,673)
Gabonese (Rep of) 6.375%, 12/12/2024		2,232,700	2,380,058	0.33
			2,380,058	0.33
Georgia (Cost $1,172,485)
Georgian Railway JSC 7.750%, 07/11/2022		1,100,000	1,193,500	0.16
			1,193,500	0.16
Ghana (Cost $419,300)
Ghana (Rep of) 7.875%, 08/07/2023		429,411	397,205	0.05
			397,205	0.05
Guatemala (Cost $3,140,471)
Comcel Trust 6.875%, 02/06/2024		2,200,000	2,301,750	0.32
Guatemala (Rep of) 4.875%, 02/13/2028		850,000	824,500	0.11
			3,126,250	0.43
Hong Kong (Cost $1,174,395)
CFG Investment SAC 9.750%, 07/30/2019(4)		1,246,000	1,219,522	0.17
			1,219,522	0.17
Hungary (Cost $22,745,491)
Hungary (Rep of) 4.750%, 02/03/2015		344,000	349,814	0.05
Hungary (Rep of) 7.750%, 08/24/2015	HUF	384,990,000	1,851,253	0.25
Hungary (Rep of) 5.500%, 12/22/2016	HUF	399,390,000	1,901,711	0.26
Hungary (Rep of) 6.750%, 11/24/2017	HUF	739,440,000	3,665,680	0.50
Hungary (Rep of) 4.125%, 02/19/2018		1,268,000	1,306,040	0.18
Hungary (Rep of) 6.500%, 06/24/2019	HUF	118,370,000	584,609	0.08
Hungary (Rep of) 6.250%, 01/29/2020		930,000	1,029,045	0.14
Hungary (Rep of) 7.000%, 06/24/2022	HUF	586,640,000	2,963,062	0.41
Hungary (Rep of) 5.375%, 02/21/2023		2,250,000	2,348,437	0.32
Hungary (Rep of) 5.750%, 11/22/2023		1,670,000	1,778,550	0.24
Hungary (Rep of) 6.000%, 11/24/2023	HUF	401,060,000	1,914,778	0.26
Hungary (Rep of) 5.375%, 03/25/2024		970,000	1,005,163	0.14
Hungary (Rep of) 7.625%, 03/29/2041		2,306,000	2,761,435	0.38
			23,459,577	3.21
India (Cost $1,010,968)
Export-Import Bank of India 4.000%, 08/07/2017		400,000	416,460	0.06
Export-Import Bank of India 4.000%, 01/14/2023		628,000	587,525	0.08
			1,003,985	0.14
Indonesia (Cost $21,966,919)
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,912,000	2,260,440	0.31
Indonesia (Rep of) 10.375%, 05/04/2014		100,000	100,000	0.01
Indonesia (Rep of) 6.875%, 01/17/2018		425,000	483,437	0.07
Indonesia (Rep of) 5.250%, 05/15/2018	IDR	10,000,000,000	797,042	0.11
Indonesia (Rep of) 11.625%, 03/04/2019		1,130,000	1,522,675	0.21
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	30,600,000,000	2,673,183	0.37
Indonesia (Rep of) 5.875%, 03/13/2020		364,000	398,580	0.05
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	32,830,000,000	2,900,648	0.40
Indonesia (Rep of) 6.125%, 05/15/2028	IDR	3,600,000,000	253,151	0.03
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	14,760,000,000	1,330,909	0.18
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	31,487,000,000	2,662,159	0.36
Indonesia (Rep of) 7.750%, 01/17/2038		290,000	351,262	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia Treasury Bill 5.600%, 10/09/2014(3)	IDR	5,371,000,000	$452,062	0.06
Majapahit Holding B.V. 7.750%, 10/17/2016		835,000	939,375	0.13
Majapahit Holding B.V. 8.000%, 08/07/2019		750,000	870,000	0.12
Majapahit Holding B.V. 7.750%, 01/20/2020		500,000	573,750	0.08
Pertamina Persero PT 6.000%, 05/03/2042		795,000	709,537	0.10
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		1,320,000	1,341,450	0.18
Perusahaan Penerbit SBSN Indonesia 6.125%, 03/15/2019		650,000	715,000	0.10
			21,334,660	2.92
Iraq (Cost $1,978,683)
Iraq (Rep of) 5.800%, 01/15/2028		2,320,000	2,070,600	0.28
			2,070,600	0.28
Israel (Cost $772,777)
Altice Financing S.A. 8.000%, 12/15/2019	EUR	550,000	839,347	0.11
			839,347	0.11
Ivory Coast (Cost $6,140,022)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		6,960,000	6,543,792	0.90
			6,543,792	0.90
Jamaica (Cost $7,941,129)
Digicel Group Ltd. 8.875%, 01/15/2015		6,060,000	6,453,900	0.88
Digicel Group Ltd. 7.125%, 04/01/2022(2)		200,000	201,000	0.03
Digicel Ltd. 6.000%, 04/15/2021		1,300,000	1,316,250	0.18
			7,971,150	1.09
Kazakhstan (Cost $18,221,354)
ATF Bank JSC 9.000%, 05/11/2016		700,000	712,635	0.10
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		1,850,000	1,678,875	0.23
Halyk Savings Bank of Kazakhstan JSC 7.250%, 05/03/2017		1,415,000	1,492,471	0.20
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		2,665,000	2,735,622	0.37
KazAgro National Management Holding JSC 4.625%, 05/24/2023		310,000	288,300	0.04
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		466,000	504,911	0.07
Kazakhstan Temir Zholy Finance BV 6.950%, 07/10/2042		871,000	889,387	0.12
Kazatomprom Natsionalnaya Atomnaya Kompaniya A.O. 6.250%, 05/20/2015		895,000	924,598	0.13
Kazkommertsbank JSC 8.500%, 05/11/2018		2,450,000	2,395,365	0.33
KazMunayGas National Co. JSC 11.750%, 01/23/2015		813,000	869,715	0.12
KazMunayGas National Co. JSC 9.125%, 07/02/2018		551,000	658,445	0.09
KazMunayGas National Co. JSC 7.000%, 05/05/2020		570,000	640,537	0.09
KazMunayGas National Co. JSC 4.400%, 04/30/2023		950,000	896,563	0.12
KazMunayGas National Co. JSC 5.750%, 04/30/2043		1,240,000	1,122,287	0.15
Nostrum Oil & Gas Finance B.V. 6.375%, 02/14/2019		400,000	400,000	0.06
Zhaikmunai LLP 7.125%, 11/13/2019		1,700,000	1,738,250	0.24
			17,947,961	2.46
Latvia (Cost $1,020,602)
Latvia (Rep of) 2.750%, 01/12/2020		1,050,000	1,014,300	0.14
			1,014,300	0.14
Lebanon (Cost $7,881,595)
Lebanon (Rep of) 4.100%, 06/12/2015		722,000	725,592	0.10
Lebanon (Rep of) 5.150%, 11/12/2018		520,000	521,040	0.07
Lebanon (Rep of) 5.450%, 11/28/2019		520,000	516,100	0.07
Lebanon (Rep of) 6.375%, 03/09/2020		1,334,000	1,372,352	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		562,000	632,250	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Lebanon - (continued)
Lebanon (Rep of) 6.100%, 10/04/2022		1,785,000	$1,763,223	0.24
Lebanon (Rep of) 6.000%, 01/27/2023		800,000	773,000	0.11
Lebanon (Rep of) 6.600%, 11/27/2026		1,574,000	1,562,195	0.21
			7,865,752	1.08
Lithuania (Cost $5,962,777)
Lithuania (Rep of) 5.125%, 09/14/2017		830,000	907,812	0.13
Lithuania (Rep of) 7.375%, 02/11/2020		1,890,000	2,286,900	0.31
Lithuania (Rep of) 6.125%, 03/09/2021		520,000	597,740	0.08
Lithuania (Rep of) 6.625%, 02/01/2022		1,891,000	2,250,290	0.31
			6,042,742	0.83
Malaysia (Cost $17,310,472)
Malaysia (Govt of) 4.262%, 09/15/2016	MYR	2,700,000	844,426	0.12
Malaysia (Govt of) 4.012%, 09/15/2017	MYR	5,800,000	1,803,016	0.25
Malaysia (Govt of) 3.314%, 10/31/2017	MYR	3,850,000	1,171,021	0.16
Malaysia (Govt of) 3.580%, 09/28/2018	MYR	6,300,000	1,925,861	0.26
Malaysia (Govt of) 3.654%, 10/31/2019	MYR	2,801,000	858,836	0.12
Malaysia (Govt of) 4.378%, 11/29/2019	MYR	3,949,000	1,249,316	0.17
Malaysia (Govt of) 3.492%, 03/31/2020	MYR	5,830,000	1,751,728	0.24
Malaysia (Govt of) 4.160%, 07/15/2021	MYR	4,610,000	1,430,057	0.20
Malaysia (Govt of) 4.048%, 09/30/2021	MYR	1,300,000	401,416	0.05
Malaysia (Govt of) 3.418%, 08/15/2022	MYR	5,668,000	1,667,183	0.23
Malaysia (Govt of) 3.480%, 03/15/2023	MYR	2,380,000	698,250	0.10
Malaysia (Govt of) 4.392%, 04/15/2026	MYR	1,390,000	430,171	0.06
Malaysia (Govt of) 3.502%, 05/31/2027	MYR	650,000	181,786	0.02
Malaysia (Govt of) 5.248%, 09/15/2028	MYR	100,000	33,121	—
Malaysia (Govt of) 4.498%, 04/15/2030	MYR	1,100,000	339,459	0.05
Petronas Capital Ltd. 5.250%, 08/12/2019		520,000	582,513	0.08
Petronas Capital Ltd. 7.875%, 05/22/2022		310,000	403,440	0.05
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		830,000	891,213	0.12
			16,662,813	2.28
Mexico (Cost $41,693,179)
America Movil S.A.B. de C.V. 6.450%, 12/05/2022	MXN	9,860,000	706,409	0.10
Cemex S.A.B. de C.V. 9.000%, 01/11/2018		301,000	325,080	0.04
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		5,100,000	5,355,000	0.73
Comision Federal de Electricidad 4.875%, 05/26/2021		855,000	896,681	0.12
Comision Federal de Electricidad 4.875%, 01/15/2024		670,000	687,588	0.09
Comision Federal de Electricidad 5.750%, 02/14/2042		570,000	566,438	0.08
Corp. GEO SAB de CV 8.875%, 03/27/2022(5)		1,400,000	178,500	0.02
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020(5)		1,250,000	137,500	0.02
Grupo Televisa S.A.B. 7.250%, 05/14/2043	MXN	5,000,000	309,037	0.04
Mexican Bonos 6.500%, 06/09/2022	MXN	25,840,000	2,037,583	0.28
Mexican Bonos 10.000%, 12/05/2024	MXN	6,000,000	591,134	0.08
Mexican Bonos 7.500%, 06/03/2027	MXN	42,560,000	3,527,599	0.48
Mexican Bonos 8.500%, 05/31/2029	MXN	41,750,000	3,704,167	0.51
Mexican Bonos 7.750%, 05/29/2031	MXN	40,990,000	3,374,629	0.46
Mexican Bonos 10.000%, 11/20/2036	MXN	26,220,000	2,611,588	0.36
Mexican Bonos 8.500%, 11/18/2038	MXN	23,180,000	2,019,498	0.28
Mexican Bonos 7.750%, 11/13/2042	MXN	13,340,000	1,073,088	0.15
Mexico (Rep of) 5.950%, 03/19/2019		406,000	471,467	0.07
Mexico (Rep of) 6.750%, 09/27/2034		1,645,000	2,048,025	0.28
Mexico (Rep of) 6.050%, 01/11/2040		232,000	267,728	0.04
Mexico (Rep of) 4.750%, 03/08/2044		640,000	617,600	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Mexico (Rep of) 5.750%, 10/12/2110		258,000	$258,645	0.04
Petroleos Mexicanos 5.750%, 03/01/2018		704,000	782,320	0.11
Petroleos Mexicanos 8.000%, 05/03/2019		665,000	812,131	0.11
Petroleos Mexicanos 6.000%, 03/05/2020		194,000	218,493	0.03
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	8,690,000	643,941	0.09
Petroleos Mexicanos 6.500%, 06/02/2041		1,130,000	1,254,300	0.17
Petroleos Mexicanos 5.500%, 06/27/2044		145,000	142,100	0.02
Urbi Desarrollos Urbanos S.A.B. de C.V. 8.500%, 04/19/2016(5)		129,000	14,513	—
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/2020(4)(5)		1,227,000	138,038	0.02
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022(4)(5)		3,952,000	444,600	0.06
			36,215,420	4.96
Mongolia (Cost $2,125,123)
Mongolian Mining Corp. 8.875%, 03/29/2017		2,075,000	1,245,000	0.17
			1,245,000	0.17
Morocco (Cost $2,477,247)
Morocco (Rep of) 4.250%, 12/11/2022		2,405,000	2,311,806	0.32
Morocco (Rep of) 5.500%, 12/11/2042		200,000	187,000	0.02
			2,498,806	0.34
Nigeria (Cost $8,914,595)
Afren PLC 10.250%, 04/08/2019		1,091,000	1,235,557	0.17
Afren PLC 6.625%, 12/09/2020		900,000	904,500	0.12
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	112,030,000	772,320	0.10
Nigeria OMO Bill 11.720%, 08/14/2014(3)	NGN	94,500,000	571,014	0.08
Nigeria Treasury Bill 11.720%, 07/24/2014(3)	NGN	106,300,000	646,336	0.09
Nigeria Treasury Bill 12.060%, 08/07/2014(3)	NGN	113,900,000	687,630	0.09
Nigeria Treasury Bill 12.200%, 08/21/2014(3)	NGN	106,600,000	642,782	0.09
Sea Trucks Group 9.000%, 03/26/2018(2)		3,510,000	3,413,475	0.47
			8,873,614	1.21
Pakistan (Cost $3,710,718)
Pakistan (Rep of) 7.125%, 03/31/2016		755,000	770,100	0.10
Pakistan (Rep of) 6.875%, 06/01/2017		340,000	343,400	0.05
Pakistan (Rep of) 7.250%, 04/15/2019(4)		1,320,000	1,321,650	0.18
Pakistan (Rep of) 8.250%, 04/15/2024(4)		1,320,000	1,311,750	0.18
			3,746,900	0.51
Panama (Cost $3,395,108)
Panama (Rep of) 7.125%, 01/29/2026		846,000	1,059,615	0.14
Panama (Rep of) 8.875%, 09/30/2027		557,000	782,585	0.11
Panama (Rep of) 9.375%, 04/01/2029		649,000	936,182	0.13
Panama (Rep of) 6.700%, 01/26/2036		422,000	506,927	0.07
Panama (Rep of) 4.300%, 04/29/2053		110,000	92,263	0.01
			3,377,572	0.46
Paraguay (Cost $1,592,115)
Paraguay (Rep of) 4.625%, 01/25/2023		410,000	405,387	0.06
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/2022		1,150,000	1,207,500	0.16
			1,612,887	0.22
Peru (Cost $7,337,652)
Peru (Rep of) 7.125%, 03/30/2019		467,000	568,573	0.08
Peru (Rep of) 7.350%, 07/21/2025		1,471,000	1,927,010	0.26
Peru (Rep of) 8.200%, 08/12/2026	PEN	4,524,000	1,861,278	0.26
Peru (Rep of) 6.950%, 08/12/2031	PEN	1,030,000	377,268	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Peru - (continued)
Peru (Rep of) 8.750%, 11/21/2033		1,176,000	$1,766,940	0.24
Peru (Rep of) 6.900%, 08/12/2037	PEN	1,472,000	525,442	0.07
Peru (Rep of) 6.850%, 02/12/2042	PEN	466,000	163,527	0.02
			7,190,038	0.98
Philippines (Cost $10,366,768)
Petron Corp. 7.000%, 11/10/2017	PHP	19,000,000	431,229	0.06
Philippines (Rep of) 4.000%, 01/15/2021		818,000	860,945	0.12
Philippines (Rep of) 4.950%, 01/15/2021	PHP	22,000,000	514,468	0.07
Philippines (Rep of) 3.900%, 11/26/2022	PHP	35,000,000	751,739	0.10
Philippines (Rep of) 10.625%, 03/16/2025		417,000	652,605	0.09
Philippines (Rep of) 5.500%, 03/30/2026		850,000	964,750	0.13
Philippines (Rep of) 9.500%, 02/02/2030		895,000	1,399,556	0.19
Philippines (Rep of) 7.750%, 01/14/2031		970,000	1,333,750	0.18
Philippines (Rep of) 6.250%, 01/14/2036	PHP	22,000,000	507,066	0.07
Power Sector Assets & Liabilities Management Corp. 7.250%, 05/27/2019		1,390,000	1,671,475	0.23
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		832,000	1,053,520	0.15
			10,141,103	1.39
Poland (Cost $22,993,819)
Eileme 2 AB 11.625%, 01/31/2020		1,210,000	1,445,950	0.20
Poland (Rep of) 3.000%, 08/24/2016	PLN	1,123,000	496,772	0.07
Poland (Rep of) 4.750%, 04/25/2017	PLN	1,205,000	416,227	0.06
Poland (Rep of) 6.375%, 07/15/2019		960,000	1,129,920	0.15
Poland (Rep of) 5.500%, 10/25/2019	PLN	6,154,000	2,227,729	0.31
Poland (Rep of) 5.250%, 10/25/2020	PLN	1,822,000	654,864	0.09
Poland (Rep of) 5.750%, 10/25/2021	PLN	3,833,000	1,416,652	0.19
Poland (Rep of) 5.000%, 03/23/2022		830,000	903,663	0.12
Poland (Rep of) 5.750%, 09/23/2022	PLN	18,805,000	6,986,232	0.96
Poland (Rep of) 3.000%, 03/17/2023		650,000	609,700	0.08
Poland (Rep of) 2.750%, 08/25/2023	PLN	1,360,000	546,447	0.07
Poland (Rep of) 4.000%, 10/25/2023	PLN	5,307,000	1,748,638	0.24
Poland (Rep of) 5.750%, 04/25/2029	PLN	3,131,000	1,182,947	0.16
Polish Television Holding B.V. 11.000%, 01/15/2021(6)	EUR	1,200,000	1,956,164	0.27
TVN Finance Corp. III AB 7.375%, 12/15/2020	EUR	1,250,000	1,968,303	0.27
			23,690,208	3.24
Qatar (Cost $1,763,937)
Qatar (Rep of) 6.400%, 01/20/2040		960,000	1,148,352	0.16
Qatar (Rep of) 5.750%, 01/20/2042		488,000	538,020	0.07
			1,686,372	0.23
Romania (Cost $9,125,247)
Romania (Rep of) 5.800%, 10/26/2015	RON	3,700,000	1,196,519	0.16
Romania (Rep of) 5.900%, 07/26/2017	RON	2,320,000	764,322	0.10
Romania (Rep of) 5.600%, 11/28/2018	RON	420,000	138,625	0.02
Romania (Rep of) 4.750%, 06/24/2019	RON	540,000	170,878	0.02
Romania (Rep of) 5.750%, 04/29/2020	RON	1,220,000	399,924	0.06
Romania (Rep of) 5.950%, 06/11/2021	RON	300,000	98,999	0.01
Romania (Rep of) 6.750%, 02/07/2022		2,608,000	3,087,220	0.42
Romania (Rep of) 5.850%, 04/26/2023	RON	1,480,000	486,682	0.07
Romania (Rep of) 4.375%, 08/22/2023		2,070,000	2,095,875	0.29
Romania (Rep of) 6.125%, 01/22/2044		910,000	997,588	0.14
			9,436,632	1.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation (Cost $97,163,291)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		1,900,000	$1,833,500	0.25
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		2,200,000	2,156,000	0.30
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		2,150,000	2,080,125	0.28
CEDC Finance Corp. International, Inc., FRN 9.000%, 04/30/2018		3,223,103	2,933,024	0.40
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(6)		806,893	685,859	0.09
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		2,100,000	1,916,250	0.26
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		3,750,000	2,643,750	0.36
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,150,000	816,500	0.11
Mobile Telesystems OJSC 8.150%, 11/03/2020	RUB	15,250,000	416,512	0.06
Mobile Telesystems OJSC via MTS International		5,875,000	6,653,437	0.91
Funding Ltd. 8.625%, 06/22/2020
Promsvyazbank OJSC Via PSB Finance S.A. 8.500%, 04/25/2017		2,200,000	2,178,000	0.30
Promsvyazbank OJSC Via PSB Finance S.A. 10.200%, 11/06/2019		1,850,000	1,810,225	0.25
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		510,000	517,650	0.07
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	100,034,000	2,718,117	0.37
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	139,288,000	3,761,265	0.52
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	176,938,000	4,772,980	0.65
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	53,712,000	1,381,812	0.19
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	30,136,000	803,627	0.11
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	167,748,000	4,452,091	0.61
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	30,000,000	761,011	0.10
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	81,421,000	2,063,808	0.28
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	98,912,000	2,554,359	0.35
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	28,287,000	720,574	0.10
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	49,855,000	1,214,013	0.17
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	66,056,000	1,594,059	0.22
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	26,819,000	691,083	0.09
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	124,724,000	2,883,374	0.39
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		300,000	303,000	0.04
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		237,000	379,200	0.05
Russian Foreign Bond - Eurobond, FRN 7.500%, 03/31/2030		4,199,050	4,681,941	0.64
Russian Foreign Bond - Eurobond 5.625%, 04/04/2042		1,400,000	1,288,000	0.18
Russian Foreign Bond - Eurobond 5.875%, 09/16/2043		600,000	556,500	0.08
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		2,200,000	2,139,500	0.29
Sberbank of Russia Via SB Capital S.A., FRN 5.500%, 02/26/2024		580,000	504,600	0.07
Sibmetinvest OOO 13.500%, 10/10/2019	RUB	23,250,000	654,263	0.09
SUEK Finance 8.250%, 06/26/2020	RUB	25,500,000	687,158	0.09
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		3,400,000	3,251,250	0.45
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		4,025,000	3,441,375	0.47

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		6,600,000	$6,616,500	0.91
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	35,000,000	919,038	0.13
VimpelCom Holdings B.V. 5.950%, 02/13/2023		200,000	179,000	0.02
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		1,057,000	1,037,181	0.14
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		2,864,000	2,778,080	0.38
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		400,000	364,000	0.05
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		320,000	284,800	0.04
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		1,087,000	1,004,714	0.14
			88,083,105	12.05
Senegal (Cost $676,465)
Senegal (Rep of) 8.750%, 05/13/2021		600,000	678,000	0.09
			678,000	0.09
Serbia (Cost $3,823,538)
Serbia (Rep of) 5.875%, 12/03/2018		770,000	808,500	0.11
Serbia (Rep of) 4.875%, 02/25/2020		1,120,000	1,110,200	0.15
Serbia (Rep of) 7.250%, 09/28/2021		1,750,000	1,944,687	0.27
			3,863,387	0.53
Singapore (Cost $2,013,584)
MMI International Ltd. 8.000%, 03/01/2017		900,000	919,125	0.13
Olam International Ltd. 6.000%, 10/25/2022	SGD	1,500,000	1,242,621	0.17
			2,161,746	0.30
South Africa (Cost $36,692,928)
Edcon Pty Ltd. 9.500%, 03/01/2018		2,350,000	2,829,528	0.39
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	57,290,000	5,555,450	0.76
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	47,150,000	4,519,149	0.62
South Africa (Rep of) 6.875%, 05/27/2019		690,000	798,675	0.11
South Africa (Rep of) 5.500%, 03/09/2020		2,249,000	2,445,788	0.33
South Africa (Rep of) 5.875%, 05/30/2022		720,000	798,444	0.11
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	49,860,000	4,566,807	0.62
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	41,550,000	4,568,545	0.62
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	58,140,000	4,601,076	0.63
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	14,640,000	1,025,419	0.14
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	13,080,000	918,938	0.13
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	7,760,000	703,080	0.10
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	7,500,000	702,576	0.10
			34,033,475	4.66
Sri Lanka (Cost $1,757,916)
Bank of Ceylon 6.875%, 05/03/2017		1,140,000	1,191,300	0.16
Sri Lanka (Rep of) 6.250%, 10/04/2020		100,000	103,875	0.02
Sri Lanka (Rep of) 6.250%, 07/27/2021		450,000	463,500	0.06
			1,758,675	0.24
Thailand (Cost $12,467,886)
Thailand (Govt of) 3.625%, 05/22/2015	THB	14,000,000	439,582	0.06
Thailand (Govt of) 3.875%, 06/13/2019	THB	161,090,000	5,176,037	0.71
Thailand (Govt of) 1.200%, 07/14/2021	THB	46,400,000	1,466,633	0.20
Thailand (Govt of) 3.650%, 12/17/2021	THB	45,020,000	1,412,864	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Thailand - (continued)
Thailand (Govt of) 3.625%, 06/16/2023	THB	100,561,000	$3,126,906	0.43
Thailand (Govt of) 1.250%, 03/12/2028	THB	23,300,000	651,612	0.09
			12,273,634	1.68
Turkey (Cost $30,206,278)
Roenesans Holding, FRN 14.600%, 12/18/2015	TRY	610,000	286,432	0.04
Turkey (Rep of) 9.000%, 05/21/2014	TRY	2,800,000	1,935,353	0.26
Turkey (Rep of) 7.000%, 09/26/2016		1,111,000	1,227,433	0.17
Turkey (Rep of) 7.500%, 07/14/2017		480,000	545,400	0.07
Turkey (Rep of) 6.750%, 04/03/2018		1,638,000	1,837,017	0.25
Turkey (Rep of) 8.300%, 06/20/2018	TRY	4,360,000	2,015,278	0.28
Turkey (Rep of) 7.000%, 03/11/2019		610,000	696,925	0.10
Turkey (Rep of) 10.400%, 03/27/2019	TRY	4,030,000	2,013,521	0.28
Turkey (Rep of) 7.500%, 11/07/2019		500,000	585,750	0.08
Turkey (Rep of) 4.000%, 04/01/2020	TRY	1,600,000	1,107,332	0.15
Turkey (Rep of) 5.625%, 03/30/2021		1,050,000	1,128,750	0.15
Turkey (Rep of) 9.500%, 01/12/2022	TRY	2,990,000	1,437,262	0.20
Turkey (Rep of) 3.000%, 02/23/2022	TRY	5,850,000	3,371,855	0.46
Turkey (Rep of) 8.500%, 09/14/2022	TRY	4,240,000	1,924,671	0.26
Turkey (Rep of) 7.100%, 03/08/2023	TRY	6,740,000	2,792,972	0.38
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,820,000	1,300,655	0.18
Turkey (Rep of) 10.400%, 03/20/2024	TRY	520,000	264,365	0.04
Turkey (Rep of) 5.750%, 03/22/2024		380,000	406,600	0.06
Turkey (Rep of) 7.375%, 02/05/2025		907,000	1,076,155	0.15
Turkey (Rep of) 8.000%, 02/14/2034		522,000	668,578	0.09
Turkey (Rep of) 6.875%, 03/17/2036		661,000	756,184	0.10
Turkey (Rep of) 7.250%, 03/05/2038		216,000	258,120	0.03
Turkey (Rep of) 6.750%, 05/30/2040		687,000	776,310	0.11
Turkey (Rep of) 6.000%, 01/14/2041		880,000	910,360	0.12
			29,323,278	4.01
Ukraine (Cost $43,934,914)
DTEK Finance PLC 7.875%, 04/04/2018		4,793,000	3,898,962	0.53
Ferrexpo Finance PLC 7.875%, 04/07/2016		4,600,000	4,117,000	0.56
Metinvest B.V. 10.250%, 05/20/2015		6,200,000	5,860,240	0.80
Metinvest BV 8.750%, 02/14/2018		1,400,000	1,207,738	0.17
MHP S.A. 10.250%, 04/29/2015(4)		1,968,000	1,923,228	0.26
MHP S.A. 8.250%, 04/02/2020		5,850,000	4,797,000	0.66
Mriya Agro Holding PLC 9.450%, 04/19/2018		2,200,000	1,694,000	0.23
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		2,680,000	2,422,050	0.33
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		1,000,000	785,000	0.11
Oschadbank Via SSB #1 PLC 8.875%, 03/20/2018		1,000,000	755,000	0.10
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		800,000	604,000	0.08
Ukraine (Govt of) 7.950%, 06/04/2014		1,430,000	1,397,825	0.19
Ukraine (Govt of) 9.250%, 07/24/2017		2,375,000	2,137,500	0.29
Ukraine (Govt of) 7.750%, 09/23/2020		1,570,000	1,322,725	0.18
Ukraine (Govt of) 7.950%, 02/23/2021		1,530,000	1,298,587	0.18
Ukraine (Govt of) 7.800%, 11/28/2022		2,130,000	1,786,538	0.25
Ukraine (Govt of) 7.500%, 04/17/2023		1,090,000	911,458	0.13
Ukreximbank Via Biz Finance PLC 8.750%, 01/22/2018		1,030,000	787,950	0.11
UKRLANDFARMING PLC 10.875%, 03/26/2018		2,410,000	1,874,980	0.26
			39,581,781	5.42
United Arab Emirates (Cost $21,124,635)
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	4,000,000	1,197,947	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
United Arab Emirates - (continued)
Dana Gas Sukuk Ltd. 7.000%, 10/31/2017		198,260	$216,103	0.03
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		1,955,000	1,986,769	0.27
DP World Ltd. 6.850%, 07/02/2037		4,400,000	4,785,000	0.66
DP World Sukuk Ltd. 6.250%, 07/02/2017		1,650,000	1,831,500	0.25
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	2,700,000	4,766,100	0.65
Emirate of Dubai Government International Bonds 7.750%, 10/05/2020		3,860,000	4,820,368	0.66
Emirate of Dubai Government International Bonds 5.250%, 01/30/2043		250,000	229,313	0.03
Sukuk Funding No 3 Ltd. 4.348%, 12/03/2018		2,100,000	2,164,409	0.30
			21,997,509	3.01
Uruguay (Cost $6,973,254)
Uruguay (Rep of) 5.000%, 09/14/2018(4)	UYU	12,120,000	1,008,762	0.14
Uruguay (Rep of) 4.500%, 08/14/2024		1,164,374	1,200,761	0.16
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	4,550,000	361,508	0.05
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	15,580,000	889,848	0.12
Uruguay (Rep of) 7.875%, 01/15/2033		1,006,000	1,329,178	0.18
Uruguay (Rep of) 7.625%, 03/21/2036		944,000	1,237,820	0.17
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	4,940,000	357,789	0.05
Uruguay (Rep of) 4.125%, 11/20/2045		320,300	265,849	0.04
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	100,000	12,195	—
			6,663,710	0.91
Venezuela (Cost $18,242,835)
Petroleos de Venezuela S.A. 4.900%, 10/28/2014		3,547,394	3,437,425	0.47
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		600,000	483,000	0.07
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		310,000	300,700	0.04
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		500,000	291,250	0.04
Venezuela (Rep of) 8.500%, 10/08/2014		1,150,000	1,144,250	0.16
Venezuela (Rep of) 5.750%, 02/26/2016		440,000	399,300	0.06
Venezuela (Rep of) 7.750%, 10/13/2019		420,000	342,300	0.05
Venezuela (Rep of) 6.000%, 12/09/2020		425,000	306,531	0.04
Venezuela (Rep of) 12.750%, 08/23/2022		1,570,000	1,556,262	0.21
Venezuela (Rep of) 9.000%, 05/07/2023		640,000	523,840	0.07
Venezuela (Rep of) 8.250%, 10/13/2024		880,000	677,600	0.09
Venezuela (Rep of) 7.650%, 04/21/2025		440,000	325,600	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		4,444,800	4,122,552	0.56
Venezuela (Rep of) 9.250%, 09/15/2027		659,000	545,323	0.07
Venezuela (Rep of) 9.250%, 05/07/2028		1,335,000	1,061,325	0.15
Venezuela (Rep of) 11.950%, 08/05/2031		3,532,200	3,267,285	0.45
			18,784,543	2.57

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Vietnam (Cost $2,998,343)
Vietnam (Rep of) 6.875%, 01/15/2016		1,160,000	$1,247,000	0.17
Vietnam (Rep of) 6.750%, 01/29/2020		1,593,000	1,796,108	0.25
			3,043,108	0.42
Zambia (Cost $614,894)
Zambia (Rep of) 8.500%, 04/14/2024(2)		620,000	646,350	0.09
			646,350	0.09
Total Debt Securities (Cost $682,865,390)			657,315,516	89.94

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.(4)		308,246	$73,979	0.01
			73,979	0.01
Kazakhstan (Cost $624,700)
BTA Bank JSC GDR (Registered)		34,532	20,374	—
			20,374	—
Total Equity Securities (Cost $624,700)			94,353	0.01

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 08/23/2014, Strike Price $11.92(4)		1,308,684	$106,003	0.01

Total Warrants (Cost $27,482)			106,003	0.01

	Currency(1)	Par	Value	% of Net Assets
Short-Term Investments

Riyad Bank London, Time Deposit 0.100%, 05/06/2014		20,000,000	$20,000,000	2.74
United Kingdom, Time Deposit 0.120%, 05/01/2014		25,000,000	25,000,000	3.42

Total Short-Term Investments (Cost $45,000,000)			45,000,000	6.16

Total Investments in Securities (Cost $728,517,572)			702,515,872	96.12

Fully Funded Total Return Swaps

Indonesia (Cost $8,381,161)
Indonesia (Rep of) 12.800% 06/15/2021	IDR	15,700,000,000	1,717,270	0.23
Indonesia (Rep of) 11.000% 09/15/2025	IDR	1,200,000,000	124,575	0.02
Indonesia (Rep of) 8.375% 09/15/2026	IDR	9,100,000,000	787,095	0.11
Indonesia (Rep of) 7.000% 05/15/2027	IDR	10,400,000,000	800,588	0.11
Indonesia (Rep of) 9.000% 03/15/2029	IDR	8,000,000,000	721,359	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of) 9.000% 03/15/2029	IDR	3,000,000,000	$270,510	0.04
Indonesia (Rep of) 10.500% 08/15/2030	IDR	18,150,000,000	1,840,668	0.25
			6,262,065	0.86
Total Fully Funded Total Return Swaps (Cost $8,381,161)			6,262,065	0.86

Total Investments (Total Cost $736,898,733)			708,777,937	96.98

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			22,048,201	3.02
Net Assets			$730,826,138	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	Security determined to be illiquid by the Investment Manager.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	Security is payment in-kind bond.
(7)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At April 30, 2014, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/02/2014	Northern Trust Co. London	Brazilian Real	5,714,786	United States Dollar	2,563,719	$(747)
05/05/2014	Barclays Wholesale GTS	Brazilian Real	1,165,500	United States Dollar	500,000	21,859
05/05/2014	Barclays Wholesale GTS	Brazilian Real	1,194,986	United States Dollar	520,000	15,061
05/05/2014	Barclays Wholesale GTS	Brazilian Real	347,150	United States Dollar	155,847	(409)
05/05/2014	Deutsche Bank London	Brazilian Real	4,310,901	United States Dollar	1,890,000	40,229
05/05/2014	Morgan Stanley & Co. International	Brazilian Real	1,417,248	United States Dollar	630,000	4,581
05/05/2014	Santander UK PLC	Brazilian Real	6,914,309	United States Dollar	2,970,000	125,919
05/05/2014	Standard Chartered London	Brazilian Real	8,256,600	United States Dollar	3,600,000	96,937
05/05/2014	Union Bank of Switzerland - London	Brazilian Real	1,265,115	United States Dollar	570,000	(3,538)
05/05/2014	Union Bank of Switzerland - London	Brazilian Real	5,373,945	United States Dollar	2,430,000	(23,787)
05/05/2014	Barclays Wholesale GTS	United States Dollar	3,328,154	Brazilian Real	7,380,182	23,638
05/05/2014	Barclays Wholesale GTS	United States Dollar	561,992	Brazilian Real	1,283,113	(12,528)
05/05/2014	Chase Manhattan Bank London	United States Dollar	1,701,131	Brazilian Real	3,813,085	(6,199)
05/05/2014	Citibank London	United States Dollar	179,657	Brazilian Real	400,276	431
05/05/2014	Citibank London	United States Dollar	4,746,328	Brazilian Real	10,861,022	(116,754)
05/05/2014	Goldman Sachs International Ltd. London	United States Dollar	336,696	Brazilian Real	793,289	(18,504)
05/05/2014	Union Bank of Switzerland - London	United States Dollar	2,559,815	Brazilian Real	5,714,786	988
05/05/2014	Merrill Lynch International	United States Dollar	156,867	Euro	113,111	(56)
05/08/2014	Morgan Stanley & Co. International	Colombian Peso	4,180,490,000	United States Dollar	2,140,000	16,999
05/08/2014	CSFB Global Foreign Exchange London	United States Dollar	959,824	Colombian Peso	1,860,138,100	52
05/08/2014	Morgan Stanley & Co. International	United States Dollar	1,199,148	Colombian Peso	2,320,351,900	1,921
05/28/2014	Deutsche Bank London	Polish Zloty	38,287,535	United States Dollar	12,605,282	17,332
05/28/2014	Deutsche Bank London	United States Dollar	979,175	Polish Zloty	2,970,370	(96)
05/30/2014	Barclays Wholesale GTS	Czech Koruna	14,816,891	United States Dollar	745,137	3,709

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/30/2014	Citibank London	Indian Rupee	16,586,100	United States Dollar	270,000	$3,901
05/30/2014	HSBC Bank PLC	Indian Rupee	494,300,000	United States Dollar	8,113,920	48,907
05/30/2014	HSBC Bank PLC	Indian Rupee	14,647,200	United States Dollar	240,000	1,883
05/30/2014	Union Bank of Switzerland - London	Indian Rupee	382,235,384	United States Dollar	6,262,048	50,154
05/30/2014	HSBC Bank PLC	Indonesian Rupiah	11,131,436,268	United States Dollar	967,362	(6,098)
05/30/2014	Union Bank of Switzerland - London	Indonesian Rupiah	1,726,500,000	United States Dollar	150,000	(907)
05/30/2014	Chase Manhattan Bank London	Korean Won	4,841,413,240	United States Dollar	4,638,124	44,773
05/30/2014	Union Bank Of Switzerland - London	Korean Won	4,884,671,000	United States Dollar	4,730,000	(5,261)
05/30/2014	Barclays Wholesale GTS	Malaysian Ringgit	4,182,406	United States Dollar	1,271,248	8,754
05/30/2014	Chase Manhattan Bank London	Malaysian Ringgit	1,304,440	United States Dollar	400,000	(784)
05/30/2014	Deutsche Bank London	Malaysian Ringgit	1,449,712	United States Dollar	440,000	3,676
05/30/2014	HSBC Bank PLC	Malaysian Ringgit	1,185,809	United States Dollar	361,748	1,163
05/30/2014	Morgan Stanley & Co. International	Malaysian Ringgit	2,309,650	United States Dollar	700,000	6,855
05/30/2014	Union Bank Of Switzerland - London	Malaysian Ringgit	1,734,955	United States Dollar	530,000	973
05/30/2014	Citibank London	Mexican Peso	28,231,672	United States Dollar	2,105,584	46,934
05/30/2014	Goldman Sachs International Ltd. London	Mexican Peso	15,181,052	United States Dollar	1,160,000	(2,524)
05/30/2014	HSBC Bank PLC	Mexican Peso	46,840,374	United States Dollar	3,496,437	74,897
05/30/2014	ANZ Banking Corp. Melbourne	Philippine Peso	8,912,000	United States Dollar	200,000	315
05/30/2014	Morgan Stanley & Co. International	Philippine Peso	113,600,000	United States Dollar	2,551,089	2,294
05/30/2014	Standard Chartered London	Philippine Peso	94,001,643	United States Dollar	2,067,333	45,538
05/30/2014	Deutsche Bank London	Polish Zloty	10,559,235	United States Dollar	3,457,764	22,939
05/30/2014	HSBC Bank PLC	Polish Zloty	1,947,952	United States Dollar	640,000	2,115
05/30/2014	Barclays Wholesale GTS	Romanian Leu	1,452,998	United States Dollar	440,036	13,411
05/30/2014	Barclays Wholesale GTS	Russian Ruble	162,689,001	United States Dollar	4,410,000	109,767
05/30/2014	Barclays Wholesale GTS	Russian Ruble	162,907,406	United States Dollar	4,495,299	30,535
05/30/2014	Credit Suisse Financial Products	Russian Ruble	74,888,387	United States Dollar	2,066,343	14,179
05/30/2014	CSFB Global Foreign Exchange London	Russian Ruble	125,957,011	United States Dollar	3,410,000	89,292
05/30/2014	HSBC Bank PLC	Russian Ruble	31,033,500	United States Dollar	850,000	12,161
05/30/2014	Goldman Sachs International Ltd. London	South African Rand	6,254,997	United States Dollar	590,000	1,657
05/30/2014	Barclays Wholesale GTS	Taiwan Dollar	6,035,000	United States Dollar	200,000	66
05/30/2014	Merrill Lynch International	Taiwan Dollar	172,800,000	United States Dollar	5,765,381	(36,888)
05/30/2014	Union Bank Of Switzerland - London	Taiwan Dollar	177,632,245	United States Dollar	5,925,618	(36,931)
05/30/2014	Chase Manhattan Bank London	Thai Baht	16,508,955	United States Dollar	510,000	(523)
05/30/2014	Citibank London	Thai Baht	8,087,500	United States Dollar	250,000	(415)
05/30/2014	Deutsche Bank London	Thai Baht	7,172,000	United States Dollar	220,000	1,332
05/30/2014	Deutsche Bank London	Thai Baht	18,899,240	United States Dollar	584,844	(1,602)
05/30/2014	Goldman Sachs International Ltd. London	Thai Baht	61,100,000	United States Dollar	1,881,447	4,137
05/30/2014	Merrill Lynch International	Thai Baht	49,100,000	United States Dollar	1,508,449	6,808
05/30/2014	Morgan Stanley & Co. International	Thai Baht	14,335,200	United States Dollar	440,000	2,393
05/30/2014	Chase Manhattan Bank London	Turkish Lira	5,753,880	United States Dollar	2,640,000	62,888
05/30/2014	Citibank London	Turkish Lira	3,194,763	United States Dollar	1,430,000	70,741
05/30/2014	Citibank London	Turkish Lira	3,171,570	United States Dollar	1,420,000	69,846
05/30/2014	Citibank London	Turkish Lira	692,385	United States Dollar	310,000	15,248
05/30/2014	HSBC Bank PLC	Turkish Lira	3,859,250	United States Dollar	1,720,000	92,884
05/30/2014	Merrill Lynch International	Turkish Lira	1,189,400	United States Dollar	550,000	8,721
05/30/2014	Barclays Wholesale GTS	United States Dollar	547,332	Hungarian Forint	123,320,155	(9,481)
05/30/2014	Barclays Wholesale GTS	United States Dollar	1,506,243	Hungarian Forint	340,449,308	(30,948)
05/30/2014	Citibank London	United States Dollar	377,040	Indian Rupee	22,978,703	(2,428)
05/30/2014	BNP Paris	United States Dollar	180,320	Indonesian Rupiah	2,095,318,400	(623)
05/30/2014	ANZ Banking Corp. Melbourne	United States Dollar	610,980	Malaysian Ringgit	2,001,570	(1,589)
05/30/2014	Citibank London	United States Dollar	336,186	Malaysian Ringgit	1,100,000	(463)
05/30/2014	Barclays Wholesale GTS	United States Dollar	1,173,486	Polish Zloty	3,578,397	(6,082)
05/30/2014	HSBC Bank PLC	United States Dollar	133,909	Romanian Leu	435,072	(1,866)
05/30/2014	Barclays Wholesale GTS	United States Dollar	3,573,473	Russian Ruble	129,525,875	(24,968)
05/30/2014	CSFB Global Foreign Exchange London	United States Dollar	1,266,510	Russian Ruble	45,619,706	(880)
05/30/2014	HSBC Bank PLC	United States Dollar	611,037	Russian Ruble	21,781,016	5,925
05/30/2014	HSBC Bank PLC	United States Dollar	1,267,337	Russian Ruble	45,619,706	(53)
05/30/2014	HSBC Bank PLC	United States Dollar	80,478	Russian Ruble	2,899,410	(73)
05/30/2014	Union Bank Of Switzerland - London	United States Dollar	756,150	Thai Baht	24,446,330	1,721

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/30/2014	HSBC Bank PLC	United States Dollar	702,767	Turkish Lira	1,528,728	$(15,354)
05/30/2014	HSBC Bank PLC	United States Dollar	1,500,918	Turkish Lira	3,264,948	(32,792)
06/03/2014	Chase Manhattan Bank London	Brazilian Real	3,813,085	United States Dollar	1,686,832	4,768
06/03/2014	Citibank London	Colombian Peso	7,363,336,000	United States Dollar	3,800,000	(10,503)
06/03/2014	CSFB Global Foreign Exchange London	United States Dollar	773,680	Brazilian Real	1,751,998	(3,560)
06/03/2014	Union Bank Of Switzerland - London	United States Dollar	820,000	Brazilian Real	1,851,150	(1,227)
06/30/2014	Barclays Wholesale GTS	Chinese Yuan Renminbi	1,922,465	United States Dollar	310,000	405
06/30/2014	Deutsche Bank London	Chinese Yuan Renminbi	2,108,510	United States Dollar	340,000	444
06/30/2014	Merrill Lynch International	Chinese Yuan Renminbi	99,075,982	United States Dollar	16,003,228	(6,242)
06/30/2014	Morgan Stanley & Co. International	Czech Koruna	3,931,932	United States Dollar	197,918	838
06/30/2014	Deutsche Bank London	Malaysian Ringgit	12,000,000	United States Dollar	3,642,656	22,825
06/30/2014	Union Bank Of Switzerland - London	Malaysian Ringgit	12,000,000	United States Dollar	3,636,915	28,566
06/30/2014	HSBC Bank PLC	Russian Ruble	49,552,350	United States Dollar	1,380,000	(15,086)
06/30/2014	Barclays Wholesale GTS	Singapore Dollar	17,685,036	United States Dollar	14,145,766	(39,371)
06/30/2014	Citibank London	Singapore Dollar	376,920	United States Dollar	300,000	649
06/30/2014	Goldman Sachs International Ltd. London	Singapore Dollar	288,328	United States Dollar	230,000	(16)
06/30/2014	BNP Paris	Thai Baht	132,328,680	United States Dollar	4,080,000	(1,928)
06/30/2014	Standard Chartered London	Thai Baht	155,802,540	United States Dollar	4,785,825	15,659
06/30/2014	Deutsche Bank London	Turkish Lira	1,833,418	United States Dollar	845,789	8,670
06/30/2014	HSBC Bank PLC	United States Dollar	475,800	Chinese Yuan Renminbi	2,940,682	992
06/30/2014	Citibank London	United States Dollar	386,160	Singapore Dollar	485,480	(1,081)
06/30/2014	Citibank London	United States Dollar	1,460,000	Thai Baht	47,258,740	3,592
07/15/2014	Merrill Lynch International	Euro	113,111	United States Dollar	156,842	56
07/15/2014	Morgan Stanley & Co. International	Euro	112,978	United States Dollar	156,681	31
07/15/2014	Barclays Wholesale GTS	United States Dollar	5,039,646	British Pound	3,004,201	(29,554)
07/15/2014	Deutsche Bank London	United States Dollar	9,032,075	Euro	6,513,331	(2,623)
07/30/2014	Merrill Lynch International	United States Dollar	2,832,478	South African Rand	30,610,026	(33,503)
07/31/2014	Standard Chartered London	Chilean Peso	1,375,791,919	United States Dollar	2,419,187	(5,253)
07/31/2014	CSFB Global Foreign Exchange London	Colombian Peso	1,860,138,100	United States Dollar	952,013	(286)
07/31/2014	Morgan Stanley & Co. International	Colombian Peso	2,320,351,900	United States Dollar	1,189,253	(2,061)
07/31/2014	Barclays Wholesale GTS	Czech Koruna	102,511,721	United States Dollar	5,150,152	32,764
07/31/2014	HSBC Bank PLC	Hungarian Forint	100,219,500	United States Dollar	450,000	1,070
07/31/2014	Merrill Lynch International	Hungarian Forint	740,055,839	United States Dollar	3,304,337	26,522
07/31/2014	Merrill Lynch International	Israeli Shekel	9,623,822	United States Dollar	2,760,488	18,678
07/31/2014	Barclays Wholesale GTS	Malaysian Ringgit	3,187,310	United States Dollar	978,573	(6,713)
07/31/2014	Deutsche Bank London	Malaysian Ringgit	1,188,658	United States Dollar	365,741	(3,301)
07/31/2014	Union Bank Of Switzerland - London	Malaysian Ringgit	2,800,000	United States Dollar	863,105	(9,342)
07/31/2014	Barclays Wholesale GTS	Mexican Peso	68,195,714	United States Dollar	5,167,908	5,348
07/31/2014	Deutsche Bank London	Mexican Peso	78,430,701	United States Dollar	5,950,375	(704)
07/31/2014	Union Bank Of Switzerland - London	Mexican Peso	177,816,583	United States Dollar	13,512,925	(23,945)
07/31/2014	Deutsche Bank London	Peruvian Neuvo Sol	565,036	United States Dollar	199,857	(996)
07/31/2014	Barclays Wholesale GTS	Romanian Leu	966,150	United States Dollar	300,000	395
07/31/2014	Union Bank Of Switzerland - London	Romanian Leu	6,929,440	United States Dollar	2,139,839	14,662
07/31/2014	Barclays Wholesale GTS	Russian Ruble	40,936,000	United States Dollar	1,120,000	(1,422)
07/31/2014	Deutsche Bank London	Russian Ruble	28,860,675	United States Dollar	790,000	(1,381)
07/31/2014	Barclays Wholesale GTS	Thai Baht	28,166,652	United States Dollar	867,200	(273)
07/31/2014	Goldman Sachs International Ltd. London	Thai Baht	17,200,000	United States Dollar	531,356	(1,966)
07/31/2014	HSBC Bank PLC	Thai Baht	16,900,000	United States Dollar	522,330	(2,174)
07/31/2014	Merrill Lynch International	Thai Baht	22,800,000	United States Dollar	701,538	211
07/31/2014	Deutsche Bank London	Turkish Lira	1,065,550	United States Dollar	488,515	3,980
07/31/2014	Goldman Sachs International Ltd. London	Turkish Lira	916,709	United States Dollar	417,421	6,281
07/31/2014	Merrill Lynch International	Turkish Lira	916,709	United States Dollar	417,369	6,333
07/31/2014	Barclays Wholesale GTS	United States Dollar	1,359,338	Colombian Peso	2,656,417,942	200
07/31/2014	Union Bank Of Switzerland - London	United States Dollar	608,963	Colombian Peso	1,183,641,297	3,361
07/31/2014	Merrill Lynch International	United States Dollar	164,050	Hungarian Forint	36,902,227	(2,040)
07/31/2014	Citibank London	United States Dollar	1,054,510	Mexican Peso	13,949,058	(3,651)
07/31/2014	Barclays Wholesale GTS	United States Dollar	3,734,776	Polish Zloty	11,384,403	(2,963)
07/31/2014	Goldman Sachs International Ltd. London	United States Dollar	543,930	Polish Zloty	1,662,525	(1,912)
07/31/2014	Citibank London	United States Dollar	771,400	Russian Ruble	28,140,672	2,455

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
07/31/2014	Goldman Sachs International Ltd. London	United States Dollar	559,730	South African Rand	6,033,257	$(5,056)
07/31/2014	Merrill Lynch International	United States Dollar	615,030	Turkish Lira	1,340,043	(4,336)
08/29/2014	Deutsche Bank London	United States Dollar	310,000	Turkish Lira	744,465	(31,688)
08/29/2014	Deutsche Bank London	United States Dollar	348,838	Turkish Lira	840,560	(36,955)
11/10/2014	Deutsche Bank London	Peruvian Neuvo Sol	869,181	United States Dollar	296,801	5,944
11/10/2014	Merrill Lynch International	Peruvian Neuvo Sol	2,514,521	United States Dollar	859,959	15,874
11/10/2014	Morgan Stanley & Co. International	Peruvian Neuvo Sol	749,790	United States Dollar	255,639	5,520
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	28,613,200	United States Dollar	4,645,000	(112,103)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	8,764,244	United States Dollar	1,403,739	(15,795)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	21,180,939	United States Dollar	3,399,284	(44,979)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	38,604,157	United States Dollar	5,775,607	334,347
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	174,251	United States Dollar	26,573	1,006
04/13/2015	HSBC Bank PLC	United States Dollar	93,434	Chinese Offshore Yuan	612,369	(3,486)
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,554,650	(12,601)
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,565,925	(14,386)
04/13/2015	HSBC Bank PLC	United States Dollar	2,710,000	Chinese Offshore Yuan	17,596,030	(74,957)
04/13/2015	HSBC Bank PLC	United States Dollar	2,050,000	Chinese Offshore Yuan	13,449,435	(78,668)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	105,616,865	United States Dollar	16,100,132	608,083
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	6,222,535	United States Dollar	939,109	45,274
05/04/2015	Standard Chartered London	United States Dollar	1,100,000	Chinese Offshore Yuan	7,158,800	(32,497)
05/04/2015	Standard Chartered London	United States Dollar	3,400,000	Chinese Offshore Yuan	22,343,100	(134,600)
05/04/2015	Standard Chartered London	United States Dollar	12,500,000	Chinese Offshore Yuan	82,337,500	(525,502)
07/17/2015	HSBC Bank PLC	Chinese Offshore Yuan	3,785,666	United States Dollar	564,393	33,603
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	24,998,265	United States Dollar	3,761,400	187,406
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	657,900	United States Dollar	100,038	3,886
07/17/2015	HSBC Bank PLC	United States Dollar	18,198	Chinese Offshore Yuan	119,651	(703)
07/17/2015	HSBC Bank PLC	United States Dollar	557,442	Chinese Offshore Yuan	3,666,015	(21,654)
07/17/2015	Standard Chartered London	United States Dollar	3,870,000	Chinese Offshore Yuan	25,656,165	(182,730)
03/06/2017	HSBC Bank PLC	United States Dollar	4,645,000	Chinese Offshore Yuan	28,989,445	107,063
03/20/2017	Standard Chartered London	United States Dollar	3,399,284	Chinese Offshore Yuan	21,446,083	42,670
03/20/2017	Standard Chartered London	United States Dollar	1,403,739	Chinese Offshore Yuan	8,885,668	13,007

Total						$1,012,953

At April 30, 2014, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Brazil CETIP Interbank Deposit Rate	12.303%	BRL	17,198,495	01/02/2017	$30,928	HSBC

Brazil CETIP Interbank Deposit Rate	12.490%	BRL	8,372,990	01/02/2017	30,938	HSBC

Brazil CETIP Interbank Deposit Rate	12.285%	BRL	3,291,726	01/02/2017	3,107	HSBC

Johannesburg Interbank Agreed Rate 3 Month	6.580%	ZAR	39,000,000	11/07/2016	(31,789)	Barclays Capital

Johannesburg Interbank Agreed Rate 3 Month	6.695%	ZAR	20,206,000	01/14/2017	(18,437)	HSBC

Johannesburg Interbank Agreed Rate 3 Month	6.760%	ZAR	21,900,000	01/17/2017	(17,191)	Morgan Stanley

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Johannesburg Interbank Agreed Rate 3 Month	7.115%	ZAR	11,900,000	04/10/2017	$(1,045)	Barclays Captial

					$(3,489)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$244,300,587	$—	$244,300,587
Government Agencies	—	6,325,890	—	6,325,890
Government Bonds	—	376,251,834	—	376,251,834
Municipal Bonds	—	4,820,368	—	4,820,368
Index Linked Corporate Bonds	—	4,407,788	—	4,407,788
Index Linked Government Bonds	—	12,206,108	—	12,206,108
Common Stock	—	94,353	—	94,353
Warrants	—	106,003	—	106,003
Financial Certificate	—	9,002,941	—	9,002,941
Fully Funded Total Return Swaps	—	6,262,065	—	6,262,065
Short-Term Investments	—	45,000,000	—	45,000,000
Total Investments	$—	$708,777,937	$—	$708,777,937

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$2,962,877	$—	$2,962,877
Interest Rate Swap Contracts	—	64,973	—	64,973
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,949,924)	—	(1,949,924)
Interest Rate Swap Contracts	—	(68,462)	—	(68,462)
Total Other Financial Instruments	$—	$1,009,464	$—	$1,009,464

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$64,973
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	2,962,877	—
	$2,962,877	$64,973

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(68,462)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,949,924)	—
	$(1,949,924)	$68,462

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended April 30, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(3,117,426)	$—
Net Realized Loss on Options	—	(189,972)
Net Realized Loss on Interest Rate Swap Contracts	—	(132,916)
	$(3,117,426)	$(322,888)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$1,314,912	$—
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	38,769
Net Change in Unrealized Appreciation on Options	—	189,845
	$1,314,912	$228,614

* See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$740,745,441
Gross tax appreciation of investments	$7,534,224
Gross tax depreciation of investments	(39,501,728)
Net tax depreciation of investments	$(31,967,504)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Brazil (Cost $632,375)
Braskem S.A. ADR		6,401	$87,054	0.92
Cosan Ltd., Class A		7,600	92,188	0.97
Estacio Participacoes S.A.	BRL	5,400	57,832	0.61
Vale S.A.	BRL	5,600	73,838	0.78
Vale S.A. ADR		15,276	201,949	2.13
			512,861	5.41
China (Cost $2,201,169)
21Vianet Group, Inc. ADR		1,778	42,708	0.45
Anton Oilfield Services Group	HKD	82,000	54,258	0.57
Baidu, Inc. ADR		1,606	247,083	2.61
China CITIC Bank Corp. Ltd., Class H	HKD	231,000	137,653	1.45
China Dongxiang Group Co.	HKD	292,000	51,598	0.55
China Merchants Bank Co. Ltd., Class H	HKD	117,008	208,874	2.21
China Minsheng Banking Corp. Ltd., Class H	HKD	173,500	174,553	1.84
China National Building Material Co. Ltd., Class H	HKD	82,000	77,527	0.82
China Petroleum & Chemical Corp. ADR		672	59,721	0.63
China Petroleum & Chemical Corp., Class H	HKD	100,000	88,354	0.93
China Shipping Development Co. Ltd., Class H	HKD	160,000	87,502	0.92
China South City Holdings Ltd.	HKD	122,000	50,984	0.54
CITIC Securities Co. Ltd., Class H	HKD	75,000	150,523	1.59
Great Wall Motor Co. Ltd., Class H	HKD	8,000	36,219	0.38
Hollysys Automation Technologies Ltd.		5,011	107,286	1.13
Intime Retail Group Co. Ltd.	HKD	57,000	55,949	0.59
Nine Dragons Paper Holdings Ltd.	HKD	92,000	60,400	0.64
Ping An Insurance Group Co. of China Ltd., Class H	HKD	31,500	233,011	2.46
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	HKD	34,800	63,738	0.67
Shimao Property Holdings Ltd.	HKD	44,000	86,831	0.92
Sohu.com, Inc.		1,200	66,204	0.70
ZTE Corp., Class H	HKD	36,200	73,867	0.78
			2,214,843	23.38
Colombia (Cost $47,991)
Cemex Latam Holdings S.A.(2)	COP	6,352	58,647	0.62
			58,647	0.62
Czech Republic (Cost $185,883)
Erste Group Bank A.G.	EUR	5,538	185,855	1.96
			185,855	1.96
Greece (Cost $39,760)
Piraeus Bank S.A.	EUR	16,501	38,917	0.41
			38,917	0.41
India (Cost $169,636)
ICICI Bank Ltd. ADR		2,237	95,453	1.01
Infosys Ltd. ADR		1,694	90,985	0.96
			186,438	1.97
Indonesia (Cost $346,007)
Astra International Tbk PT	IDR	145,200	93,250	0.98
Bank Mandiri Persero Tbk PT	IDR	200,600	170,471	1.80
Bank Rakyat Indonesia Persero Tbk PT	IDR	63,100	54,032	0.57
Indomobil Sukses Internasional Tbk PT	IDR	68,000	29,114	0.31
Pakuwon Jati Tbk PT	IDR	209,200	6,369	0.07
			353,236	3.73

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Malaysia (Cost $76,714)
DRB-Hicom Bhd.	MYR	83,400	$63,849	0.67
			63,849	0.67
Mexico (Cost $402,434)
Cemex S.A.B. de C.V. ADR (Participation Certificate)		15,276	193,089	2.04
Gruma S.A.B. de C.V., Class B	MXN	11,600	102,480	1.08
Ternium S.A. ADR		6,521	186,892	1.97
			482,461	5.09
Peru (Cost $81,650)
Credicorp Ltd.		670	99,997	1.06
			99,997	1.06
Philippines (Cost $41,147)
Bloomberry Resorts Corp.	PHP	163,100	44,269	0.47
			44,269	0.47
Qatar (Cost $161,521)
Commercial Bank of Qatar QSC (The)	QAR	2,910	54,590	0.58
Doha Bank QSC	QAR	5,614	100,072	1.06
Qatar Insurance Co. S.A.Q.	QAR	1,300	27,779	0.29
			182,441	1.93
Russian Federation (Cost $890,326)
Aeroflot - Russian Airlines OJSC		75,600	108,058	1.14
Lukoil OAO ADR		4,055	214,307	2.26
Sberbank of Russia ADR		33,945	284,799	3.01
Surgutneftegas OAO ADR		5,043	35,704	0.38
Yandex N.V., Class A		3,400	90,100	0.95
			732,968	7.74
South Africa (Cost $99,844)
Exxaro Resources Ltd.	ZAR	3,005	40,954	0.43
Imperial Holdings Ltd.	ZAR	2,493	46,431	0.49
			87,385	0.92
South Korea (Cost $2,191,478)
Basic House (The) Co. Ltd.	KRW	2,360	53,558	0.57
BS Financial Group, Inc.	KRW	5,840	89,298	0.94
Hana Financial Group, Inc.	KRW	3,730	131,216	1.39
Hyundai Development Co.-Engineering & Construction	KRW	2,360	67,491	0.71
Hyundai Mobis Co. Ltd.	KRW	420	119,907	1.27
Hyundai Motor Co.	KRW	2,134	475,002	5.01
Kia Motors Corp.	KRW	2,357	130,704	1.38
Korean Reinsurance Co.	KRW	7,179	70,866	0.75
LG Chem Ltd.	KRW	538	136,934	1.45
LG Display Co. Ltd.	KRW	3,120	82,884	0.87
LG Household & Health Care Ltd.	KRW	152	69,432	0.73
Lotte Chemical Corp.	KRW	443	69,882	0.74
Samsung Electronics Co. Ltd.	KRW	368	478,297	5.05
Samsung Engineering Co. Ltd.	KRW	836	62,540	0.66
Samsung Heavy Industries Co. Ltd.	KRW	1,300	35,479	0.37
SK Innovation Co. Ltd.	KRW	785	89,645	0.95
			2,163,135	22.84
Taiwan (Cost $671,451)
Capital Securities Corp.	TWD	126,000	43,185	0.46
Evergreen Marine Corp. Taiwan Ltd.	TWD	115,000	65,311	0.69
Formosa Plastics Corp.	TWD	8,320	21,435	0.23
Hon Hai Precision Industry Co. Ltd.	TWD	50,000	143,387	1.51
Novatek Microelectronics Corp.	TWD	20,000	92,390	0.98
Shin Kong Financial Holding Co. Ltd.	TWD	154,901	46,884	0.49

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Taiwan - (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	21,251	$83,391	0.88
United Microelectronics Corp.	TWD	186,000	80,379	0.85
United Microelectronics Corp. ADR		39,198	85,452	0.90
Wan Hai Lines Ltd.	TWD	34,000	16,945	0.18
			678,759	7.17
Thailand (Cost $148,562)
Charoen Pokphand Foods PCL (Registered)	THB	37,800	31,539	0.33
Kasikornbank PCL (Registered)	THB	2,200	13,359	0.14
Kasikornbank PCL NVDR	THB	16,100	95,277	1.01
			140,175	1.48
Turkey (Cost $199,481)
Enka Insaat ve Sanayi A.S.	TRY	34,334	104,065	1.10
Turk Hava Yollari A.O.	TRY	31,317	100,111	1.06
			204,176	2.16
Total Common Stock (Cost $8,587,429)			8,430,412	89.01

Preferred Stock

Brazil (Cost $380,628)
Banco ABC Brasil S.A.	BRL	7,167	41,946	0.44
Bradespar S.A.	BRL	11,200	96,944	1.02
Itau Unibanco Holding S.A. ADR		8,420	137,751	1.46
Suzano Papel e Celulose S.A., Class A	BRL	24,800	80,859	0.85
			357,500	3.77
Colombia (Cost $26,393)
Bancolombia S.A.	COP	2,042	28,892	0.31
			28,892	0.31
Total Preferred Stock (Cost $407,021)			386,392	4.08

Equity-Linked Securities

India (Cost $490,369)
Adani Ports and Special Economic Zone Ltd., Issued by JP Morgan Structured Products B.V.		22,922	71,523	0.75
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		3,219	80,973	0.85
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		481	12,099	0.13
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		12,603	95,053	1.00
Dewan Housing Finance Corp. Ltd., Issued by Merrill Lynch International & Co.		10,505	39,423	0.42
Hero MotoCorp Ltd., Issued by JP Morgan Structured Products B.V.		1,994	72,743	0.77
Jaiprakash Associates Ltd., Issued by Merrill Lynch International & Co.		53,701	47,945	0.51
Maruti Suzuki India Ltd., Issued by Merrill Lynch International & Co.		2,520	80,344	0.85
Tech Mahindra Ltd., Issued by Citigroup Global Markets		2,554	77,581	0.82
			577,684	6.10
Total Equity-Linked Securities (Cost $490,369)			577,684	6.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Total Investments (Total Cost $9,484,819)	$9,394,488	99.19

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)	76,910	0.81

Net Assets	$9,471,398	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At April 30, 2014, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	14.1%
Consumer Staples	2.2
Energy	8.1
Financials	32.4
Health Care	0.7
Industrials	8.1
Information Technology	19.4
Materials	14.2
Total Investments	99.2
Other Assets Less Liabilities	0.8
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments, as of April 30, 2014.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$512,861	$—	$—	$512,861
China	2,214,843	—	—	2,214,843
Colombia	58,647	—	—	58,647
Czech Republic	185,855	—	—	185,855
Greece	38,917	—	—	38,917
India	186,438	—	—	186,438
Indonesia	353,236	—	—	353,236
Malaysia	63,849	—	—	63,849
Mexico	482,461	—	—	482,461
Peru	99,997	—	—	99,997
Philippines	44,269	—	—	44,269
Qatar	182,441	—	—	182,441
Russian Federation	732,968	—	—	732,968
South Africa	87,385	—	—	87,385
South Korea	2,163,135	—	—	2,163,135
Taiwan	678,759	—	—	678,759
Thailand	140,175	—	—	140,175
Turkey	204,176	—	—	204,176

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Preferred Stock
Brazil	$357,500	$—	$—	$357,500
Colombia	28,892	—	—	28,892
Equity - Linked Securities
India	—	577,684	—	577,684
Total Investments	$8,816,804	$577,684	$—	$9,394,488

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 887

* See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$ 9,599,111
Gross tax appreciation of investments	$559,658
Gross tax depreciation of investments	(764,281)
Net tax depreciation of investments	$(204,623)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $192,729)
Grupo Financiero Galicia S.A. ADR		13,914	$187,282	0.62
IRSA Inversiones y Representaciones S.A. ADR		2,400	31,896	0.11
			219,178	0.73
Brazil (Cost $2,394,443)
ALL - America Latina Logistica S.A.	BRL	41,400	163,948	0.55
GAEC Educacao S.A.	BRL	28,300	319,204	1.07
Iochpe-Maxion S.A.	BRL	54,200	490,285	1.64
Magazine Luiza S.A.	BRL	97,900	335,005	1.12
Tegma Gestao Logistica	BRL	37,400	312,820	1.04
Tupy S.A.	BRL	41,200	329,822	1.10
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	BRL	19,600	303,702	1.01
			2,254,786	7.53
Chile (Cost $1,230,930)
Cia Sud Americana de Vapores S.A.	CLP	4,391,012	209,179	0.70
Empresas La Polar S.A.	CLP	3,713,063	367,388	1.23
Forus S.A.	CLP	64,533	272,197	0.91
Sonda S.A.	CLP	67,644	156,530	0.52
			1,005,294	3.36
China (Cost $7,000,497)
21Vianet Group, Inc. ADR		28,008	672,752	2.25
Anton Oilfield Services Group	HKD	464,000	307,021	1.02
China Dongxiang Group Co.	HKD	1,657,000	292,803	0.98
China Lodging Group Ltd. ADR		13,897	308,375	1.03
Chinasoft International Ltd.		946,000	272,100	0.91
Forgame Holdings Ltd.	HKD	47,000	189,444	0.63
GOME Electrical Appliances Holding Ltd.	HKD	1,746,000	328,799	1.10
Goodbaby International Holdings Ltd.		889,000	487,331	1.63
Hollysys Automation Technologies Ltd.		50,596	1,083,260	3.62
Hydoo International Holding Ltd.	HKD	732,000	295,521	0.99
iKang Healthcare Group, Inc. ADR		18,653	256,106	0.85
Intime Retail Group Co. Ltd.		574,000	563,417	1.88
Ju Teng International Holdings Ltd.	HKD	794,000	586,824	1.96
Kingsoft Corp. Ltd.	HKD	73,000	224,566	0.75
Noah Holdings Ltd. ADR		15,800	212,668	0.71
NVC Lighting Holding Ltd.	HKD	555,000	138,160	0.46
Pan Asia Environmental Protection Group Ltd.		272,000	50,169	0.17
Phoenix New Media Ltd. ADR		28,714	265,605	0.89
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H		220,000	191,824	0.64
Sinovac Biotech Ltd.		24,010	142,619	0.48
SouFun Holdings Ltd. ADR		33,360	392,647	1.31
Xiao Nan Guo Restaurants Holdings Ltd.	HKD	418,000	64,698	0.21
Xinchen China Power Holdings Ltd.	HKD	230,000	124,598	0.42
Zhongsheng Group Holdings Ltd.	HKD	31,500	38,273	0.13
ZTE Corp., Class H	HKD	233,000	475,440	1.59
			7,965,020	26.61
Colombia (Cost $469,027)
Avianca Holdings S.A. ADR		27,053	448,268	1.50
			448,268	1.50

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Egypt (Cost $20,282)
Egyptian Financial Group-Hermes Holding GDR		7,234	$24,885	0.08
			24,885	0.08
Hong Kong (Cost $460,396)
Pacific Basin Shipping Ltd.	HKD	759,000	441,521	1.48
			441,521	1.48
Indonesia (Cost $1,189,487)
Adi Sarana Armada Tbk PT	IDR	3,211,500	83,333	0.28
Bank Tabungan Negara Persero Tbk PT	IDR	2,211,000	220,880	0.74
Berlian Laju Tanker Tbk PT(2)	IDR	4,428,000	37,534	0.12
Ciputra Development Tbk PT	IDR	1,172,100	102,900	0.34
Ciputra Surya Tbk PT	IDR	1,094,000	215,270	0.72
Lippo Karawaci Tbk PT	IDR	3,132,700	289,927	0.97
Wismilak Inti Makmur Tbk PT	IDR	1,536,000	92,998	0.31
			1,042,842	3.48
Malaysia (Cost $785,561)
AirAsia Bhd.	MYR	402,500	273,633	0.91
Landmarks Bhd.	MYR	224,500	76,312	0.26
My EG Services Bhd.	MYR	236,100	199,552	0.67
Tune Ins Holdings Bhd.	MYR	149,900	100,071	0.33
Wah Seong Corp. Bhd.	MYR	293,444	177,028	0.59
			826,596	2.76
Mexico (Cost $950,820)
Cydsa S.A.B. de C.V.	MXN	182,875	355,748	1.19
Grupo Famsa S.A.B. de C.V., Series A	MXN	241,500	331,347	1.11
Qualitas Controladora S.A.B. de C.V.	MXN	124,110	354,702	1.18
			1,041,797	3.48
Philippines (Cost $314,274)
Century Properties Group, Inc.	PHP	2,605,000	86,483	0.29
Filinvest Land, Inc.	PHP	5,802,000	206,935	0.69
			293,418	0.98
Russian Federation (Cost $956,377)
Aeroflot - Russian Airlines OJSC		219,200	313,310	1.05
Aeroflot - Russian Airlines OJSC		50,500	72,181	0.24
TCS Group Holding PLC (Registered)		10,731	63,957	0.21
TMK OAO GDR (Registered)		20,916	166,282	0.56
Yandex N.V., Class A		5,400	143,100	0.48
			758,830	2.54
South Africa (Cost $292,881)
Murray & Roberts Holdings Ltd.	ZAR	101,549	237,451	0.79
			237,451	0.79
South Korea (Cost $3,603,330)
Basic House (The) Co. Ltd.	KRW	14,180	321,805	1.08
BS Financial Group, Inc.	KRW	21,160	323,554	1.08
Daum Communications Corp.	KRW	3,835	277,984	0.93
Dongsung Finetec Co. Ltd.	KRW	28,237	315,627	1.05
Hyundai Department Store Co. Ltd.	KRW	4,127	531,202	1.77
i-SENS, Inc.	KRW	3,101	155,455	0.52
Korean Reinsurance Co.	KRW	30,788	303,917	1.02
LF Corp.	KRW	15,580	404,088	1.35
Medy-Tox, Inc.	KRW	200	29,536	0.10
Modetour Network, Inc.	KRW	11,163	248,475	0.83
Samchuly Bicycle Co. Ltd.	KRW	31,759	539,408	1.80
Soulbrain Co. Ltd.	KRW	2,545	101,352	0.34

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
South Korea - (continued)
Vieworks Co. Ltd.	KRW	1,525	$38,446	0.13
			3,590,849	12.00
Taiwan (Cost $5,674,543)
Capital Securities Corp.	TWD	868,000	297,496	0.99
Chroma ATE, Inc.	TWD	139,000	357,649	1.20
Evergreen Marine Corp. Taiwan Ltd.	TWD	490,000	278,280	0.93
FLEXium Interconnect, Inc.	TWD	70,000	190,079	0.64
Globe Union Industrial Corp.	TWD	409,000	270,202	0.90
Gloria Material Technology Corp.	TWD	428,000	346,533	1.16
Gourmet Master Co. Ltd.		43,000	348,152	1.16
Hung Poo Real Estate Development Corp.	TWD	256,000	228,889	0.76
Innolux Corp.	TWD	816,000	281,025	0.94
Johnson Health Tech Co. Ltd.	TWD	101,505	246,720	0.82
Parade Technologies Ltd.	TWD	38,802	330,867	1.11
Prince Housing & Development Corp.	TWD	478,636	221,106	0.74
Shin Zu Shing Co. Ltd.	TWD	119,000	322,346	1.08
Tainan Spinning Co. Ltd.	TWD	658,465	442,640	1.48
Taiwan Paiho Ltd.	TWD	362,000	474,707	1.59
Taiwan Pelican Express Co. Ltd.	TWD	68,000	116,869	0.39
Taiwan Sanyo Electric Co. Ltd.	TWD	101,150	115,225	0.39
Tripod Technology Corp.	TWD	163,000	320,624	1.07
TTFB Co. Ltd.	TWD	29,000	285,218	0.95
Voltronic Power Technology Corp.	TWD	11,998	78,072	0.26
Wowprime Corp.	TWD	14,000	210,941	0.70
			5,763,640	19.26
Thailand (Cost $1,115,244)
Amata Corp. PCL (Registered)	THB	540,800	262,378	0.88
Hana Microelectronics PCL (Registered)	THB	351,800	350,604	1.17
Jasmine International PCL (Registered)	THB	639,300	163,974	0.55
Supalai PCL	THB	549,400	331,066	1.10
			1,108,022	3.70
Turkey (Cost $467,815)
Turkiye Sise ve Cam Fabrikalari A.S.	TRY	394,858	493,678	1.65
			493,678	1.65
Total Common Stock (Cost $27,118,636)			27,516,075	91.93

Preferred Stock

Brazil (Cost $309,185)
Banco ABC Brasil S.A.	BRL	50,908	297,948	0.99
			297,948	0.99
Total Preferred Stock (Cost $309,185)			297,948	0.99

Equity-Linked Securities

India (Cost $1,633,854)
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		379,113	357,333	1.19
Dewan Housing Finance Corp. Ltd., Issued by Citigroup Global Markets		89,372	335,395	1.12
Glenmark Pharmaceuticals Ltd., Issued by JP Morgan Structured Products		33,003	330,796	1.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
India - (continued)
ING Vysya Bank Ltd., Issued by Merrill Lynch International & Co.		23,161	$217,460	0.73
MT Educare Ltd., Issued by Merrill Lynch International & Co.		86,742	136,121	0.45
Persistent Systems Ltd., Issued by JP Morgan Structured Products		14,067	234,940	0.78
PI Industries Ltd., Issued by Citigroup Global Markets(2)		75,809	314,158	1.05
			1,926,203	6.43
Saudi Arabia (Cost $167,393)
Al Khaleej Training and Education Co., Issued by JP Morgan Structured Products		11,414	169,661	0.57
			169,661	0.57
Total Equity-Linked Securities (Cost $1,801,247)			2,095,864	7.00

Total Investments (Total Cost $29,229,068)			29,909,887	99.92

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			22,456	0.08

Net Assets			$29,932,343	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At April 30, 2014, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	29.1%
Consumer Staples	2.0
Energy	2.2
Financials	17.4
Health Care	3.8
Industrials	16.7
Information Technology	23.4
Materials	4.8
Telecommunication Services	0.5
Total Investments	99.9
Other Assets Less Liabilities	0.1
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$219,178	$—	$—	$219,178
Brazil	2,254,786	—	—	2,254,786
Chile	1,005,294	—	—	1,005,294
China	7,965,020	—	—	7,965,020
Colombia	448,268	—	—	448,268
Egypt	24,885	—	—	24,885
Hong Kong	441,521	—	—	441,521
Indonesia	1,005,308	—	37,534	1,042,842
Malaysia	826,596	—	—	826,596
Mexico	1,041,797	—	—	1,041,797
Philippines	293,418	—	—	293,418
Russian Federation	758,830	—	—	758,830
South Africa	237,451	—	—	237,451
South Korea	3,590,849	—	—	3,590,849
Taiwan	5,763,640	—	—	5,763,640
Thailand	1,108,022	—	—	1,108,022
Turkey	493,678	—	—	493,678
Preferred Stock
Brazil	297,948	—	—	297,948
Equity-Linked Securities
India	—	1,926,203	—	1,926,203
Saudi Arabia	—	169,661	—	169,661
Total Investments	$27,776,489	$2,095,864	$37,534	$29,909,887

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2014 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconcilation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2014:

Category and Subcategory	Beginning Balance at 10/31/2013	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 4/30/2014
Investments, at value Common Stock	$57,744	$—	$—	$—	$—	$(20,210)	$—	$—	$37,534
Total	$57,744	$—	$—	$—	$—	$(20,210)	$—	$—	$37,534

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2014.

Quantitative Information about Level 3 Fair Value Measurements
Ashmore Emerging Markets Small-Cap Equity Fund
	Fair Value at 4/30/2014	Valuation Techniques	Unobservable Input		Actual
Common Stocks	$37,534	Discount from last traded price	Discount Percentage	(a)	50%

(a)	Represents discount to last publicly traded price reported on applicable market.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Month Period Ended
April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(4,060)

*	See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$ 29,326,691
Gross tax appreciation of investments	$2,749,461
Gross tax depreciation of investments	(2,166,265)
Net tax appreciation of investments	$583,196

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $117,279)
Banco Macro S.A. ADR		1,748	$53,419	0.77
BBVA Banco Frances S.A. ADR		1,945	19,061	0.28
Grupo Financiero Galicia S.A. ADR		5,025	67,636	0.98
			140,116	2.03
China (Cost $149,082)
SouFun Holdings Ltd. ADR		12,133	142,805	2.07
			142,805	2.07
Georgia (Cost $34,096)
Bank of Georgia Holdings PLC	GBP	947	41,620	0.60
			41,620	0.60
Kazakhstan (Cost $4,877)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		609	5,481	0.08
			5,481	0.08
Kenya (Cost $65,044)
Co-operative Bank of Kenya (The) Ltd.	KES	65,946	17,243	0.25
Equity Bank Ltd.	KES	130,900	57,544	0.84
			74,787	1.09
Kuwait (Cost $82,294)
Kuwait Projects Co. Holding KSCP	KWD	31,500	82,924	1.20
			82,924	1.20
Latvia (Cost $19,242)
Grindeks AS	EUR	1,596	15,499	0.23
			15,499	0.23
Lithuania (Cost $139,380)
City Service AB	EUR	25,832	58,416	0.85
Siauliu Bankas	EUR	214,857	86,444	1.25
			144,860	2.10
Morocco (Cost $72,952)
Douja Promotion Groupe Addoha S.A.	MAD	10,615	78,565	1.14
			78,565	1.14
Nigeria (Cost $432,552)
FBN Holdings PLC	NGN	628,654	55,411	0.80
Guaranty Trust Bank PLC	NGN	549,347	89,694	1.30
MAY & Baker Nigeria PLC	NGN	728,436	8,071	0.12
PZ Cussons Nigeria PLC	NGN	51,797	11,607	0.17
UAC of Nigeria PLC	NGN	434,030	152,809	2.21
Zenith Bank PLC	NGN	599,026	84,643	1.23
			402,235	5.83
Philippines (Cost $448,281)
Bloomberry Resorts Corp.		518,000	140,597	2.04
Century Properties Group, Inc.	PHP	5,021,000	166,691	2.42
GT Capital Holdings, Inc.	PHP	2,830	55,038	0.80
Philweb Corp.		84,100	9,640	0.14
Vista Land & Lifescapes, Inc.	PHP	576,100	77,925	1.13
			449,891	6.53
Poland (Cost $71,364)
Berling S.A.	PLN	1,229	3,045	0.04
Ergis-Eurofilms S.A.	PLN	15,413	19,243	0.28
Libet S.A.	PLN	10,252	10,903	0.16
Tarczynski S.A.	PLN	2,369	9,507	0.14
Vistal Gdynia S.A.	PLN	5,610	29,276	0.42
			71,974	1.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Qatar (Cost $1,136,020)
Barwa Real Estate Co.	QAR	7,405	$76,270	1.11
Commercial Bank of Qatar (The) QSC	QAR	2,227	41,777	0.61
Doha Bank QSC		17,047	303,871	4.41
Ooredoo QSC	QAR	3,538	142,847	2.07
Qatar Industrial Manufacturing Co.	QAR	10,467	134,832	1.95
Qatar Insurance Co. SAQ	QAR	14,518	310,230	4.50
Qatar National Bank	QAR	4,325	225,703	3.27
Qatar National Cement Co.	QAR	927	36,155	0.52
Qatar Navigation	QAR	2,077	55,906	0.81
			1,327,591	19.25
Romania (Cost $99,874)
Banca Transilvania	RON	232,334	130,387	1.89
			130,387	1.89
Russia (Cost $384,671)
LSR Group GDR (Registered)		19,004	56,822	0.83
Yandex N.V., Class A		11,300	299,450	4.34
			356,272	5.17
United Arab Emirates (Cost $1,610,774)
Aldar Properties PJSC	AED	402,440	440,466	6.39
Drake & Scull International	AED	463,734	212,111	3.08
Dubai Islamic Bank PJSC	AED	195,022	359,996	5.22
Emaar Properties PJSC	AED	134,548	399,290	5.79
Emirates REIT CEIC Ltd.		69,458	99,325	1.44
Mashreqbank PSC	AED	5,735	184,247	2.67
Union National Bank PJSC	AED	167,888	329,107	4.77
			2,024,542	29.36
Zimbabwe (Cost $92,459)
CBZ Holdings Ltd.		605,850	90,878	1.32
			90,878	1.32
Total Common Stock (Cost $4,960,241)			5,580,427	80.93

Equity-Linked Securities

Saudi Arabia (Cost $225,082)
Al Khaleej Training and Education Co., Issued by JP Morgan Structured Products		11,914	177,100	2.57
Saudi Hollandi Bank, Issued by Deutsche Bank A.G. London		13,050	138,557	2.01
			315,657	4.58
Tanzania (Cost $727)
Standard Bank PLC		144	700	0.01
			700	0.01
United Arab Emirates (Cost $80,604)
Aramex PJSC, Issued by Merill Lynch International & Co.		110,689	94,628	1.37
			94,628	1.37
Total Equity-Linked Securities (Cost $306,413)			410,985	5.96

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Investment Companies
db x-trackers MSCI Bangladesh IM TRN Index UCITS ETF	EUR	90,748	$89,024	1.29
db x-trackers MSCI Pakistan IM TRN Index UCITS ETF	EUR	142,491	277,929	4.03
Fondul Proprietatea S.A.	RON	1,175,372	279,255	4.05
Market Vectors Vietnam ETF		7,691	154,281	2.24
Total Investment Companies (Cost $795,011)			800,489	11.61

Total Investments (Total Cost $6,061,665)			6,791,901	98.50

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			103,656	1.50

Net Assets			$6,895,557	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At April 30, 2014, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	4.7%
Consumer Staples	0.3
Financials	74.9
Health Care	0.3
Industrials	8.8
Information Technology	6.4
Materials	1.0
Telecommunication Services	2.1
Total Investments	98.5
Other Assets Less Liabilities	1.5
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, as of April 30, 2014.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$140,116	$—	$—	$140,116
China	142,805	—	—	142,805
Georgia	41,620	—	—	41,620
Kazakhstan	5,481	—	—	5,481
Kenya	74,787	—	—	74,787
Kuwait	82,924	—	—	82,924
Latvia	15,499	—	—	15,499
Lithuania	144,860	—	—	144,860
Morocco	78,565	—	—	78,565

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Nigeria	$402,235	$—	$—	$402,235
Philippines	449,891	—	—	449,891
Poland	71,974	—	—	71,974
Qatar	1,327,591	—	—	1,327,591
Romania	130,387	—	—	130,387
Russia	356,272	—	—	356,272
United Arab Emirates	2,024,542	—	—	2,024,542
Zimbabwe	90,878	—	—	90,878
Equity Linked Securities
Saudi Arabia	—	315,657	—	315,657
Tanzania	—	700	—	700
United Arab Emirates	—	94,628	—	94,628
Investment Companies	800,489	—	—	800,489

Total Investments	$6,380,916	$410,985	$—	$6,791,901

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on November 5, 2013 throughApril 30, 2014, there were no transfers between Level 1, Level 2 and Level 3 classifications. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended April 30, 2014:

Derivatives Not Accounted
for as Hedging Instruments
Foreign
Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(5,098)

*	See note 9 in the Notes to the Financial Statements for additional information.

At April 30, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,062,210
Gross tax appreciation of investments	$886,764
Gross tax depreciation of investments	(157,073)
Net tax appreciation of investments	$729,691

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2014 (Unaudited)

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust includes eight funds as of April 30, 2014, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund (each a “Fund” and collectively, the “Funds”) are separate investment funds of the Trust. Effective February 28, 2014, the Ashmore Emerging Markets Sovereign Debt Fund changed its name to Ashmore Emerging Markets Debt Fund. Each of the Funds, except Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, are non-diversified. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” Each of the Funds is presented herein.

On December 8, 2010, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund commenced investment operations. Effective May 12, 2011, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund began to offer Class A and C shares (“Retail Shares”). On June 22, 2011, the Ashmore Emerging Markets Equity Fund – Institutional Class commenced investment operations. On October 4, 2011, the Ashmore Emerging Markets Small-Cap Equity Fund – Institutional Class commenced investment operations. On September 30, 2011, the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund launched Class A and C shares. Class A shares for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund were initially offered on February 27, 2012 and February 1, 2012, respectively. Class C shares for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund were initially offered on August 24, 2012. On November 5, 2013, the Ashmore Emerging Markets Frontier Equity Fund – Institutional Class commenced investment operations.

Ashmore Investment Management Limited (“Ashmore” or the “Investment Manager” or “AIML”) serves as investment manager to the Funds. The Investment Manager has retained Ashmore Equities Investment Management (U.S.) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Investment Manager believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Investment Manager may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods and guidelines for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for applying the valuation methods.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to Funds’ management.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. Aside from the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. Aside from the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with a simultaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

3. Principal risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. For more information, please see the Funds’ prospectuses.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Currency Management Strategies Risk

Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Funds’ exposure to currencies and currency exchange rates and could result in losses to the Funds if currencies do not perform as the Investment Manager or the Subadviser, as applicable, anticipate.

Currency Risk

Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Funds’ investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies.

Derivatives Risk

Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, and valuation risks, as well as the risk of losing more than the principal amount invested.

Emerging Markets Risk

Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies.

Equity Securities Risk

Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk

Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. A Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries due to the extent that it focuses its investments.

Foreign Investment Risk

Investments in foreign (non-U.S.) issuers, directly or through the use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes. Investing in foreign securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in the securities of U.S. issuers.

Geographic Focus Risk

The Funds may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Funds focus their investments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

High Yield Risk

Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation/Deflation Risk

The value of the Funds’ investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy, there may be an adverse effect on the creditworthiness of issuers in whose securities the Funds invest and an increase in the likelihood of issuer defaults.

Interest Rate Risk

Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment.

Issuer Non-Diversification Risk

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and the Ashmore Emerging Markets Total Return Fund are “non-diversified” and are therefore more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, as well as the risks of a single economic, political or regulatory occurrence, than funds that are “diversified”.

Issuer Risk

The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk

The use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase the volatility of the Funds’ investment portfolio and magnify the Funds’ investment losses or gains.

Liquidity Risk

Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

Over-the-Counter Risk

Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. The prices paid by the Funds in over-the-counter transactions may include an undisclosed dealer markup.

Small and Mid-Sized Companies Risk

Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk.

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements

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for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued based on evaluations provided by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment rates, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs to those described above are typically categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until their settlement at the forward settlement date and are typically categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter derivative financial instruments, such as foreign currency contracts, option contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or

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pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

5. Capital share transactions

Transactions in Class A shares for the period ended April 30, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	613,022	$5,620,279	9,308	$85,019	(43,833)	$(401,819)	578,497	$5,303,479

Ashmore Emerging Markets Local Currency Bond Fund	12,432	103,941	1,842	15,766	(92,916)	(804,699)	(78,642)	(684,992)
Ashmore Emerging Markets Currency Fund	-	-	8	60	-	-	8	60
Ashmore Emerging Markets Debt Fund	10	95	34	289	(6)	(54)	38	330
Ashmore Emerging Markets Total Return Fund	199,564	1,759,623	28,617	255,301	(502,937)	(4,494,849)	(274,756)	(2,479,925)

Ashmore Emerging Markets Equity Fund	621	5,688	-	-	(97)	(911)	524	4,777
Ashmore Emerging Markets Small-Cap Equity Fund	7,608	71,998	2,274	21,600	(336)	(3,262)	9,546	90,336

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Transactions in Class C shares for the period ended April 30, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	8,958	$82,000	549	$5,023	-	$-	9,507	$87,023
Ashmore Emerging Markets Local Currency Bond Fund	6,372	55,150	137	1,165	(1,294)	(11,088)	5,215	$45,227
Ashmore Emerging Markets Currency Fund	-	-	8	58	-	-	8	$58
Ashmore Emerging Markets Debt Fund	-	-	24	205	-	-	24	$205
Ashmore Emerging Markets Total Return Fund	32,535	285,092	2,511	22,391	(43,440)	(384,373)	(8,394)	$(76,890)
Ashmore Emerging Markets Equity Fund	-	-	-	-	-	-	-	$-
Ashmore Emerging Markets Small-Cap Equity Fund	243	2,500	86	875	-	-	329	$3,375
Transactions in Institutional Class shares for the period ended April 30, 2014, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	12,172,806	$115,922,399	46,368	$440,498	(5,292,097)	$(50,334,486)	6,927,077	$66,028,411
Ashmore Emerging Markets Local Currency Bond Fund	342,527	3,074,366	156,324	1,383,075	(1,195,669)	(10,637,545)	(696,818)	$(6,180,104)
Ashmore Emerging Markets Currency Fund	389,765	3,500,090	75,239	635,250	(3,191,554)	(28,661,776)	(2,726,550)	$(24,526,436)
Ashmore Emerging Markets Debt Fund	505,571	5,000,089	120,493	1,031,466	(2,875,904)	(28,442,694)	(2,249,840)	$(22,411,139)
Ashmore Emerging Markets Total Return Fund	17,573,099	159,036,666	2,842,397	25,696,188	(10,837,863)	(96,997,312)	9,577,633	$87,735,542
Ashmore Emerging Markets Equity Fund	11,006	98,920	125	1,151	(664)	(5,779)	10,467	$94,292
Ashmore Emerging Markets Small-Cap Equity Fund	244,907	2,910,935	157,028	1,849,794	(200,808)	(2,388,330)	201,127	$2,372,399
Ashmore Emerging Markets Frontier Equity Fund	628,185	6,265,549	3,193	32,793	(33)	(338)	631,345	$6,298,004

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Capital shares

Class A or Class C shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge for Class A shares. Institutional Class shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at general meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

6. Investment transactions

For the period ended April 30, 2014, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$136,724,945	$69,904,718
Ashmore Emerging Markets Local Currency Bond Fund	34,408,330	40,173,926
Ashmore Emerging Markets Currency Fund	5,789,562	10,748,703
Ashmore Emerging Markets Debt Fund	7,196,018	28,467,994
Ashmore Emerging Markets Total Return Fund	356,870,041	247,810,616
Ashmore Emerging Markets Equity Fund	3,785,983	3,695,900
Ashmore Emerging Markets Small-Cap Equity Fund	17,880,732	17,444,733
Ashmore Emerging Markets Frontier Equity Fund	9,210,435	3,016,248

7. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At October 31, 2013, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Fund	October 31, 2019
Ashmore Emerging Markets Currency Fund	$(4,413)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ending October 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2013	Long-Term Capital Loss Carryforward at October 31, 2013
Ashmore Emerging Markets Equity Fund	$(942,923)	$ -
Ashmore Emerging Markets Currency Fund	(44,625)	(68,845)

The Funds in the above two tables may offset future capital gains with these capital loss carryforwards.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on

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As of April 30, 2014 (Unaudited)

the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the statement of operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2013, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earning (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$ -	$ -	$ (218,480)	$ (2,688,788)	$ (2,907,268)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(104,274)	(3,924,279)	(4,028,553)
Ashmore Emerging Markets Currency Fund	622,022	-	(143,128)	(467,621)	11,273
Ashmore Emerging Markets Debt Fund	13,326	821,553	(35,860)	(534,447)	264,572
Ashmore Emerging Markets Total Return Fund	7,790,206	1,676,596	(653,567)	(28,859,211)	(20,045,976)
Ashmore Emerging Markets Equity Fund	-	-	(943,327)	261,089	(682,238)
Ashmore Emerging Markets Small-Cap Equity Fund	1,549,360	459,778	-	2,548,009	4,557,147

The taxable character of distributions paid during the fiscal year ended October 31, 2013, were as follows:

	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$ 4,151,090	$ 188,914	$ 94,032	$ 60,526	$ 4,494,562
Ashmore Emerging Markets Local Currency Bond Fund	1,840,202	170,289	62,101	1,647,588	3,720,180
Ashmore Emerging Markets Currency Fund	1,924,560	-	-	-	1,924,560
Ashmore Emerging Markets Debt Fund	1,617,246	64,886	61,828	-	1,743,960
Ashmore Emerging Markets Total Return Fund	32,834,581	2,162,733	177,936	-	35,175,250
Ashmore Emerging Markets Equity Fund	67,868	-	-	6,780	74,648
Ashmore Emerging Markets Small-Cap Equity Fund	18,498	1,154,277	30,847	-	1,203,622

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

8. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 7 for further details.

9. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in Note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds use derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds have entered into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

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A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

For the period ended April 30, 2014, the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds have entered into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the schedules of investments.

For the period ended April 30, 2014, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund had average contract notional exposures of $2,309,091, $188,646,951, $59,417,770, $10,960,428, $325,571,266, $264,487, $85,827 and $948,258, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in U.S. dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

For the period ended April 30, 2014, the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur.

For the period ended April 30, 2014, the Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund and Ashmore Emerging Markets Total Return Fund had average notional exposures of $4,184,772, $302,956 and $9,248,342, respectively, related to swap agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statements of assets and liabilities. In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective prospectively for interim or annual periods beginning on or after January 1, 2013. Below is the information as of April 30, 2014 for the Funds.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Offsetting of Financial Assets and Derivative Assets as of April 30, 2014

Ashmore Emerging Markets Corporate Debt Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Assets	Collateral Received	Net Exposure

Forwards	Barclays Wholesale GTS	$5,155	$-	$5,155	$(5,155)	$-
Forwards	Chase Manhattan Bank London	65	-	65	(65)	-
Forwards	Standard Chartered London	30	-	30	(30)	-

	Total	$5,250	$-	$5,250	$(5,250)	$-

Ashmore Emerging Markets Local Currency Bond Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Assets	Collateral Received	Net Exposure
Forwards	Barclays Wholesale GTS	$44,136	$-	$44,136	$(44,136)	$-
Forwards	Chase Manhattan Bank London	27,371	-	27,371	(27,371)	-
Forwards	Citibank London	48,713	-	48,713	(48,713)	-
Forwards	Credit Suisse Financial Products	4,681	-	4,681	(4,681)	-
Forwards	CSFB Global Foreign Exchange London	22,003	-	22,003	(22,003)	-
Forwards	Deutsche Bank London	24,439	-	24,439	(24,439)	-
Forwards	Goldman Sachs International Ltd. London	8,638	-	8,638	(8,638)	-
Forwards	HSBC Bank PLC	208,904	(1,971)	206,933	(206,933)	-
Forwards	Merrill Lynch International	11,979	-	11,979	(11,979)	-
Forwards	Morgan Stanley & Co. International	5,589	-	5,589	(5,589)	-
Forwards	Santander UK PLC	29,254	-	29,254	(29,254)	-
Forwards	Standard Chartered London	141,950	-	141,950	(141,950)	-
Forwards	Union Bank of Switzerland - London	9,204	(54)	9,150	(9,150)	-
Swap Agreements	Barclays Capital	1,364	-	1,364	(1,364)	-
Swap Agreements	HSBC	69,831	(2,303)	67,528	(67,528)	-

	Total	$658,056	$(4,328)	$653,728	$(653,728)	$-

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Ashmore Emerging Markets Currency Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Assets	Collateral Received	Net Exposure
Forwards	Barclays Wholesale GTS	$23,998	$(4)	$23,994	$(23,994)	$-
Forwards	Chase Manhattan Bank London	4,387	-	4,387	(4,387)	-
Forwards	Citibank London	10,672	-	10,672	(10,672)	-
Forwards	CSFB Global Foreign Exchange London	3,143	-	3,143	(3,143)	-
Forwards	Deutsche Bank London	1,566	-	1,566	(1,566)	-
Forwards	Goldman Sachs International Ltd. London	9,805	-	9,805	(9,805)	-
Forwards	HSBC Bank PLC	126,713	-	126,713	(126,713)	-
Forwards	Merrill Lynch International	6,413	-	6,413	(6,413)	-
Forwards	Morgan Stanley & Co. International	640	-	640	(640)	-
Forwards	Santander UK PLC	4,240	-	4,240	(4,240)	-
Forwards	Standard Chartered London	113,998	-	113,998	(113,998)	-
Forwards	Union Bank of Switzerland - London	5,467	-	5,467	(5,467)	-

	Total	$311,042	$(4)	$311,038	$(311,038)	$-

Ashmore Emerging Markets Debt Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Assets	Collateral Received	Net Exposure
Forwards	Barclays Wholesale GTS	$1	$(1)	$-	$-	$-

	Total	$1	$(1)	$-	$-	$-

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Ashmore Emerging Markets Total Return Fund

Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Assets	Collateral Received	Net Exposure

Forwards	ANZ Banking Corp. Melbourne	$315	$-	$315	$(315)	$-
Forwards	Barclays Wholesale GTS	265,913	(13,137)	252,776	(252,776)	-
Forwards	Chase Manhattan Bank London	112,429	-	112,429	(112,429)	-
Forwards	Citibank London	213,797	(3,967)	209,830	(209,830)	-
Forwards	Credit Suisse Financial Products	14,179	-	14,179	(14,179)	-
Forwards	CSFB Global Foreign Exchange London	89,344	-	89,344	(89,344)	-
Forwards	Deutsche Bank London	127,371	(1,332)	126,039	(126,039)	-
Forwards	Goldman Sachs International Ltd. London	12,075	-	12,075	(12,075)	-
Forwards	HSBC Bank PLC	718,016	(5,925)	712,091	(712,091)	-
Forwards	Merrill Lynch International	83,203	-	83,203	(83,203)	-
Forwards	Morgan Stanley & Co. International	41,432	-	41,432	(41,432)	-
Forwards	Santander UK PLC	125,919	-	125,919	(125,919)	-
Forwards	Standard Chartered London	1,058,459	-	1,058,459	(1,058,459)	-
Forwards	Union Bank Of Switzerland - London	100,425	-	100,425	(100,425)	-
Swap Agreements	HSBC	64,973	-	64,973	(64,973)	-

	Total	$3,027,850	$(24,361)	$3,003,489	$(3,003,489)	$-

Offsetting of Financial Liabilities and Derivative Liabilities as of April 30, 2014

Ashmore Emerging Markets Corporate Debt Fund

Derivative Instruments	Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Liabilities	Collateral Pledged	Net Exposure

Forwards	Barclays Wholesale GTS	$(47,484)	$-	$(47,484)	$47,484	$-
Forwards	Chase Manhattan Bank London	(85)	-	(85)	85	-
Forwards	Citibank London	(9,757)	-	(9,757)	9,757	-
Forwards	Deutsche Bank London	(4,215)	-	(4,215)	4,215	-
Forwards	Goldman Sachs International Ltd. London	(120,790)	-	(120,790)	120,790	-
Forwards	HSBC Bank PLC	(16,374)	-	(16,374)	16,374	-
Forwards	Standard Chartered London	(2)	-	(2)	2	-

	Total	$(198,707)	$-	$(198,707)	$198,707	$-

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Ashmore Emerging Markets Local Currency Bond Fund

Derivative Instruments	Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Liabilities	Collateral Pledged	Net Exposure

Forwards	Barclays Wholesale GTS	$(35,540)	$-	$(35,540)	$35,540	$-
Forwards	BNP Paris	(345)	-	(345)	345	-
Forwards	Citibank London	(26,958)	-	(26,958)	26,958	-
Forwards	CSFB Global Foreign Exchange London	(553)	-	(553)	553	-
Forwards	Deutsche Bank London	(36,355)	-	(36,355)	36,355	-
Forwards	Goldman Sachs International Ltd. London	(1,040)	-	(1,040)	1,040	-
Forwards	HSBC Bank PLC	(147,289)	1,971	(145,318)	145,318	-
Forwards	Merrill Lynch International	(9,978)	-	(9,978)	9,978	-
Forwards	Morgan Stanley & Co. International	(270)	-	(270)	270	-
Forwards	Standard Chartered London	(97,195)	-	(97,195)	97,195	-
Forwards	Union Bank of Switzerland - London	(3,246)	54	(3,192)	3,192	-
Swap Agreements	Barclays Capital	(22,014)	-	(22,014)	22,014	-
Swap Agreements	HSBC	(14,780)	2,303	(12,477)	12,477	-
Swap Agreements	Morgan Stanley	(13,223)	-	(13,223)	13,223	-

	Total	$(408,786)	$4,328	$(404,458)	$404,458	$-

Ashmore Emerging Markets Currency Fund

Derivative Instruments	Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Liabilities	Collateral Pledged	Net Exposure

Forwards	Barclays Wholesale GTS	$(10,304)	$4	$(10,300)	$10,300	$-
Forwards	BNP Paris	(47)	-	(47)	47	-
Forwards	Chase Manhattan Bank London	(244)	-	(244)	244	-
Forwards	Citibank London	(3,589)	-	(3,589)	3,589	-
Forwards	CSFB Global Foreign Exchange London	(33)	-	(33)	33	-
Forwards	Deutsche Bank London	(8,209)	-	(8,209)	8,209	-
Forwards	Goldman Sachs International Ltd. London	(297)	-	(297)	297	-
Forwards	HSBC Bank PLC	(77,668)	-	(77,668)	77,668	-
Forwards	Merrill Lynch International	(2,327)	-	(2,327)	2,327	-
Forwards	Morgan Stanley & Co. International	(58)	-	(58)	58	-
Forwards	Northern Trust Co. London	(15)	-	(15)	15	-
Forwards	Standard Chartered London	(98,831)	-	(98,831)	98,831	-
Forwards	Union Bank of Switzerland - London	(6,781)	-	(6,781)	6,781	-

	Total	$(208,403)	$4	$(208,399)	$208,399	$-

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Ashmore Emerging Markets Debt Fund

Derivative Instruments	Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities		Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Liabilities		Collateral Pledged		Net Exposure

Forwards	Barclays Wholesale GTS	$(564)		$1	$(563)		$563		$-
Forwards	Deutsche Bank London	-	*	-	-	*	-	*	-
Forwards	Goldman Sachs International Ltd. London	(19)		-	(19)		19		-
Reverse Repurchase Agreements	ING	(555,055)		-	(555,055)		555,055		-
Reverse Repurchase Agreements	J.P. Morgan	(119,232)		-	(119,232)		119,232		-
Reverse Repurchase Agreements	Morgan Stanley	(28,402)		-	(28,402)		28,402		-

	Total	$(703,272)		$1	$(703,271)		$703,271		$-

*	Amount rounds to less than one dollar.

Ashmore Emerging Markets Total Return Fund

Derivative Instruments	Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Financial Instruments Available to Offset	Net Amounts of Liabilities	Collateral Pledged	Net Exposure

Forwards	ANZ Banking Corp. Melbourne	$(1,589)	$-	$(1,589)	$1,589	$-
Forwards	Barclays Wholesale GTS	(164,712)	13,137	(151,575)	151,575	-
Forwards	BNP Paris	(2,551)	-	(2,551)	2,551	-
Forwards	Chase Manhattan Bank London	(7,506)	-	(7,506)	7,506	-
Forwards	Citibank London	(135,295)	3,967	(131,328)	131,328	-
Forwards	CSFB Global Foreign Exchange London	(4,726)	-	(4,726)	4,726	-
Forwards	Deutsche Bank London	(79,346)	1,332	(78,014)	78,014	-
Forwards	Goldman Sachs International Ltd. London	(29,978)	-	(29,978)	29,978	-
Forwards	HSBC Bank PLC	(392,054)	5,925	(386,129)	386,129	-
Forwards	Merrill Lynch International	(83,065)	-	(83,065)	83,065	-
Forwards	Morgan Stanley & Co. International	(2,061)	-	(2,061)	2,061	-
Forwards	Northern Trust Co. London	(747)	-	(747)	747	-
Forwards	Standard Chartered London	(941,356)	-	(941,356)	941,356	-
Forwards	Union Bank Of Switzerland - London	(104,938)	-	(104,938)	104,938	-
Reverse Repurchase Agreements	Credit Suisse	(2,812,400)	-	(2,812,400)	2,812,400	-
Reverse Repurchase Agreements	J.P. Morgan	(2,256,445)	-	(2,256,445)	2,256,445	-
Swap Agreements	Barclays Capital	(32,834)	-	(32,834)	32,834	-
Swap Agreements	HSBC	(18,437)	-	(18,437)	18,437	-
Swap Agreements	Morgan Stanley	(17,191)	-	(17,191)	17,191	-

	Total	$(7,087,231)	$24,361	$(7,062,870)	$7,062,870	$-

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

10. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Currency Fund	0.85%
Ashmore Emerging Markets Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2015, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Currency Fund	1.15%	1.90%	0.87%
Ashmore Emerging Markets Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	-	-	1.52%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amounts subject to recovery in future years are shown below:

	Expiration Date October 31,
Fund	2014	2015	2016	2017	Total
Ashmore Emerging Markets Corporate Debt Fund	$288,226	$209,250	$223,515	$147,206	$868,197
Ashmore Emerging Markets Local Currency Bond Fund	317,796	274,477	212,015	115,729	920,017
Ashmore Emerging Markets Currency Fund	301,223	258,326	194,284	91,155	844,988
Ashmore Emerging Markets Debt Fund	284,198	230,499	173,356	82,069	770,122
Ashmore Emerging Total Return Fund	314,416	452,094	619,476	348,085	1,734,071
Ashmore Emerging Markets Equity Fund	136,121	253,176	147,340	78,549	615,186
Ashmore Emerging Markets Small-Cap Equity Fund	111,464	225,857	158,906	83,244	579,471
Ashmore Emerging Markets Frontier Equity Fund	-	-	-	113,084	113,084

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Institutional Class
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%

Distribution fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $20 million and $5 million, respectively.

As of April 30, 2014, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Currency Fund	35.44%
Ashmore Emerging Markets Debt Fund	97.94%
Ashmore Emerging Markets Equity Fund	65.03%
Ashmore Emerging Markets Small Cap Equity Fund	52.89%
Ashmore Emerging Markets Frontier Equity Fund	79.59%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Corporate Debt Fund	Class A	2	16.56%, 8.87%
	Class C	6	27.99%, 13.88%, 11.94%, 11.57%, 10.91%, 10.82%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	35.64%, 19.42%, 8.72%
	Class C	7	25.08%, 13.57%, 12.84%, 11.30%, 9.09%, 8.89%, 7.25%
	Class I	6	33.04%, 30.79%, 6.84%, 5.52%, 5.52%, 5.17%
Ashmore Emerging Markets Currency Fund	Class A	1	100.00%
	Class C	1	100.00%
	Class I	1	58.24%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Debt Fund	Class A	2	73.18%, 26.82%
	Class C	1	100.00%
Ashmore Emerging Total Return Fund	Class A	3	10.73%, 7.75%, 6.39%
	Class C	4	31.82%, 24.53%, 5.38%, 5.13%
	Class I	5	19.34%, 10.99%, 8.47%, 5.70%, 5.48%
Ashmore Emerging Markets Equity Fund	Class A	4	42.34%, 33.84%, 9.05%, 8.85%
	Class C	1	100.00%
	Class I	2	15.90%, 9.61%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	37.65%, 16.29%, 13.39%, 13.02%, 10.93%
	Class C	3	73.72%, 17.87%, 8.41%
	Class I	2	28.76%, 12.34%
Ashmore Emerging Markets Frontier Equity Fund	Class I	1	19.54%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2014 (Unaudited)

11. Financial instruments with off-balance sheet risk and concentration of credit risk

Derivative financial instruments may result in off-balance sheet market and credit risk. Market risk is the possibility that future changes in market price may make a financial instrument less valuable. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities.

Credit risk is the risk that the counterparty will default and fail to fulfill the terms of the agreement.

Derivative risk exposures are discussed in note 9.

12. Subsequent events

On May 7, 2014, the Trust launched the Emerging Markets Frontier Equity Fund Class A and C shares.

On June 24, 2014, the Trust launched the Emerging Markets Short Duration Fund Institutional Class.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of April 30, 2014 (Unaudited)

ADVISORY AGREEMENT APPROVAL

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on March 25, 2014, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the continuation of the Investment Management Agreement between Ashmore Investment Management Limited (“AIML”) and the Trust, on behalf of each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund (formerly, the Ashmore Emerging Markets Sovereign Debt Fund), Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Total Return Fund (the “Non-Subadvised Funds”) and Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (the “Subadvised Funds,” and together with the Non-Subadvised Funds, the “Funds”) and the Sub-Advisory Agreement between AIML and Ashmore EMM, L.L.C, a majority-owned subsidiary of AIML (“Ashmore EMM”) for the management of the Subadvised Funds (each, an “Agreement,” and collectively, the “Agreements”). In determining to approve the continuation of the Agreements for a one-year period, the Trustees considered all factors that it believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIML had provided, certain information the Independent Trustees considered relevant to their evaluation. The Independent Trustees discussed the information over the course of several different occasions, without representatives of AIML present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services provided by AIML to all of the Funds and by Ashmore EMM to the Subadvised Funds.

AIML’s Services

The Board considered information regarding the overall organization and resources of AIML, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds. The Board reviewed AIML’s key personnel who provide investment management services to the Funds, as well as the fact that, under the Agreements, AIML has the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions.

The Board considered that AIML’s duties include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Funds’ investment policies and restrictions, the 1940 Act and other relevant laws (iii) supervision of the investment management and other services provided by Ashmore EMM to the Subadvised Funds; and (iv) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIML (except to the extent such salaries, fees and expenses are paid by another AIML affiliate other than the trust or a Fund). The Board also evaluated the significant compliance resources available to and utilized by AIML.

Ashmore EMM’s Services to the Subadvised Funds

The Board’s consideration of the services provided by Ashmore EMM included a review of its senior management, portfolio managers and other personnel providing investment management services to the Subadvised Funds, its investment philosophy, style and processes, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers. In their deliberations with respect to the Subadvised Funds, the Board considered AIML’s relationship with Ashmore

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2014 (Unaudited)

EMM. The Board also considered Ashmore EMM’s breadth and depth of experience and investment results in managing other accounts similar to the Subadvised Funds. The Board reviewed information concerning Ashmore EMM’s historical investment results in managing accounts in a manner substantially similar to the Subadvised Funds.

Investment Performance

In considering each Fund’s performance, the Board requested and received from AIML data compiled by Lipper Inc. (“Lipper”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Board considered the performance of the Funds in light of their respective investment objectives on a comparable basis relative to the Funds’ peers. The Board received performance information for Institutional Shares for the one-, two- and three-year periods ended December 31, 2013 for the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund (the performance presented being that of its previous emerging markets sovereign debt strategy pursued during those periods), Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Total Return Fund. The Board received performance information for Institutional Shares for the one- and two-year periods ended December 31, 2013 for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund. In considering such comparative data, the Trustees noted the specialized nature and focus of many of the Funds, and for certain Funds the limited number of peer group funds, particularly for the longer performance periods.

The Board noted that the Ashmore Emerging Markets Corporate Debt Fund placed 2nd out of nine, 1st out of seven and 2nd out of four in its peer group for the one-, two- and three-year periods, respectively, while ranking in the 1st, 1st and 2nd quintiles in its larger universe for the same three periods.

They observed that the Ashmore Emerging Markets Currency Fund placed 3rd out of five, 3rd out of three and 2nd out of two in its peer group for the one-, two- and three-year periods, respectively, while ranking in the 4th, 2nd and 4th quintiles in its larger universe for the same three periods.

The Board noted that the Ashmore Emerging Markets Debt Fund placed 4th out of five, 3rd out of three and 2nd out of two in its peer group for the one-, two- and three-year periods, respectively, while ranking in the 5th, 5th and 4th quintiles in its larger universe for the same three periods.

The Board observed that Ashmore Emerging Markets Equity Fund placed 6th of sixteen and 5th out of eight in its peer group for the one- and two-year periods, respectively, while ranking in the 2nd quintile in its larger universe for both of the same periods.

They observed that the Ashmore Emerging Markets Local Currency Bond Fund placed 9th out of ten, 5th out of nine and 3rd out of five in its peer group for the one-, two and three-year periods, respectively, while ranking in the 4th, 3rd and 3rd quintiles in its larger universe for the same three periods.

The Board noted that the Ashmore Emerging Markets Small-Cap Equity Fund placed 3rd and 5th out of five in its peer group for the one- and two-year periods, respectively, while ranking in the 1st quintile in its larger universe for both of the same periods.

They observed that the Ashmore Emerging Markets Total Return Fund placed 4th out of seven, 3rd out of four and 2nd out of two in its peer group for the one-, two and three-year periods, respectively, while ranking in the 3rd, 2nd and 5th quintiles in its larger universe for the same three periods.

The Board also took into account AIML’s explanation for the comparative underperformance of certain Funds; specifically that the Funds had exposure to certain types of investments that had underperformed other types of emerging market asset classes over the relevant time periods. The Board also noted the favorable longer-term track record of AIML and Ashmore EMM in managing accounts having similar strategies as the Funds.

The Board concluded that it was satisfied with the nature, extent and quality of services provided by AIML to each Fund and that there was a reasonable basis on which to conclude that each Fund would continue to benefit from the services provided by AIML. The Board separately concluded that it was satisfied with the nature, extent and quality of services provided to the Subadvised Funds by Ashmore EMM and that there was a reasonable basis on which to conclude that the Subadvised Funds would continue to benefit from the services provided by Ashmore EMM.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2014 (Unaudited)

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees paid by each Fund to AIML. In doing so, the Board compared the contractual and actual investment management fees and overall gross and net expense ratios (represented by the Funds’ Institutional Shares) to those of the Funds’ peers as determined by Lipper. They noted that several of the Funds were quite small in size relative to their peers. As with the performance comparisons, the Board also noted that, with respect to several of the Funds, there were only a limited number of peer funds with similar investment strategies. Where contractual or actual management fees or total expense ratios of a Fund were meaningfully above those of the Lipper peers, the Board also considered and took into account the extent to which AIML had undertaken to waive a portion of its fees and/or reimburse expenses so as to otherwise limit these Funds’ ordinary operating expenses until at least February 28, 2015.

With respect to the Subadvised Funds, the Trustees also separately considered the fees paid by AIML to Ashmore EMM in relation to the investment management services provided by Ashmore EMM, and the portion of the overall fee retained by AIML in relation to the supervisory and administrative services provided by AIML.

The Board reviewed AIML’s costs and profitability as presented by it in serving as investment adviser. The Board noted that AIML was operating at a loss with respect to Ashmore Emerging Markets Currency, Ashmore Emerging Markets Local Currency Bond and Ashmore Emerging Markets Debt Fund. With respect to the remaining Funds, the Board concluded that AIML’s profitability was not excessive.

In evaluating the terms of the Agreements, the Board also considered the other benefits that may inure to AIML and Ashmore EMM as a result of their relationship with the Funds, such as the reputational benefit derived from serving as investment adviser or subadviser to the Funds.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged the Funds were appropriate.

ECONOMIES OF SCALE

The Board noted that the contractual investment management fees for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board observed that many of the Funds remained quite small in size, and that the collective assets of all of the Funds had only recently reached approximately $1 billion. The Board also observed that AIML was subsidizing all of the Funds through fee waivers and expense reimbursements. In evaluating the Funds’ contractual investment management fees, the Board considered AIML’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also AIML’s continuing agreement to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIML would realize economies of scale as the assets of individual Funds grow beyond current levels. The Board noted they intend to monitor each Fund’s asset growth in connection with future reviews of the Funds’ Agreements to determine whether breakpoints may be appropriate at such time. In light of the Funds’ current sizes and expense structures, the Board concluded that breakpoints in the Funds’ contractual investment management fees were not warranted at this time.

* * *

The Board concluded that the fees to be paid to AIML by each Fund, and the fees to be paid by AIML to Ashmore EMM with respect to the Subadvised Funds, were appropriate in light of the services to be provided by AIML and Ashmore EMM, respectively, the costs to AIML of operating the Funds, and the Funds’ current and reasonably foreseeable asset levels, and determined that the Agreements should, therefore, be approved.

* * *

ASHMORE FUNDS

FOR MORE INFORMATION

As of April 30, 2014

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Equity Fund,

Ashmore Emerging Markets Small-Cap Equity Fund

and Ashmore Emerging Markets Frontier Equity Fund

Ashmore Equities Investment Management (U.S.) L.L.C.

1001 19th Street North, 15th Floor

Arlington, Virginia 22209

703-243-8800

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

Item 2. Code of Ethics.

Not applicable for this reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for this reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for this reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for this reporting period.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By      /s/ George Grunebaum

  George Grunebaum, President and

  Chief Executive Officer

  (Principal Executive Officer)

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ George Grunebaum

  George Grunebaum, President and

  Chief Executive Officer

  (Principal Executive Officer)

Date: July 3, 2014

By      /s/ Chris Tsutsui

  Chris Tsutsui, Treasurer

  (Principal Financial and Accounting Officer)

Date: July 3, 2014

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